As filed on November 25, 2003                        1933 Act File No. 033-19862
                                                     1940 Act File No. 811-5460


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   X
                                                                         ---

Pre-Effective Amendment No.
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         Post-Effective Amendment No.  33                                 X
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REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           X
                                                                         ---
         Amendment No.    37                                              X
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                          AIM TREASURER'S SERIES TRUST
               (As Successor to AIM TREASURER'S SERIES FUNDS, INC.
             formerly named INVESCO TREASURER'S SERIES FUNDS, INC.)
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (713) 626-1919

                                Robert H. Graham
                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:

Clifford J. Alexander, Esq         John H. Lively, Esq.           Martha J. Hays, Esq.
Kirkpatrick & Lockhart LLP         A I M Advisors, Inc.           Ballard  Spahr  Andrews & Ingersoll, LLP
1800 Massachusetts Avenue, N.W.    11 Greenway Plaza, Suite 100   1735 Market Street, 51st Floor
Washington, D. C.  20036           Houston, TX  77046             Philadelphia, PA  19103-7599


                                  ------------

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

 X       immediately upon filing pursuant to paragraph (b)
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         on ____________, pursuant to paragraph (b)
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         60 days after filing pursuant to paragraph (a)(1)
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         on  ___________, pursuant to paragraph (a)(1)
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         75 days after filing pursuant to paragraph (a)(2)
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         on ____________, pursuant to paragraph (a)(2) of rule 485
-----

If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       Contents of Registration Statement

Cover Page

Contents of Registration Statement

Prospectus:       INVESCO Treasurer's Money Market Reserve Fund
                  INVESCO Treasurer's Tax-Exempt Reserve Fund

Prospectus:       INVESCO Stable Value Fund - Class R

Prospectus:       INVESCO Stable Value Fund - Institutional Class

Prospectus:       INVESCO U.S. Government Money Fund - Investor Class

Statement of Additional Information:   INVESCO Treasurer's Money Market Reserve
                                       Fund
                                       INVESCO Treasurer's Tax-Exempt Reserve
                                       Fund

Statement of Additional Information:   INVESCO Stable Value Fund

Statement of Additional Information:   INVESCO U.S. Government Money Fund

Part C

Signature Page

Exhibits

PROSPECTUS | NOVEMBER 25, 2003


AIM TREASURER'S SERIES TRUST

INVESCO TREASURER'S MONEY MARKET RESERVE FUND

INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

TWO NO-LOAD MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.



TABLE OF CONTENTS
Investment Goals, Strategies, And Risks..........2
Fund Performance.................................3
Fees And Expenses................................4
Investment Risks.................................5
Principal Risks Associated With The Funds........6
Temporary Defensive Positions....................7
Fund Management..................................7
Portfolio Managers...............................8
Potential Rewards................................8
Share Price......................................8
Tools Used to Combat Excessive Short-Term
   Trading Activity..............................9
Timing and Method of Payment....................11
Investors (for Accounts Opened on or After
   August 14, 2003).............................11
Investors (Before August 14, 2003)..............13
Your Account Services...........................17
How To Sell Shares..............................17
Dividends And Taxes.............................20
Financial Highlights............................22


No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

PROSPECTUS | NOVEMBER 25, 2003

A I M Advisors, Inc. ("AIM") is the investment advisor for each Fund. On November 25, 2003, the series portfolios of AIM Treasurer's Series Funds, Inc., a Maryland corporation (the "Company"), were redomesticated as the Funds, which are series portfolios of AIM Treasurer's Series Trust, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."


This Prospectus will tell you more about:

[KEY ICON]    INVESTMENT GOALS & STRATEGIES
[ARROWS ICON] POTENTIAL INVESTMENT RISKS
[GRAPH ICON]  PAST PERFORMANCE


                           ---------------------------

[KEY ICON][ARROWS ICON] INVESTMENT GOALS, STRATEGIES, AND RISKS

FACTORS COMMON TO BOTH FUNDS

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Funds are money market funds. The Funds seek a high level of current income, consistent with the preservation of capital and the maintenance of liquidity. They invest in "money market" securities, which are high quality debt securities with a life span or remaining maturity of 397 days or less. The average dollar-weighted maturity of each Fund's portfolio is ninety days or less.

The Funds operate under policies designed to ensure compliance with specific federal regulations applied to money market funds. These policies include requirements for:

maintaining high credit quality of the Funds' investments;

maintaining a short average portfolio maturity;

ensuring adequate diversification of both the issuers of the Funds' investments and the guarantors of those investments, if any; and

monitoring accurate pricing of the Funds' investments so unfairness does not result from the use of the amortized cost method to value those investments.

The Funds are not intended for investors seeking capital appreciation. While not intended as a complete investment program, either of these Funds may be a valuable element of your investment portfolio.

An investment in either of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, there is always a risk that you may lose money on your investment in a Fund.

[KEY ICON] INVESCO TREASURER'S MONEY MARKET RESERVE FUND

The Fund invests primarily in short-term securities issued by large creditworthy corporations, banks, and finance companies, as well as debt securities issued by the U.S. government. These securities include corporate debt securities, asset-backed securities, privately issued obligations, bank obligations, short-term commercial paper, U.S. government and agency debt, repurchase agreements, variable rate or floating rate debt obligations and other securities that are restricted as to disposition under federal securities laws.

The Fund may invest in obligations issued by certain agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.

[KEY ICON] INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

The Fund normally invests at least 80% of its assets in short-term municipal securities issued by state, county, and city governments. The interest on these securities is generally exempt from federal income tax, although the interest may be included in your income if you are subject to the federal Alternative Minimum Tax. The interest on these securities may be subject to state and/or local income taxes. These securities include municipal notes, short-term municipal bonds, and variable rate debt obligations.

The rest of the Fund's investment portfolio may be invested in short-term taxable instruments. These may include corporate debt securities, asset-backed securities, privately issued commercial paper and other securities that are restricted as to disposition under federal securities laws, bank obligations, commercial paper, U.S. government debt, and repurchase agreements. We seek to manage the Fund so that substantially all of the income produced is exempt from federal income tax when paid to you, although we cannot guarantee this result.

[GRAPH ICON] FUND PERFORMANCE

The bar charts below show the Funds' actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade. The table below shows average annual total returns for various periods ended December 31, 2002 for each Fund. To obtain a Fund's current 7-day yield information, please call the Advisor at 1-800-525-8085. The information in the bar charts and table provides some indication of the risks of investing in a particular Fund by showing changes in the year to year performance of each Fund. Remember, past performance does not indicate how a Fund will perform in the future.

    ------------------------------------------------------------------------
                      TREASURER'S MONEY MARKET RESERVE FUND
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
    ------------------------------------------------------------------------
      '93    '94    '95    '96    '97    '98     '99     '00     '01     '02




    ------------------------------------------------------------------------
     Best Calendar Qtr. 12/00   1.62%
     Worst Calendar Qtr. 12/02  0.35%
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
                       TREASURER'S TAX-EXEMPT RESERVE FUND
                         ACTUAL ANNUAL TOTAL RETURN(1),(2)
    ------------------------------------------------------------------------
      '93    '94    '95    '96    '97    '98     '99     '00     '01     '02




    ------------------------------------------------------------------------
     Best Calendar Qtr. 12/00   1.08%
     Worst Calendar Qtr. 3/02   0.30%
    ------------------------------------------------------------------------


    ------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURN(1),(2)
                                                   AS OF 12/31/02
    ------------------------------------------------------------------------
                                            1 YEAR      5 YEARS      10 YEARS
    Treasurer's Money Market                 1.54%       4.43%        4.58%
    Reserve Fund
    Treasurer's Tax-Exempt Reserve           1.29%       2.93%        3.09%
    Fund


(1) Total return figures include reinvested dividends and the effect of each Fund's expenses.
(2) The returns for Treasurer's Money Market Reserve and Treasurer's Tax-Exempt Reserve Funds were 0.79% and 0.74%, respectively, year-to-date as of the calendar quarter ended September 30, 2003.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. If you invest in the Funds through a securities broker or any other third party, you may be charged a commission or transaction fee by the securities broker or any other third party for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

You pay no fees to purchase Fund shares, to exchange to another fund advised by the Advisor, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS


      TREASURER'S MONEY MARKET RESERVE FUND
      Management Fees(1),(2)                        0.25%
      Distribution and Service (12b-1) Fees         None
      Other Expenses(1)                             0.00%
                                                    ----
      Total Annual Fund Operating Expenses(1),(2)   0.25%
                                                    ====

      TREASURER'S TAX-EXEMPT RESERVE FUND
      Management Fees(1)                            0.25%
      Distribution and Service (12b-1) Fees         None
      Other Expenses(1)                             0.00%
                                                    ----
      Total Annual Fund Operating Expenses(1)       0.25%
                                                    ====

      (1)Under the Funds' investment advisory agreement, the Funds' investment advisor is responsible for the payment of all of the Funds' expenses other than payment of advisory fees, taxes, interest and brokerage commissions.
      (2)Treasurer's Money Market Reserve Fund's investment advisor will voluntarily waive, on an annual basis, to limit the management fee to 0.20%. This voluntary waiver may be changed at any time following consultation with the Funds' board of trustees.


      EXPENSE EXAMPLE

      The Example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds.

      The Example assumes that you invested $10,000 in a Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that a Fund's operating expenses remain the same. Although the actual costs and performance of a Fund may be higher or lower, based on these assumptions your costs would be:

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
      Treasurer's Money Market Reserve Fund     $26     $80      $141     $318
      Treasurer's Tax-Exempt Reserve Fund       $26     $80      $141     $318

[ARROWS ICON] INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

      NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

      NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

      POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance. Investment professionals generally consider money market funds conservative and safe investments, compared to many other investment alternatives. However, as with all types of securities investing, investments in money market funds are not guaranteed and do present some risk of loss. The Funds will not reimburse you for any losses.

      NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH THE FUNDS

You should consider the special risk factors discussed below associated with the Funds' policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

INTEREST RATE RISK
Changes in interest rates will change the resale value of debt securities held in a Fund's portfolio. When interest rates go up, the market values of previously issued debt securities generally decline. Also, a Fund's new investments are likely to be in debt securities paying lower rates than the rest of a Fund's portfolio when interest rates go down. This reduces a Fund's yield. A weak economy or strong stock market may cause interest rates to decline.

CREDIT RISK
The Funds invest in debt instruments, such as notes, bonds, and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

PREPAYMENT RISK
INVESCO Treasurer's Money Market Reserve Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for a Fund to earn income may be decreased.

LIQUIDITY RISK
A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

DURATION RISK
Duration is a measure of a debt security's sensitivity to interest rate changes. Duration of money market securities is usually expressed in terms of days or months, with longer durations usually more sensitive to interest rate fluctuations.

OPPORTUNITY RISK
With long-term investment plans, there may be a risk that you are not taking enough risk, and thus missing the opportunity on other less conservative but potentially more rewarding investments. The Funds have an investment goal of current income, not capital appreciation. Therefore the Funds by themselves will not be a suitable investment for people seeking long-term growth for objectives such as retirement or the funding of a child's college education.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

            --------------------------------------------------------

Although each Fund generally invests in money market securities, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund's principal investment strategy, they may constitute a significant portion of a Fund's portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                           RISKS              APPLIES TO THESE
                                                             FUNDS
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES
These securities are fractional      Prepayment and     Treasurer's Money
interests in pools of credit         Interest Rate      Market Reserve
card receivables, consumer           Risks
loans, and other trade received,
which are obligations of a
number of different parties. The
income from the underlying pool
is passed through to investors,
such as the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                           RISKS              APPLIES TO THESE
                                                             FUNDS
--------------------------------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES
These are securities issued by       Prepayment and     Treasurer's Money Market
the FHLMC and the FNMA or            Interest Rate      Reserve
guaranteed by the GNMA and           Risks
backed by mortgages. The Fund
receives payments out of the
interest and principal on the
underlying mortgages.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the           Credit and         Treasurer's Money Market
seller of a security agrees to       Counterparty       Reserve
buy it back at an agreed-upon        Risks              Treasurer's Tax-Exempt
price and time in the future.                           Reserve
--------------------------------------------------------------------------------
RULE 144A SECURITIES AND SECTION
4(2) PAPER
Securities that are not              Liquidity Risk     Treasurer's Money Market
registered, but which are bought                        Reserve
and sold solely by institutional
investors. The Fund considers
many Rule 144A securities to be
"liquid," although the market
for such securities typically is
less active than the public
securities markets.
--------------------------------------------------------------------------------
VARIABLE RATE OR FLOATING RATE
INSTRUMENTS
Securities that are debt             Interest Rate      Treasurer's Money Market
instruments with a variable          Risk               Reserve
interest rate. The interest rate                        Treasurer's Tax-Exempt
is readjusted periodically.                             Reserve
--------------------------------------------------------------------------------

[ARROWS ICON] TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of Treasurer's Tax-Exempt Reserve Fund by investing in securities that are highly liquid, such as high-quality, taxable money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings and the income produced may not be tax exempt.

FUND MANAGEMENT


INVESCO, AIM AND FMC ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $345.2 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA AND THE FAR EAST.


INVESTMENT ADVISOR


A I M Advisors, Inc. ("AIM") is the investment advisor for each Fund. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives.

Fund Management Company ("FMC") is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO, AIM and FMC are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for the Fund.

      The following table shows the fees the Funds paid to INVESCO for its advisory services for the period ended August 31, 2003:

   -------------------------------------------------------------------------
                                         ADVISORY FEE AS A PERCENTAGE OF
                                         AVERAGE ANNUAL NET ASSETS UNDER
   FUND                                            MANAGEMENT
   -------------------------------------------------------------------------
   Treasurer's Money Market Reserve                   0.25%
   Treasurer's Tax-Exempt Reserve                     0.25%

      Pursuant to the terms of the Funds' investment advisory agreements, the Advisor is responsible for the payment for all of the Funds' ordinary and necessary business expenses (excluding management fees, taxes, interest, and brokerage commissions). The Funds pay no fees for the services that the Advisor provides under an Administrative Services Agreement pursuant to which the Advisor provides certain administrative and shareholder-related services. From time to time, the Advisor may pay, from its own resources, institutions that invest in the Funds or institutions whose customers own shares of the Funds for the provision of certain administrative and/or shareholder-related services.

      PORTFOLIO MANAGERS

      The Funds are managed on a day-to-day basis by AIM. When we refer to team management without naming individual portfolio managers, we mean a system by which a senior investment policy group sets allocation of Fund assets and risk controls:


      FUND                                           PORTFOLIO MANAGER(S)
      Treasurer's Money Market Reserve               Team Management
      Treasurer's Tax-Exempt Reserve                 Team Management

      POTENTIAL REWARDS

      The Funds offer shareholders the potential for monthly payment of daily income, while maintaining a stable share value, at a level of risk lower than many other types of investments. Yields on short-term securities tend to be lower than the yields on longer-term fixed-income securities. The Funds seek to provide higher returns than other money market funds and the money market in general, but cannot guarantee that performance.

      SUITABILITY FOR INVESTORS

      Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Funds are most suitable for investors who:

      o  want to earn income at current money market rates.
      o  want to preserve the value of their investment.
      o  do not want to be exposed to a high level of risk.
      o are seeking federally tax-exempt income (Treasurer's Tax-Exempt Reserve Fund only).

      You probably do not want to invest in the Funds if you are:

      o primarily seeking long-term growth (although the Funds may serve as the cash equivalent portion of a balanced investment program).

      SHARE PRICE

      The value of your Fund shares is not likely to change from $1.00, although this cannot be guaranteed. This value is known as the Net Asset Value per share, or NAV. Treasurer's Money Market Reserve Fund determines its NAV as of 10:00 a.m. Eastern Time, 1:00 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time on each day that the New York Stock Exchange ("NYSE") is open. Treasurer's Tax-Exempt Reserve Fund determines its net asset value as of 10:00 a.m. Eastern Time, 12:30 p.m. Eastern

      Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time on each day that the NYSE is open. Therefore, shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

      THE COMBINATION OF THE AMORTIZED COST METHOD OF VALUATION AND THE DAILY DECLARATION OF DIVIDENDS MEANS THAT EACH FUND'S NET ASSET VALUE IS EXPECTED TO BE $1.00 PER SHARE, DESPITE CHANGES IN THE MARKET VALUE OF A FUND'S SECURITIES.

      The Funds use the amortized cost method for establishing the value of their investments. The amortized cost method values securities at their cost at the time of purchase, and then amortizes the discount or premium to maturity. The Funds declare dividends daily, based upon the interest earned by the Funds' investments that day. The combination of the amortized cost method of valuation and the daily declaration of dividends means that each Fund's net asset value is expected to be $1.00 per share, despite changes in the market value of a Fund's securities. However, we cannot guarantee that each Fund's net asset value will be maintained at a constant value of $1.00 per share.


      All purchases, sales, and exchanges of Fund shares are made at the NAV next calculated after your order has been received by the Advisor, or as the case may be AIM Investment Services, Inc. ("AIS"), with proper instructions. Instructions received after the last NAV determination on a particular day will be priced at the next determined NAV on the next day that the NYSE is open. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities ("NSCC") must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any error or irregularities related to these transactions. If the financial institution through which you place purchase and redemption orders, in turn, places its orders to AIS through the NSCC, the Advisor or AIS may not receive those orders until the next business day after the order has been entered into the NSCC.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

      While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the Funds' shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM and INVESCO Funds"):

           o    trade activity monitoring;
           o    trading guidelines;
           o    redemption fee on trades in certain AIM and INVESCO Funds; and
           o    selective use of fair value pricing.

      Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

      Trade Activity Monitoring
      -------------------------

      The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

      The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

      Trading Guidelines
      ------------------

      Currently, if a shareholder exceeds 10 exchanges per calendar year, or an AIM or INVESCO Fund or FMC determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM and INVESCO Fund and FMC reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

      Effective on or about March 1, 2004, if a shareholder exceeds four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or FMC determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and FMC reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

      The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

      Redemption Fee
      --------------

      Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Buy Shares - Redemption Fee" for more information.

      The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

      Fair Value Pricing
      ------------------

      The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

      Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

      TIMING AND METHOD OF PAYMENT

      Treasurer's Money Market Reserve Fund determines its net asset value as of 10:00 a.m. Eastern Time, 1:00 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time. Treasurer's Tax-Exempt Reserve Fund determines its net asset value as of 10:00 a.m. Eastern Time, 12:30 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time.

      Dividends payable on redeemed shares will normally be paid on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request the dividends payable up to the date of redemption with the proceeds of the redemption.


      INVESTORS (FOR ACCOUNTS OPENED ON OR AFTER AUGUST 14, 2003)


      MINIMUM INVESTMENTS PER FUND ACCOUNT

      The minimum investments for Fund accounts are as follows:

                                       INITIAL            ADDITIONAL
                                       INVESTMENTS*       INVESTMENTS
     INVESCO Treasurer's
     Money Market Reserve Fund         $1 million         No minimum

     INVESCO Treasurer's
     Tax-Exempt Reserve Fund           $1 million         No minimum
     *An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

      PURCHASING SHARES

      For investors investing in the Funds on or after August 14, 2003, the following chart shows several ways you can invest in the Funds. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the INVESCO fund verify and record your identifying information. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into AIM Cash Reserve Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Funds' transfer agent, to exchange into the fund you choose.

                                PURCHASE OPTIONS

      METHOD                 OPENING AN ACCOUNT       ADDING TO AN ACCOUNT
      --------------------------------------------------------------------------
      Through a Financial  Contact your financial     Same
       Intermediary        intermediary. The
                           financial intermediary
                           should mail your
                           completed account
                           application to AIM
                           Investment Services,
                           Inc. ("AIS") at P.O.
                           Box 4739, Houston, TX
                           77210-4739. The
                           financial intermediary
                           should call AIS at
                           (800) 959-4246 to
                           receive an account
                           number. Then, the
                           intermediary should use
                           the following wire
                           instructions:

                           Beneficiary Bank ABA/
                           Routing #: 113000609
                           Beneficiary Account
                           Number: 00100366807
                           Beneficiary Account
                           Name: A I M Fund
                           Services, Inc. RFB:
                           Fund Name, Reference #
                           OBI: Your Name, Account #
      --------------------------------------------------------------------------
      By Telephone         Open your account as       Call AIS at (800) 959-4246
                           described above.           and wire payment for your
                                                      purchase order in
                                                      accordance with the wire
                                                      instructions noted above.
                                                      You must call before the
                                                      final NAV determination in
                                                      order to effect your
                                                      purchase on that day.

      --------------------------------------------------------------------------
      By A I M LINK(R)     Open your account as       Complete an A I M LINK(R)
                           described above.           Agreement. Mail the
                                                      application and agreement
                                                      to AIS. Once your request
                                                      for this option has been
                                                      processed, you may place
                                                      your order via A I M LINK.
      --------------------------------------------------------------------------


      REDEEMING SHARES

      REDEMPTION FEES

      We will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions.

       HOW TO REDEEM SHARES
      --------------------------------------------------------------------------
                                     REDEMPTION OPTIONS
      --------------------------------------------------------------------------
      Through a Financial   Contact your financial intermediary.
      Intermediary
                            Redemption proceeds will be sent in accordance with
                            the wire instructions specified in the account
                            application you provided AIS. AIS must receive your
                            financial intermediary's call before the day's final
                            NAV determination in order to effect the redemption
                            at the day's closing price.
      --------------------------------------------------------------------------
      By Telephone          A person who has been authorized to make
                            transactions in the account application may make
                            redemptions by telephone. AIS must receive your call
                            before the day's final NAV determination in order to
                            effect the redemption at the day's closing price. If
                            you redeem by telephone, we will send the amount of
                            the redemption proceeds in accordance with your
                            pre-established instructions. We use reasonable
                            procedures to confirm that instructions communicated
                            by telephone are genuine and are not liable for
                            telephone instructions that are reasonably believed
                            to be genuine.
      --------------------------------------------------------------------------
      By A I M LINK(R)      Place your redemption request via A I M LINK. AIS
                            must receive your financial intermediary's call
                            before the day's final NAV determination in order to
                            effect the redemption at the day's closing price. If
                            you redeem via A I M LINK, we will transmit your
                            redemption proceeds electronically to your
                            pre-authorized bank account. We are not liable for A
                            I M LINK instructions that are not genuine.
      --------------------------------------------------------------------------
      Redemptions by the    If a Fund determines that you have not provided a
      Fund                  correct Social Security or other tax ID number on
                            your account application, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.


      The Funds and their agents reserve the right at any time to:
      o  Reject or cancel all or any part of any purchase order;
      o  Modify any terms or conditions of purchase of shares of the Funds; or
      o Suspend, change or withdraw all or any part of the offer made by this prospectus.

      INVESTORS (BEFORE AUGUST 14, 2003)

      The chart in this section shows several convenient ways to invest in the Funds if you invest directly through FMC.


      There is no charge to invest, exchange, or redeem shares when you make transactions directly through the Advisor. However, if you invest in a Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares. For all new accounts, please send a completed application form and specify the fund or funds you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the INVESCO fund verify and record your identifying information. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into AIM Cash Reserves Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIS, the Funds' transfer agent, to exchange into the fund you choose.

      FMC reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. FMC also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If an INVESCO fund determines that you have not provided a correct social security or other tax ID number on your account application, or the INVESCO fund is not able to verify your identity as required by law, the INVESCO fund may, at its discretion, redeem the account and distribute the proceeds to you.


      Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire, and your funds do not clear, you will be responsible for any related loss to a Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

      MINIMUM INITIAL INVESTMENT: $1,000,000, which may be waived in certain cases.
      MINIMUM SUBSEQUENT INVESTMENT: None.


      The following chart shows several ways to invest in the Funds if you invest directly through FMC. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.



METHOD                         INVESTMENT MINIMUM          PLEASE REMEMBER
------------------------------------------------------------------------------------------------
BY CHECK                       Please see minimum initial  Mail your completed account
Mail to:                       investment above.           application and check to AIS.  AIS
AIM Investment Services, Inc.                              does not accept cash, credit cards,
P.O. Box 4739                                              travelers' cheques, credit card
Houston, TX 77210-4739                                     checks, instant loan checks, money
-or-                                                       orders, or third party checks
AIM Investment Services, Inc.                              unless they are from another
P.O. Box 173706                                            financial institution related to a
Denver, CO 80217-3706                                      retirement plan transfer.

You may also send your check
by overnight courier to:
AIM Investment Services, Inc.
11 Greenway Plaza, Suite 100,
Houston, TX 77046
-or-
AIM Investment Services, Inc.
4350 South Monaco
Denver, CO 80237
------------------------------------------------------------------------------------------------

BY WIRE                        Please see minimum initial  Mail completed account application
You may send your payment by   investment above.           to the transfer agent. Call the
bank wire (call 1-800-959-4246                             transfer agent at (800) 959-4246 to
for instructions).                                         receive a reference number. Then,
                                                           use the following wire instructions:
                                                           Beneficiary Bank ABA/Routing #:
                                                           113000609 Beneficiary Account Number:
                                                           00100366807 Beneficiary Account Name:
                                                           A I M Fund Services, Inc.
                                                           RFB: Fund Name, Reference #
                                                           OBI: Your Name, Account #
------------------------------------------------------------------------------------------------

BY TELEPHONE WITH ACH          Please see minimum initial  You must provide your bank account
Call 1-800-959-4246 to request investment above.           information to AIS prior to using
your purchase.  Upon your                                  this option.
telephone instructions, AIS
will move money from your
designated bank/credit union
checking or savings account in
order to purchase shares.

METHOD                         INVESTMENT MINIMUM          PLEASE REMEMBER
------------------------------------------------------------------------------------------------
BY INTERNET                    Since the minimum initial   You will need a Web browser to use
Go to AIM's Web site at        investment for these Funds  this service. Open your account
aiminvestments.com.            exceeds the maximum         using one of the methods described
                               transaction amount on       above.  Access your account at
                               Internet transactions, you  www.aiminvestments.com. The proper
                               may only use the Internet   bank instructions must have been
                               for subsequent investments. provided on your account. You may not purchase shares in AIM
                                                           prototype retirement accounts on
                                                           the Internet.
------------------------------------------------------------------------------------------------

BY EXCHANGE                    $100,000 for regular        See "Exchange Policy."
Between the same class of any  accounts.
two INVESCO funds or certain
classes of AIM funds and the
shares of these funds. Call
1-800-525-8085 for
prospectuses of other INVESCO
funds or AIM funds. Exchanges
may be made by telephone or at
AIM's Web site at
aiminvestments.com.  You may
also establish an automatic
monthly exchange service
between two INVESCO funds or
certain classes of AIM funds;
call us for further details
and the correct form.
------------------------------------------------------------------------------------------------


      Purchase of shares by check, other negotiable bank draft or bank wire received by AIS by 4:00 p.m. (Eastern Time) will begin to accrue dividends on the following business day. Similarly, if you request a check or other negotiable bank draft or wire when you redeem Funds shares, and the Advisor receives your request by 4:00 p.m. (Eastern Time), you will receive that day's dividend.

      Some shareholders may prefer to receive any current day's dividend on the day they purchase Fund shares, and not receive any current day's dividend on the day they redeem shares. Such transactions must be done by federal bank wire. In that case, you must contact AIS prior to 4:00 p.m. (Eastern
      Time), provide your federal bank reference number, specifically request that you receive that day's dividend, and make sure that AIS receives the federal bank wire prior to 4:00 p.m. (Eastern Time). If you follow those steps, you will receive the current day's dividend. Similarly, if you wish to redeem Fund shares and receive the proceeds by federal bank wire on the same day, you must contact AIS prior to 4:00 p.m. (Eastern Time), have previously provided instructions for wiring to your bank and specifically request that your payment be wired to you by federal bank wire on the same day. If you follow these steps, you will receive payment by federal bank wire, but will not receive that day's dividend.

      FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

      EXCHANGE POLICY. You may exchange your shares in either of the Funds for shares of the Investor Class in another INVESCO fund or into certain classes of another AIM Fund, on the basis of their respective NAVs at the time of the exchange.


      Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.


      We have the following policies governing exchanges:

      o Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).

      o Currently, if you exceed 10 exchanges per calendar year, or an AIM or INVESCO Fund or FMC determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and FMC reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

      o Effective on or about March 1, 2004, if you exceed four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or FMC determines, in its sole discretion that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and FMC reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exception would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

      o Please see the subsection entitled "Tools Used to Combat Excessive Short-Term Trading Activity - Trading Guidelines" for more information.

      o Under unusual market conditions, an AIM Fund or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or INVESCO Funds or FMC may modify or terminate this privilege at any time. The AIM Funds or INVESCO Fund or FMC will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.


      In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

      Effective August 14, 2003, all references in this Prospectus to the terms exchange, exchanges, By Exchange, and Exchange Policy will apply only to existing shareholders of the Funds as of the close of business August 13, 2003 and all new shareholders of the Funds after that date will not be allowed to exchange shares of the Funds.


     INTERNET TRANSACTIONS. Investors may exchange and redeem shares of any INVESCO fund through AIM's Web site. Since the minimum initial investment for these funds exceeds the maximum transaction amount on Internet transactions, you may only use the Internet for subsequent investments. To use this service, you will need a Web browser (presently Netscape version
      4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use AIM's Web site. AIS will accept Internet purchase instructions only for exchanges or if the purchase price is paid to AIS through debiting your bank account. Internet cash redemptions will be paid only to the same bank account from which the payment to AIS originated. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to AIS, along with a check.


      AIS employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to enter into a transaction on AIM's Web site, you will need an account number, your Social Security Number, and an alphanumeric password. If AIS follows these procedures, neither AIS, its affiliates nor any fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow AIS's security procedures. By entering into the user's agreement with AIS to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you.

      YOUR ACCOUNT SERVICES

      With the exception of householding, the following information pertains only to shareholders who hold their shares directly through FMC.

      FMC PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY MUTUAL FUND.

      SHAREHOLDER ACCOUNTS. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

      QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you will receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

      TRANSACTION CONFIRMATIONS. You will receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

      CHECKWRITING. You may redeem shares of a Fund by check. We will provide personalized checks at no charge within thirty days of your account opening. Checks may be made payable to any party in any amount of $2,500 or more. Shares of the Fund will be redeemed to cover payment of the check. AIS reserves the right to institute a charge for this service upon notice to all shareholders. Further information about this option may be obtained from AIS.

      TELEPHONE TRANSACTIONS. You may exchange and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

      YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, AIMINVESTMENTS.COM.

      Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

      HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

      IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for Individual Retirement Accounts ("IRAs") and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

      HOW TO SELL SHARES

      TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

      The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through FMC. If you invest in a Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

      If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.


      While AIS attempts to process telephone redemptions promptly, there may be times - particularly in periods of severe economic or market disruption - when you may experience delays in redeeming shares by telephone.


      AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances - for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.


      The following chart shows several ways to sell your Fund shares if you invest directly through FMC.


METHOD                             REDEMPTION MINIMUM           PLEASE REMEMBER
--------------------------------------------------------------------------------------------------
BY TELEPHONE                       $250 (or, if less, full      AIS's telephone redemption
Call us toll-free at               liquidation of the account)  privileges may be modified or
1-800-959-4246                     for a redemption check.      terminated in the future at
                                                                AIS's discretion. The maximum
                                                                amount which m ay be redeemed by
                                                                telephone is generally $250,000.
--------------------------------------------------------------------------------------------------
IN WRITING                         Any amount.                  The redemption request must be
Mail your request to:                                           signed by all registered account
AIM Investment Services, Inc.                                   owners. Payment will be mailed
P.O. Box 4739                                                   to your address as it appears on
Houston, TX 77210-4739                                          AIS's records, or to a bank
                                                                designated by you in writing.
You may also send your request
by overnight courier to:
AIM Investment Services, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046
--------------------------------------------------------------------------------------------------
BY CHECK                           $2,500 per check.            Personalized checks are
                                                                available from AIS at no charge
                                                                within 30 days of your account
                                                                opening upon request. Checks may
                                                                be payable to any party.
--------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH              $50                          You must provide your bank
Call 1-800-959-4246 to request                                  account information to AIS prior
your redemption.                                                to using this option. AIS will
                                                                automatically pay the proceeds
                                                                into your designated bank
                                                                account.
--------------------------------------------------------------------------------------------------
BY INTERNET                        $50                          Place your redemption request at
Go to AIM's Web site at                                         www.aiminvestments.com. You will
aiminvestments.com.                                             be allowed to redeem by internet
                                                                if (1) you do not hold physical
                                                                share certificates; (2) you can
                                                                provide proper identification
                                                                information; (3) the proceeds of
                                                                the redemption do not exceed
                                                                $250,000; and (4) you have
                                                                already provided proper bank
                                                                information. AIM prototype
                                                                retirement accounts may not be
                                                                redeemed on the internet. The
                                                                transfer agent must confirm your
                                                                transaction during the hours of
                                                                the customary trading session of
                                                                the NYSE in order to effect the
                                                                redemption at that day's closing
                                                                price. You will need a Web
                                                                browser to use this service. AIS
                                                                will automatically pay the
                                                                proceeds into your designated
                                                                bank account.
--------------------------------------------------------------------------------------------------
AIM 24-HOUR AUTOMATED INVESTOR     $50                          Be sure to write down the
LINE WITH ACH                                                   confirmation number provided to
Automated transactions by                                       you.  You must provide your bank
telephone are available for                                     account information to AIS prior
redemptions and exchanges 24 hours                              to using this option. Automated
a day. Simply call 1-800-246-5463.                              transactions are limited to a
                                                                maximum of $25,000.
--------------------------------------------------------------------------------------------------

METHOD                             REDEMPTION MINIMUM           PLEASE REMEMBER
--------------------------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY             Any amount.                  All registered account owners
Mail your request to:                                           must sign the request, with
AIM Investment Services, Inc.                                   signature guarantees from an
P.O. Box 4739                                                   eligible guarantor financial
Houston, TX 77210-4739                                          institution, such as a
                                                                commercial bank or a recognized
                                                                national or regional securities
                                                                firm.


      Because of the Funds' expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $50,000 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you, and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $50,000 or more.

      It is possible that in the future conditions may exist which would make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the trustees of the Funds may authorize payment to be made in portfolio securities or other property of the applicable Fund. However, we are obligated under the Investment Company Act of 1940 to redeem for cash all shares of a Fund presented for redemption by any one shareholder up to $250,000 (or 1% of the applicable Fund's net assets if that is less) in any ninety-day period. Securities delivered in payment of redemptions are valued at fair market value as determined in good faith by the trustees of the Funds. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities. To date, the Funds have always paid for redeemed shares in cash.


      *Place your redemption request at www.aiminvestments.com. You will be allowed to redeem by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) the proceeds of the redemption do not exceed $250,000; and (4) you have already provided proper bank information. AIM prototype retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.


      DIVIDENDS AND TAXES

      TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER. WE WILL PROVIDE YOU WITH DETAILED INFORMATION EVERY YEAR ABOUT YOUR DIVIDENDS.

      Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Funds.

      Each Fund earns ordinary or investment income from interest on its investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders. You will ordinarily earn income on each day you are invested in one of the Funds, and that income is paid by the Fund to you once a month. Dividends are automatically reinvested in additional shares of a Fund at the net asset value on the monthly dividend distribution date, unless you request that dividends be paid in cash.

      Unless you are (or your account is) exempt from income taxes, you must include all dividends paid to you by Treasurer's Money Market Reserve Fund in your taxable income for federal, state, and local income tax purposes. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund or other funds.

      Substantially all of the dividends that you receive from Treasurer's Tax-Exempt Reserve Fund are expected to be exempt from federal income taxes, but there is no assurance that this will be the case. For the fiscal year ended May 31, 2003, 99.32% of the dividends declared by this Fund were exempt from federal income taxes. There is no assurance that this will be the case in future years. Dividends that you receive from Treasurer's Tax-Exempt Reserve Fund may be subject to state and local taxes, or to the federal Alternative Minimum Tax.

      If you have not provided AIS with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, backup withholding tax at the rate in effect on the date of the transaction.

      Unless your account is held through a financial intermediary, we will provide you with detailed information about your dividends, and the tax status of your dividends, that is required for you to complete your yearly tax filings.

      FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Treasurer's Series Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November 25, 2003, Invesco Treasurer's Money Market Reserve Fund and Invesco Treasurer's Tax-Exempt Reserve Fund, two of the series portfolios of AIM Treasurer's Series Trust were series portfolios of a Maryland corporation named AIM Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's Series Funds, Inc.). This Report is available without charge by contacting AIM Investment Services, Inc. at the address or telephone number on the back cover of this Prospectus.

TREASURER'S MONEY MARKET        PERIOD                                         PERIOD
  RESERVE FUND                  ENDED                                          ENDED       YEAR ENDED
                                AUGUST 31          YEAR ENDED MAY 31           MAY 31       DECEMBER 31
                                ----------------------------------------------------------------------------
                                 2003(a)       2003       2002       2001       2000     1999(b)      1998
PER SHARE DATA
Net Asset Value --
  Beginning of Period              $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
============================================================================================================

INCOME FROM INVESTMENT
OPERATIONS

NET INVESTMENT INCOME (c)           0.00       0.01       0.02       0.06       0.05       0.02       0.05
NET REALIZED GAIN ON
SECURITIES(d)                       0.00       0.00       0.00       0.00       0.00       0.00       0.00
===========================================================================================================

Total From Investment Operations    0.00       0.01       0.02       0.06       0.05       0.02       0.05
===========================================================================================================

Less Dividends(c)                   0.00       0.01       0.02       0.06       0.05       0.02       0.05
===========================================================================================================

Net Asset Value-- End of Period     1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
===========================================================================================================

TOTAL RETURN                    0.24%(e)      1.35%      2.37%      6.03%      5.55%   1.90%(e)      5.46%

RATIOS

Net Assets-- End of Period
 ($000 Omitted)                 $861,491   $493,553   $767,528 $1,428,016 $1,185,282   $ 52,396  $ 34,236

Ratio of Expenses to Average
Net Assets(f)                   0.21%(g)      0.25%      0.25%      0.25%      0.25%   0.25%(g)     0.25%

Ratio of Net Investment Income
to Average Net Assets(f)        0.95%(g)      1.35%      2.53%      5.89%      5.84%   4.78%(g)     5.35%


(a)  From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.
(b)  From January 1, 1999 to May 31, 1999.
(c)  Net Investment Income and Less Dividends to shareholders aggregated less than $0.01 per share for the period ended August 31, 2003.
(d)  Net Realized Gains on Securities aggregated less than $0.01 per share for the period ended August
     31, 2003.
(e)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)  Various expenses of the Fund were voluntarily absorbed by the Advisor for the period ended August
     31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.25% (annualized), and ratio of net investment income to average net assets would have been 0.91% (annualized).
(g)  Annualized

                                                   22

      FINANCIAL HIGHLIGHTS (CONTINUED)


      TREASURER'S TAX-EXEMPT       PERIOD                                               PERIOD       YEAR
      RESERVE FUND                 ENDED                                                ENDED       ENDED
                                   AUGUST 31            YEAR ENDED MAY 31               MAY 31     DECEMBER 31
                                   ---------------------------------------------------------------------------
                                     2003(a)    2003      2002      2001       2000     1999(b)       1998
      PER SHARE DATA
      Net Asset Value --
      Beginning of Period             $1.00    $1.00     $1.00     $1.00      $1.00       $1.00      $1.00
      ======================================================================================================

      INCOME AND DISTRIBUTIONS FROM
        INVESTMENT OPERATIONS

      NET INVESTMENT INCOME EARNED
        AND DISTRIBUTED TO
        SHAREHOLDERS(c)                0.00     0.01      0.02      0.04       0.04        0.01       0.03
      ======================================================================================================
      Net Asset Value -- End of
        Period                        $1.00    $1.00     $1.00     $1.00      $1.00       $1.00      $1.00
      ======================================================================================================

      TOTAL RETURN                 0.21%(d)    1.19%     1.81%     3.89%      3.58%    1.16%(d)      3.49%

      RATIOS
      Net Assets-- End of Period
      ($000 Omitted)                $44,164  $45,013   $67,406   $59,638   $ 66,138    $ 30,374   $ 36,707

      Ratio of Expenses to Average
      Net Assets                   0.25%(e)    0.25%     0.25%     0.25%      0.25%    0.25%(e)      0.25%

      Ratio of Net Investment
      Income to Average Net
      Assets                       0.85%(e)    1.19%     1.80%     3.81%      3.59%    2.92%(e)      3.38%


      (a)  From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.
      (b)  From January 1, 1999 to May 31, 1999.
      (c)  Net Investment Income Earned and Distributed to Shareholders aggregated less than $0.01 per share for the period ended August 31, 2003.
      (d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
      (e)  Annualized

      NOVEMBER 25, 2003

      AIM TREASURER'S SERIES TRUST
      INVESCO TREASURER'S MONEY MARKET RESERVE FUND
      INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

      You may obtain additional information about the Funds from several sources:

      FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as market and general economic trends affecting each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

      STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November 25, 2003 is a supplement to this Prospectus, and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

      INTERNET. The current Prospectus of the Funds may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

      To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to AIM Investment Services, Inc., P.O. Box 0843, Houston, Texas 77001-0843; or call 1-800-659-1005. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Funds are 811-5460 and 033-19862.

PROSPECTUS | NOVEMBER 25, 2003


AIM TREASURER'S SERIES TRUST

INVESCO STABLE VALUE FUND-- CLASS R

A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING CURRENT INCOME, WHILE ATTEMPTING TO MAINTAIN A STABLE VALUE PER SHARE.

CLASS R SHARES ARE SOLD PRIMARILY TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS, AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.........2
Fund Performance................................4
Fees And Expenses...............................4
Investment Risks................................5
Principal Risks Associated With The Fund........6
Temporary Defensive Positions...................8
Portfolio Turnover..............................8
Fund Management.................................8
Portfolio Managers..............................9
Potential Rewards...............................9
Share Price.....................................9
Tools Used to Combat Excessive Short-Term
   Trading Activity............................10
How To Buy Shares..............................11
Your Account Services..........................17
How To Sell Shares.............................18
Dividends, Distributions, And Taxes............20


No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

PROSPECTUS | NOVEMBER 25, 2003

A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund, and INVESCO Institutional (N.A.), Inc. ("INVESCO" Institutional") is the sub-advisor. On November 25, 2003, INVESCO Stable Value Fund, a series portfolio of AIM Treasurer's Series Funds, Inc., a Maryland corporation (the "Company"), was redomesticated into a series portfolio of AIM Treasurer's Series Trust, a Delaware statutory trust.

This Prospectus contains important information about the Fund's Class R shares. Class R shares are sold to individual retirement accounts ("IRAs"), qualified retirement plans, 403(b) plans, certain deferred compensation plans, retirement savings programs, and educational savings programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). The Fund also offers an additional class of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about the other class of the Fund, contact AIM Distributors, Inc. ("ADI") at 1-800-347-4246.

This Prospectus will tell you more about:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS

[GRAPH ICON]    PAST PERFORMANCE


--------------------------------------------------------------------------------

[KEY ICON] [ARROWS ICON] INVESTMENT GOALS, STRATEGIES, AND RISKS

The Fund seeks current income while attempting to maintain a stable net asset value per share (NAV). We do not guarantee that the Fund will be able to achieve its objective. The Fund is actively managed. It invests primarily in fixed-income securities with varying maturities while attempting to maintain an average portfolio duration of not more than five years. It also invests in money market instruments and in contracts with financial institutions that are designed to stabilize the Fund's share value.

Fixed-income securities include, but are not limited to, corporate bonds, government and agency securities, mortgage and other asset-backed securities issued by governmental and non-governmental issuers, and U.S. dollar-denominated foreign securities. The Fund primarily invests in fixed-income securities that are rated investment grade or those deemed by INVESCO Institutional to be of comparable quality at the time of purchase. The Fund will also invest in money market instruments, including bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, repurchase agreements and U.S. government securities. The Fund will also invest in contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks (Wrapper Providers). The Fund may also invest in commingled pools of debt securities having similar characteristics of the Fund and in derivatives. At any given time, the Fund may invest more than 25% of its total assets in industries in the financial services sector. The Wrapper Agreements may impose more stringent standards relating to the types, credit quality, duration, and/or diversification of portfolio securities than those established by the Fund's own investment policies.

The Fund is a type of mutual fund known as a stable value fund. Stable value funds are short-term bond funds that use targeted investment strategies and Wrapper Agreements in seeking to maintain a stable NAV. The Fund is not a money market fund and has risks not present in money market funds. The Fund does not seek to maintain an NAV of $1.00 like a money market fund. However, the Wrapper Agreements are intended to cause the NAV of the Fund to be considerably more stable than a typical high-quality fixed-income fund. Securities in a money market fund generally have a shorter average maturity than securities in the Fund, and the yield of a money market fund will tend to more closely track the direction of current market rates than the yield of the Fund. The combination of the Fund's investments and the longer average duration are normally anticipated to produce higher returns than a money market fund.

Wrapper Agreements assist the Fund in seeking to protect principal. Unlike traditional fixed-income portfolios, the Fund's use of Wrapper Agreements should tend to offset the price fluctuations typically associated with fixed-income securities. Generally, a Wrapper Agreement obligates the Wrapper Provider to maintain the book value (which is a constant dollar value plus interest accrued at the "crediting rate" under the Wrapper Agreement) of the Fund's fixed-income securities and other instruments covered by the Wrapper Agreements (the "Covered Assets"), up to specified amounts, under certain circumstances. In addition, under certain adverse market conditions, the Wrapper Provider may be obligated to make payments to the Fund if the Fund is unable to satisfy its payment obligations from Fund assets. If that occurs, the Wrapper Provider would typically pay the Fund an amount sufficient to cover shareholder redemptions and certain other payments (such as Fund expenses), provided all the terms of the Wrapper Agreement have been met. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary.

Wrapper Agreements are written in terms of book value. Typically, when the market value of the Covered Assets is less than book value, the Wrapper Provider is obligated to pay the Fund the difference between the two values. When determining its NAV, the Fund normally values the Covered Assets at their market value, and values the Wrapper Agreement at the difference between the Covered Assets' market value and book value, so that the sum of the two equals the book value of the Covered Assets. In valuing the Wrapper Agreements this way, the Fund is able, in effect, to value its fixed-income investments at book value, which is not affected by market price fluctuations. As a result, the Fund normally should be able to maintain a constant value for the Covered Assets regardless of market value changes. This accounting method is important in order to enable the Fund to maintain a constant NAV.

Wrapper Agreements specify a formula for calculating a "crediting rate" for the Covered Assets. The crediting rate is the return on the Covered Assets and is used in determining the Fund's distributions to shareholders. The crediting rate is based on the yield to maturity of the Covered Assets, but also includes adjustments for differences between the market value and the book value of the Covered Assets. Adjustments to the crediting rate may reduce the Fund's yield to zero, but the yield will not fall below zero. The crediting rate, and therefore the Fund's return, may be affected by purchases and redemptions by shareholders. The impact depends on whether the market value of the Covered Assets is higher or lower than the book value of those assets at the time of the purchases and redemptions.

If the market value of Covered Assets is higher than their book value, the crediting rate will ordinarily be higher than the yield of the Covered Assets. Under these circumstances, cash from new investors will tend to lower the crediting rate and redemptions by existing shareholders will tend to increase the crediting rate.

If the market value of Covered Assets is lower than their book value, the crediting rate will ordinarily be lower than the yield of the Covered Assets. When the Covered Assets' market value is lower than their book value, the Fund will have, for example, less than $10.00 in cash and bonds for every $10.00 in NAV. Under these circumstances, cash from new investors will tend to increase the market value of the Covered Assets and to increase the crediting rate. Redemptions, however, will tend to reduce the market value of remaining Covered Assets and to reduce the crediting rate. If the Fund has significant redemptions when the market value of the Covered Assets is below their book value, the Fund's yield could be reduced significantly to a level that is not competitive with other investment options. This could result in additional redemptions which would tend to lower the crediting rate further. If redemptions continue, the Fund's yield could be reduced to zero.

The Fund combines bottom-up and top-down analysis to select securities for its portfolio. Top-down research and analysis establishes a strategy to earn return from changes in the yield curve, spread, credit, and volatility. Each security is analyzed and a strategy developed specifically for a stable value portfolio. We then look to each available bond sector. INVESCO Institutional selects those sectors that it believes provide the proper risk exposures in the least expensive way. By analyzing each return driver first and developing sector strategies second, the Fund attempts to earn consistent excess returns and avoid unintended risks. Once sectors are selected, a bottom up analysis commences.

Securities are selected using a bottom-up process. Sector specialists working in tandem with credit research analysts seek to identify the most attractive securities that meet the credit criteria and best implement the selected strategy.

Although the Fund seeks to preserve a stable NAV, there are risks associated with fixed-income investing. The value of fixed-income securities and related derivatives could fluctuate or fall if:

o  There is a sharp rise in interest rates.
o  There is a decline in an issuer's credit rating.
o  There is a change in interest rates or an economic downturn.
o  Securities INVESCO Institutional has selected do not perform as expected.
o Adverse political, economic or social developments undermine the value of the Fund's investments or prevent the Fund from realizing its value on foreign securities.
o A price quotation was not readily available and the Fund was not able to sell a security at a price that reflects our estimate of its value.
o INVESCO Institutional were to misjudge the potential risks and rewards of derivatives investing.
o The amount and timing of shareholder purchases and redemptions affects the Fund's performance and income.

The Fund attempts to reduce the risks of investing in fixed-income securities by allocating assets among a diversified group of issuers; by primarily investing in fixed-income securities that are rated investment grade, at the time of purchase; and by investing in Wrapper Agreements. In addition, INVESCO Institutional seeks to avoid these risks and maintain a stable NAV by targeting an average portfolio duration of not more than five years. INVESCO Institutional may use various investment techniques in seeking to maintain the desired duration, such as certain common derivatives instruments.

The use of Wrapper Agreements has its own risks, including:

o The possibility of default or deterioration in the creditworthiness of the Wrapper Provider.
o The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets or to replace terminated Wrapper Agreement coverage with that having at least as favorable terms and/or cost.
o The fact that the Wrapper Agreements do not assume the credit risk associated with the Fund's fixed-income securities and other investments.
o The possibility that the Fund's yield, which is based on the crediting rate, may not reflect prevailing market interest rates.
o The costs incurred by the Fund to purchase Wrapper Agreements which will reduce its return, possibly preventing the Fund from performing as well as other high quality fixed-income funds of comparable duration.
o The possibility that a government or self-regulatory agency, or the Fund's board of trustees, could determine that it is not appropriate to value Wrapper Agreements at the difference between market value and book value of the Fund's Covered Assets.

Although the Fund may initially have only one Wrapper Agreement, the Fund attempts to offset the risks of investing in Wrapper Agreements by diversifying its investments in Wrappers Agreements among different Wrapper Providers and by monitoring the creditworthiness of the issuers of the securities in which the Fund invests and of the Wrapper Providers. At the time the Fund enters into a Wrapper Agreement, the Wrapper Provider will have received a high quality rating as to its long-term debt obligations.

At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. For example, the financial services sector is subject to extensive government regulation. Changes in government regulation and interest rates and economic downturns can have a significant negative impact on the financial services sector, including Wrapper Providers. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is not intended for investors seeking capital appreciation. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio.

The Fund is subject to other principal risks such as market, duration, prepayment, security selection, liquidity, pricing, opportunity, derivatives, foreign securities, counterparty, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund is not a money market fund. Although the Fund seeks to maintain a stable NAV, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON] FUND PERFORMANCE

Since the Fund's shares were not offered until ____________, 2003, the Fund does not yet have a full calendar year of performance. Accordingly, performance is not included for the Fund.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class R shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

Under normal circumstances, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. Redemptions of shares that are not directed by plan participants and that are made with less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the "Redemption Fee Trigger" is "active." ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive. For more information on the Redemption Fee Trigger, please see the sections entitled "How To Buy Shares" and "How To Sell Shares." Shareholders who purchase through certain platforms may pay a redemption fee on qualified IRA and Plan redemptions if the Redemption Fee Trigger is active. Shareholders should check with their financial intermediary directly.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

Maximum Front-End Sales Charge on purchases as a
  percentage of offering price                                              None
Maximum Contingent Deferred Sales Charge (CDSC) as
  a percentage of the total original cost of the shares                     None
Maximum Sales Charge on reinvested dividends/distributions                  None
Redemption/Exchange Fee (as a percentage of amount redeemed)            2.00%(1)

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

Management Fees                                                            0.60%

Distribution and Service (12b-1) Fees(2)                                   0.50%

Other Expenses(3),(4),(5)                                                  0.86%
                                                                           -----
Total Annual Fund Operating Expenses(4),(5),(6)                            1.96%
                                                                           =====

(1) The amount of, and method of applying, the Redemption fee, including the operation of the Redemption Fee Trigger, may be changed in the future. Shares currently offered in this Prospectus would be subject to the Redemption Fee as described in this Prospectus. Please see the sections entitled "How To Buy Shares" and "How To Sell Shares" for more information.

(2) Because Class R shares pay a 12b-1 distribution and service fee which is based upon the class's assets, if you own shares of the Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(3)   Other Expenses include the annual fees the Fund pays for Wrapper
      Agreements.

(4)   Based on estimated expenses for the current fiscal year.

(5) Certain expenses of the Fund will be voluntarily absorbed by AIM pursuant to a commitment between AIM and the Fund. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the Fund's Class R shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.00% and 1.05%, respectively, of the Fund's average net assets attributable to Class R shares.

(6) AIM is entitled to reimbursement from the class, if applicable, for fees and expenses voluntarily absorbed pursuant to a voluntary commitment between the Fund and AIM if such reimbursements do not cause the class to exceed voluntary expense limitations and the reimbursement is made within three years after AIM incurred the expense. This commitment may be changed at any time following consultation with the board of trustees.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Class R shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Class R shares of the Fund for the time periods indicated and redeem all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year, and that the Fund's Class R shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Class R shares may be higher or lower, based on these assumptions your costs would be:

                                             1 year       3 years

           Class R                            $194         $600


[ARROWS ICON] INVESTMENT RISKS

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares may increase or decrease with changes in the value of the Fund's underlying investments and changes in the fixed income markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH THE FUND

In addition to the risks discussed above regarding the Fund's investment in Wrapper Agreements, you should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

INTEREST RATE RISK
Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. When interest rates go up, the market values of previously issued debt securities generally decline. Also, the Fund's new investments are likely to be in debt securities paying lower rates than the rest of the Fund's portfolio when interest rates go down. A weak economy or strong stock market may cause interest rates to decline. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

CREDIT RISK
The Fund invests in debt instruments, such as notes, bonds, and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value. For the Covered Assets, this risk factor may cause a security to cease to qualify as a Covered Asset and may also affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

MARKET RISK
Security prices vary and may fall, thus reducing the value of the Fund's investments. Certain securities selected for the Fund's portfolio may decline in value more than the overall market. In addition, although individual securities may outperform the market, the market may decline as a result of various conditions, such as rising interest rates, regulatory developments or deteriorating economic conditions. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

DURATION RISK
Duration is a measure of a debt security's sensitivity to interest rate changes. Duration incorporates a bond's yield, coupon interest payments, and final maturity on call features into one measure, with longer durations usually more sensitive to interest rate fluctuations. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

PREPAYMENT RISK
The Fund may invest in mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.

SECURITY SELECTION RISK
While the Fund invests primarily in short- to intermediate-term securities, which by nature are relatively stable investments, there is a risk that the securities INVESCO Institutional selects will not perform as expected.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

PRICING RISK
At times, price quotations for securities may not be readily available. When that occurs, AIM determines their fair value using procedures that have been adopted by the board of trustees. Use of fair value procedures subjects the Fund to possible risk that AIM's prices may be higher or lower than the prices that the securities might be sold for. If AIM values the securities too high, you may end up paying too much for Fund shares when you buy. Conversely, if AIM values the securities too low, you may not receive full market value for your Fund shares when you sell them. For Wrapper Agreements, there is the further risk that this fair value methodology may be deemed inappropriate by regulatory or accounting authority.


According to procedures adopted by the board of trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value of the Fund's Covered Assets. In determining fair value, the board will consider, among other factors, the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

OPPORTUNITY RISK
With long-term investment plans, there may be a risk that you are not taking enough risk, and thus missing the opportunity from other less conservative but potentially more rewarding investments. The Fund has an investment goal of current income, not capital appreciation. Therefore the Fund, by itself, will not be a suitable investment for people seeking long-term growth.

DERIVATIVES RISK
A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

Options and futures are common types of derivatives that the Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. Other types of derivatives include swaps, caps, floors, and collars.


FOREIGN SECURITIES RISKS
Investments in foreign issuers carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

      POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

      REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

      DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

COUNTERPARTY RISK
This is a risk associated with repurchase agreements and derivative instruments. This is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

PORTFOLIO TURNOVER RISK
The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher transaction costs.

            --------------------------------------------------------

Although the Fund generally invests in fixed-income securities, money market securities, and Wrapper Agreements, the Fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------

INVESTMENT                                              RISKS
--------------------------------------------------------------------------------
DELAYED DELIVERY OR WHEN-ISSUED SECURITIES
Ordinarily, the Fund purchases securities and pays      Market Risk
for them in cash at the normal trade settlement
time. When the Fund purchases a delayed delivery
or when-issued security, it promises to pay in the
future - for example, when the security is
actually available for delivery to the Fund. The
Fund's obligation to pay is usually fixed when the
Fund promises to pay. Between the date the Fund
promises to pay and the date the securities are
actually received, the Fund bears the risk that
the market value of the when-issued security may
decline.
--------------------------------------------------------------------------------
FUTURES
A futures contract is an agreement to buy or sell       Market, Counterparty,
a specific amount of a financial instrument (such       Liquidity, and
as an index option) at a stated price on a              Derivatives Risks
stated date. The Fund may use futures
contracts to provide liquidity and hedge portfolio
value.
--------------------------------------------------------------------------------
OPTIONS
The obligation or right to deliver or receive an        Information, Liquidity,
index, or commodity, or cash payment depending on       and Derivatives Risks
the price of the underlying security or the
performance of an index or other benchmark.
Includes options on specific securities and stock
indices, and options on stock index futures. May
be used in the Fund's portfolio to provide
liquidity and hedge portfolio value.
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
These may include forward contracts, swaps, caps,       Counterparty, Liquidity,
floors, and collars. The Fund may use these             Market, Derivatives, and
financial instruments to increase or decrease its       Regulatory Risks
exposure to changing securities prices, interest
rates, currency exchange rates, or other factors.
--------------------------------------------------------------------------------
RULE 144A SECURITIES AND SECTION 4(2) PAPER
Securities that are not registered, but which are       Liquidity Risk
bought and sold solely by institutional investors.
The Fund considers many Rule 144A securities to be
"liquid," although the market for such securities
typically is less active than the public
securities markets.
--------------------------------------------------------------------------------

[ARROWS ICON] TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing virtually all of the Fund's assets in securities that are highly liquid, such as high-quality, taxable money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON] PORTFOLIO TURNOVER

We actively manage and trade the Fund's portfolio. Therefore, the Fund may have a higher portfolio turnover rate compared to many other mutual funds. The Fund's portfolio turnover for the fiscal year ending May 31, 2004 may exceed 200%.

A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect the Fund's performance because it results in higher transaction costs.

FUND MANAGEMENT

INVESTMENT ADVISOR

INVESCO, AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $345.2 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

A I M Advisors, Inc. ("AIM") is the Fund's investment advisor. AIM is located at 11 Greenway Plaza, Houston, Texas. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at One Midtown Plaza, 1360

Peachtree Street, N.E., Suite 100, Atlanta, GA 30309. As sub-advisor, INVESCO Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.

AIM Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, AIM, INVESCO Institutional, and ADI are subsidiaries of AMVESCAP PLC.

PORTFOLIO MANAGERS

The Fund is team managed on a day-to-day basis by INVESCO Institutional, which serves as sub-advisor to the Fund. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

KENNETH R. BOWLING, Director of U.S. Fixed Income of INVESCO Institutional, is the lead portfolio manager of the Fund. Before joining INVESCO Institutional in 1993, he was a lead engineer with General Electric and a project engineer with General Motors. Ken is a CFA charterholder. He holds an M.B.A. in engineering and a B.S. from the University of Louisville.

JOHN BRENNAN, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. Before joining INVESCO Institutional in 2000, he was a senior fixed income portfolio manager for Freddie Mac. John holds an M.B.A. from the College of William and Mary and a B.S. from the University of Maryland.

W. BRUCE HARLEY, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. He joined INVESCO Institutional in 1989. Bruce is a CFA charterholder and a Certified Employee Benefit Specialist. He holds a B.S. in economics from the University of Louisville.

RICHARD J. KING, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. Before joining INVESCO Institutional in 2000, he was chairman of the core sector group for Criterion Investment Management, a managing director and portfolio manager with Bear Stearns Asset Management, an investment analyst with Ohio PERS, and an auditor for Touche Ross & Co. Richard is a CFA charterholder and a CPA. He holds a B.S. from Ohio State University.

POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential for current income, while maintaining a stable NAV, at a level of risk lower than many other types of investments. Yields on short-term securities tend to be lower than the yields on longer-term fixed-income securities. The Fund seeks to provide higher returns than money market funds and the money market in general, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Fund is most suitable for investors who:
o     are primarily seeking higher current income.
o     want to preserve the value of their investment.
o     do not want to be exposed to a high level of risk.

You probably do not want to invest in the Fund if you are:
o primarily seeking long-term growth (although the Fund may serve as the cash equivalent portion of a balanced investment program).

SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS (EXCLUDING WRAPPER AGREEMENTS) +FAIR VALUE OF WRAPPER AGREEMENTS
+ACCRUED INTEREST AND DIVIDENDS
-FUND DEBTS,
 INCLUDING ACCRUED EXPENSES
 --------------------------
/NUMBER OF SHARES
=YOUR SHARE PRICE (NAV)

The Fund's NAV is the value of a single share. The Fund seeks to maintain a stable NAV based upon the market value of its bond and other investments, the fair value of its Wrapper Agreements (generally valued as the difference between the market value and the book value of the Covered Assets) and cash or cash equivalents. AIM determines the value of the Fund's holdings each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets (other than Wrapper Agreements) including accrued interest plus the fair value of the Wrapper Agreements; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

All purchases, sales, and exchanges of Fund shares are made by the AIS at the NAV next calculated after AIM receives proper instructions from you or your financial intermediary. Instructions must be received by the AIS no later than the close of the NYSE to effect transactions at that day's NAV. If AIS receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any error or irregularities related to these transactions.

Wrapper Agreements are valued at their fair value pursuant to a method approved by the Fund's board of trustees. In determining the value of its Wrapper Agreements, the board of trustees considers a number of factors, which may include the creditworthiness and ability of Wrapper Providers to pay amounts due under Wrapper Agreements, the terms of the Wrapper Agreements, the securities covered, and the enforceability of the contracts. An enforceable Wrapper Agreement with a creditworthy counterparty typically will be valued at the difference between the book value and the market value of the Fund's Covered Assets, pursuant to valuation procedures adopted by the board of trustees. However, the procedures do not require this result, and the board may determine another value to be more appropriate.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the Funds' shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM and INVESCO Funds"):

      o    trade activity monitoring;
      o    trading guidelines;
      o    redemption fee on trades in certain AIM and INVESCO Funds; and
      o    selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Trade Activity Monitoring
-------------------------

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Trading Guidelines
------------------

Currently, if a shareholder exceeds 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM and INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

Effective on or about March 1, 2004, if a shareholder exceeds four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Redemption Fee
--------------

Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Buy Shares - Redemption Fee" for more information.

The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

Fair Value Pricing
------------------

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers two classes of shares. The chart in this section shows several convenient ways to invest in the Class R shares of the Fund if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please contact the plan or program sponsor for more information on how to purchase shares of the Fund. You may be charged a commission or transaction fee by the financial intermediary for purchases of Fund shares.

There is no charge to invest directly in Class R shares through ADI. For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the INVESCO fund verify and record your identifying information. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into AIM Cash Reserve Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, to exchange into the fund you choose.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If a fund determines that you have not provided a correct social security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.


Please remember that if you pay by check, Automated Clearing House ("ACH") or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

IRA MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS (CERTAIN EXEMPTIONS MAY APPLY)

Minimum Initial Investment           $5,000
Minimum Subsequent Investments       $50

QUALIFIED PLAN MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS+

Minimum Initial Investment           $5,000
Minimum Subsequent Investment        $50

The following chart shows several ways to invest in the Fund if you invest directly through ADI.

METHOD                              INVESTMENT MINIMUM            PLEASE REMEMBER
--------------------------------------------------------------------------------------------------------
BY CHECK                            Please refer to the           Mail your completed account
Mail to:                            investment minimums above.    application and check to AIS.
AIM Investment Services, Inc.
P.O. Box 4739                                                     AIS does not accept cash, credit
Houston, TX 77210-4739                                            cards, travelers' cheques, credit
-or-                                                              card checks, instant loan checks,
AIM Investment Services, Inc.                                     money orders, or third party
P.O. Box 173706                                                   checks unless they are from another
Denver, CO 80217-3706                                             financial institution related to a
                                                                  retirement plan transfer.
You may also send your check
by overnight courier to:
AIM Investment Services, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046
-or-
AIM Investment Services, Inc.
4350 South Monaco
Denver, CO 80237
--------------------------------------------------------------------------------------------------------
BY WIRE                             Please refer to the           Mail completed account application
You may send your payment by        investment minimums above.    to the transfer agent. Call the
bank wire (call 1-800-959-4246                                    transfer agent at (800) 959-4246 to
for instructions).                                                receive a reference number. Then,
                                                                  use the following wire instructions:
                                                                  Beneficiary Bank ABA/Routing #:
                                                                  113000609
                                                                  Beneficiary Account Number:
                                                                  00100366807
                                                                  Beneficiary Account Name: A I M
                                                                  Investment Services, Inc.
                                                                  RFB: Fund Name, Reference #
                                                                  OBI: Your Name, Account #

--------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH               Please refer to the           You must provide your bank account
Call 1-800-959-4246 to request      investment minimums above.    information to AIS prior to using
your purchase. Upon your telephone                                this option.
instructions, AIS will move money
from your designated bank/credit
union checking or savings account
in order to purchase shares.
--------------------------------------------------------------------------------------------------------
BY EXCHANGE                         Please refer to the           See "Exchange Policy."
Between the same class of any two   investment minimums above.
INVESCO funds or certain classes of
AIM funds. Call 1-800-959-4246 for
prospectuses of other INVESCO funds
or AIM funds.  Exchanges may be
made by telephone or at AIM's Web
site at aiminvestments.com. You may
also establish an automatic monthly
exchange service between two
INVESCO funds or certain classes of
AIM Funds; call us for further
details and the correct form.


EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund or into certain classes of another AIM fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange but you may be subject to a redemption/exchange fee described below.

--------------------------------------------------------------------------------
 SHAREHOLDERS INVESTED IN THE FOLLOWING  WILL BE OFFERED THE ABILITY TO EXCHANGE
     CLASSES OF THE INVESCO FUNDS:        INTO THE FOLLOWING CLASSES OF THE AIM
                                                         FUNDS:
--------------------------------------------------------------------------------
o  Investor Class Shares of all INVESCO  o  Investor Class Shares of all AIM
   Funds                                    Funds

o  Class A Shares of all INVESCO         o  Class A Shares of Category I and II
   Funds(1)                                 Funds and AIM Tax-Exempt Cash Fund

                                         o  Class A3 Shares of all AIM Funds

                                         o  AIM Cash Reserve Shares of AIM Money
                                            Market Fund
--------------------------------------------------------------------------------
o  Class B Shares of all INVESCO Funds   o  Class B Shares of all AIM Funds,
                                            with the exception of AIM Floating
                                            Rate Fund
--------------------------------------------------------------------------------
o  Class C Shares of all INVESCO Funds   o  Class C Shares of all AIM Funds,
                                            with the exception of AIM Floating
                                            Rate Fund
--------------------------------------------------------------------------------
o  Institutional Class Shares of all     o  Institutional Class Shares of all
   INVESCO Funds                            AIM Retail Funds
--------------------------------------------------------------------------------
o  Class K Shares of all INVESCO Funds   o  Exchanges not permitted
--------------------------------------------------------------------------------

--------
(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

--------------------------------------------------------------------------------
 SHAREHOLDERS INVESTED IN THE FOLLOWING  WILL BE OFFERED THE ABILITY TO EXCHANGE
        CLASSES OF THE AIM FUNDS:           INTO THE FOLLOWING CLASSES OF THE
                                                     INVESCO FUNDS:
--------------------------------------------------------------------------------

o  Investor Class Shares of all AIM      o  Investor Class Shares of all INVESCO
   Funds                                    Funds

o  Class A Shares of all AIM Funds, with o  Class A Shares of all INVESCO
   the  exception of Class A Shares of      Funds(2)
   Category III Funds purchased at net
   asset value

o  Class A3 Shares of the AIM Funds

o  AIM Cash Reserve Shares of AIM Money
   Market Fund
--------------------------------------------------------------------------------
o  Class B Shares of all AIM Funds       o  Class B Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o  Class C Shares of all AIM Funds       o  Class C Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o  Institutional Class Shares of all AIM o  Institutional Class Shares of all
   Retail Funds                             INVESCO Funds
--------------------------------------------------------------------------------
o  Class R Shares of all AIM Funds       o  Exchanges not permitted
--------------------------------------------------------------------------------

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, or Class K shares for other Class K shares. If you make an exchange involving Class B, Class C, or Class K shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, or Class K shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing exchanges:
o Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o Currently, if you exceed 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.
o Effective on or about March 1, 2004, if you exceed four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.
o Please see the subsection entitled "Tools Used to Combat Excessive Short-Term Trading Activity - Trading Guidelines" for more information.

----------

(2) You may be required to pay an initial sales charge equal to the difference between the sales charge of the Fund being acquired and the sales charge paid on the Fund being exchanged when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

o Under unusual market conditions, an AIM or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM or INVESCO Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEE

Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

    AIM Asia Pacific Growth Fund          AIM High Yield Fund
    AIM Developing Markets Fund           AIM International Emerging Growth Fund
    AIM European Growth Fund              AIM International Growth Fund
    AIM European Small Company Fund       AIM Trimark Fund
    AIM Global Aggressive Growth Fund     INVESCO International Blue Chip Value
    AIM Global Growth Fund                  Fund (effective November 24, 2003,
    AIM Global Trends Fund                  name will change to INVESCO
    AIM Global Value Fund                   International Core Equity Fund)
                                          INVESCO S&P 500 Index Fund

The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:

o total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
o total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
o total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;
o total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;
o total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or
o     redemptions initiated by an AIM or INVESCO Fund.

AIM Affiliates' goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

INDIVIDUAL RETIREMENT ACCOUNTS

When the Redemption Fee Trigger is active, redemptions that are not qualified IRA redemptions will be subject to a 2% redemption fee. It is important that you consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of IRA withdrawals. If you purchase shares and your redemption is a qualified IRA redemption, you will not pay a redemption fee even if the Redemption Fee Trigger is active. Qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that are not subject to a federal income tax penalty and are not later transferred to a different IRA account.

We may request supporting documentation to verify that a requested redemption is qualified. For complete information, contact your IRA service agent.

Examples of qualified IRA redemptions, in general, are those made for a distribution from the account of an IRA owner:

o     who is over the age of 59 1/2;
o     who is deceased;
o     who has become disabled;
o who has elected to take a steady stream of distributions over his or her life expectancy;
o     who is using the proceeds for higher education expenses; or
o who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses (limitations apply), medical insurance if unemployed, or for a qualified domestic relations order.

Examples of redemptions that are not considered qualified IRA redemptions include those that result in:

o an exchange to any other investment fund, vehicle, security or instrument within the IRA owners' account (regardless of age);
o a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or
o a distribution from the IRA owner's account that will be subject to a federal income tax penalty.

PARTICIPANT-DIRECTED PLANS

Generally, there will be no redemption fee assessed for participant-directed redemptions made in accordance with plan provisions and that are not subject to a federal income tax penalty ("qualified Plan redemptions"). Some examples of qualified Plan redemptions are:

o Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;
o Redemptions to fund loans to, or "in service" withdrawals by, a plan participant;
o Transfers to other investment options within plans that do not offer a competing fund (one that invests in fixed income securities with a targeted average duration of three years or less or that seeks to maintain a stable value per share, including money market funds); and
o Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash (which requires a plan participant transferring from the Fund to a non-competing fund to remain in the non-competing fund for three months before transferring to a competing fund).

Redemptions not directed by plan participants and received on less than twelve months' prior written notice are subject to a 2% redemption fee. All other redemptions of shares will be subject to the 2% redemption fee if the Redemption Fee Trigger is active. ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive.

The Fund reserves the right to require written verification of whether a redemption request is for a qualified Plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. Except as permitted by the SEC, in no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

REDEMPTION FEE TRIGGER

Qualified IRA redemptions and qualified Plan redemptions are not subject to the redemption fee at any time except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee of 2% on the proceeds of such redemptions of shares by shareholders on any day that the Redemption Fee Trigger is active and not subject to those charges on days that the Redemption Fee Trigger is inactive.

The Fund will decide when to apply the 2% redemption fee based on the ratio of the Fund's assets excluding Wrapper Agreements to the Fund's assets including

Wrapper Agreements (commonly referred to as "market to book ratio"). When the market to book ratio is 98% or less, the redemption fee will apply, and when the market to book ratio is greater than or equal to 98.25%, the redemption fee will be waived as detailed below.

The market to book ratio is calculated on each business day that the Fund calculates its NAV and will govern whether a redemption fee is charged on the next business day. Thus, if the market to book ratio achieves 98.25% as of the time NAV is determined on one business day, the Redemption Fee Trigger will become inactive on the next business day. The Redemption Fee will remain inactive until the market to book ratio falls below 98%.

The redemption fee may be modified or discontinued at any time or from time to time upon consultation with the Fund's Wrapper Providers. ADI reserves the right to change the terms under which the redemption fee will be waived, including changing the composition and calculation of the market to book ratio, using other factors to measure market value ratios at which the redemption fee should be waived, changing the threshold ratio, or changing the time of when the waiver applies. Changes to the redemption fee may apply to existing shares, which means that fees could increase on your existing shares after you invest. Note that reinvested dividends are not exempt from the redemption fee.

This fee is not a deferred sales charge, is not a commission paid to ADI and does not benefit ADI in any way. The fee, which is paid to the Fund, applies to redemptions from the Fund and exchanges into any of the other mutual funds that are also advised by the AIM and distributed by ADI. When the Fund's market to book ratio is below 100%, net redemptions will reduce the market to book ratio further, meaning that the Fund relies more on its Wrapper Agreements to maintain a stable value per share, has fewer assets available to pay redemptions at book value, and is likely to be impacted by further reductions in the crediting rate paid on remaining assets. The redemption fee is intended to help mitigate this effect and to help reduce the impact of redemptions on the shareholders who remain in the Fund.

DISTRIBUTION EXPENSES. The Fund's board of trustees has adopted a Master Distribution Plan (commonly known as a "12b-1 Plan") for Class R shares of the Fund. The 12b-1 fees paid by the Fund are used to pay distribution and service fees to ADI for the sale and distribution of the Fund's shares and for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because the Fund pays these fees out of its Class R assets on an ongoing basis, these fees increase the cost of your investment.

Under the Plan, payments are limited to an amount computed at 0.50%. If distribution expenses for the class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through ADI.

SHAREHOLDER ACCOUNTS. AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, Systematic Purchase Plan), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You and your financial intermediary may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Fund, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

HOW TO SELL SHARES

We may require that redemption requests be made in writing and that you include the reason you are selling your shares. Call ADI at 1-800-525-8085 or your financial intermediary to request a redemption form. The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please consult the financial intermediary for information on how to sell shares of the Fund. You may be charged a commission or transaction fee by your financial intermediary for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Although the Fund seeks to maintain a stable NAV, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

You may be charged a redemption/exchange fee at the time of redemption or exchange. When the Redemption Fee Trigger is active, redemptions or exchanges that are not qualified IRA redemptions or qualified Plan redemptions as described in this section will be subject to a 2% redemption/exchange fee.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days. Redemption proceeds may be made in whole or in part in securities and in Wrapper Agreements, selected solely at the discretion of INVESCO Institutional. For more information, see the section entitled "Redemptions In Kind" in the Statement of Additional Information.

If you participate in Systematic Purchase Plan, the Fund's automatic monthly investment program, and sell all of the shares in your account, we will not make any additional Systematic Purchase Plan purchases unless you give us other instructions.

Because of the Fund's expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in the Fund falls below $1,000 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $1,000 or more.

REDEMPTION/EXCHANGE FEES. If you redeem or exchange Class R shares of the Fund and the Redemption Fee Trigger is active, the redemption or exchange is subject to a 2% redemption/exchange fee if it is not a qualified IRA redemption or qualified Plan redemption. If you purchase your shares through certain mutual fund supermarkets or other intermediary platforms, you may be charged the redemption fee on both qualified and non-qualified redemptions if the Redemption Fee Trigger is active. You should consult with your platform representative to determine whether the redemption fee is applicable to your shares. Please contact your IRA service agent or plan administrator for information on how to purchase or redeem shares. If you established your IRA with INVESCO mutual funds, you may purchase additional shares by contacting ADI.

INDIVIDUAL RETIREMENT ACCOUNTS

When the Redemption Fee Trigger is active, redemptions that are not qualified IRA redemptions will be subject to a 2% redemption fee. It is important that you consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of IRA withdrawals. If you purchase shares and your redemption is a qualified IRA redemption, you will not pay a redemption fee even if the Redemption Fee Trigger is active. Qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that are not subject to a federal income tax penalty and are not later transferred to a different IRA account.

We may request supporting documentation to verify that a requested redemption is qualified. For complete information, contact your IRA service agent.

Examples of qualified IRA redemptions are those made for a distribution from the account of an IRA owner:

o     who is over the age of 59 1/2;
o     who is deceased;
o     who has become disabled;
o who has elected to take a steady stream of distributions over his or her life expectancy;
o     who is using the proceeds for higher education expenses; or
o who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses (limitations apply), medical insurance if unemployed, or for a qualified domestic relations order.

Examples of redemptions that are not considered qualified IRA redemptions include those that result in:

o an exchange to any other investment fund, vehicle, security or instrument within the IRA owners' account (regardless of age);
o a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or
o a distribution from the IRA owner's account that will be subject to a federal income tax penalty.

PARTICIPANT-DIRECTED PLANS

Generally, there will be no redemption fee assessed for participant-directed redemptions made in accordance with plan provisions and that are not subject to a federal income tax penalty ("qualified Plan redemptions"). Some examples of qualified Plan redemptions are:

o Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;
o Redemptions to fund loans to, or "in service" withdrawals by, a plan participant;
o Transfers to other investment options within plans that do not offer a competing fund (one that invests in fixed income securities with a targeted average duration of three years or less or that seeks to maintain a stable value per share, including money market funds); and
o Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash (which requires a plan participant transferring from the Fund to a non-competing fund to remain in the non-competing fund for three months before transferring to a competing fund).

Redemptions not directed by plan participants and received on less than twelve months' prior written notice are subject to a 2% redemption fee. All other redemptions of shares will be subject to the 2% redemption fee if the Redemption Fee Trigger is active. ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive.

The Fund reserves the right to require written verification of whether a redemption request is for a qualified Plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. Except as permitted by the SEC, in no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

REDEMPTION FEE TRIGGER

Qualified IRA redemptions and qualified Plan redemptions are not subject to the redemption fee at any time except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee of 2% on the proceeds of such redemptions of shares by shareholders on any day that the Redemption Fee Trigger is active and not subject to those charges on days that the Redemption Fee Trigger is inactive.

The Fund will decide when to apply the 2% redemption fee based on the ratio of the Fund's assets excluding Wrapper Agreements to the Fund's assets including Wrapper Agreements (commonly referred to as "market to book ratio"). When the market to book ratio is 98% or less, the redemption fee will apply, and when the market to book ratio is greater than or equal to 98.25%, the redemption fee will be waived as detailed below.

The market to book ratio is calculated on each business day that the Fund calculates its NAV and will govern whether a redemption fee is charged on the next business day. Thus, if the market to book ratio achieves 98.25% as of the time NAV is determined on one business day, the Redemption Fee Trigger will become inactive on the next business day. The Redemption Fee will remain inactive until the market to book ratio falls below 98%.

The redemption fee may be modified or discontinued at any time or from time to time upon consultation with the Fund's Wrapper Providers. ADI reserves the right to change the terms under which the redemption fee will be waived, including changing the composition and calculation of the market to book ratio, using other factors to measure market value ratios at which the redemption fee should be waived, changing the threshold ratio, or changing the time when the waiver applies. Changes to the redemption fee may apply to existing shares, which means that fees could increase on your existing shares after you invest. Note that reinvested dividends are not exempt from the redemption fee.

This fee is not a deferred sales charge, is not a commission paid to ADI and does not benefit ADI in any way. The fee, which is paid to the Fund, applies to redemptions from the Fund and exchanges into any of the other mutual funds that are also advised by AIM and distributed by ADI. When the Fund's market to book ratio is below 100%, net redemptions will reduce the market to book ratio further, meaning that the Fund relies more on its Wrapper Agreements to maintain a stable value per share, has fewer assets available to pay redemptions at book value, and is likely to be impacted by further reductions in the crediting rate paid on remaining assets. The redemption fee is intended to help mitigate this effect and to help reduce the impact of redemptions on the shareholders who remain in the Fund.

The following chart shows several ways to sell your shares of the Fund if you invest directly through ADI.

METHOD                            REDEMPTION MINIMUM             PLEASE REMEMBER
----------------------------------------------------------------------------------------------
BY TELEPHONE
Call us toll-free at:             $250 (or, if less, full        AIS's telephone redemption
1-800-959-4246.                   liquidation of the account)    privileges may be modified or
                                  for a redemption check.        terminated in the future at
                                                                 AIS's discretion. The maximum
                                                                 amount which may be redeemed
                                                                 by telephone is generally
                                                                 $250,000.
----------------------------------------------------------------------------------------------
IN WRITING
Mail your request to:             Any amount.                    The redemption request must
AIM Investment Services, Inc.                                    be signed by all registered
P.O. Box 4739                                                    account owners. Payment will
Houston, TX 77210-4739                                           be mailed to your address as
                                                                 it appears on AIS's records,
                                                                 or to a bank designated by
                                                                 you in writing.

You may also send your request
by overnight courier to:
11 Greenway Plaza, Suite 100
Houston, TX 77046

----------------------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY            Any amount.                    All registered account owners
Mail your request to:                                            must sign the request, with
AIM Investment Services, Inc.                                    signature guarantees from an
P.O. Box 4739                                                    eligible guarantor financial
Houston, TX 77210-4739                                           institution, such as a
                                                                 commercial bank or a
                                                                 recognized national or
                                                                 regional securities firm.



[GRAPH ICON] DIVIDENDS, DISTRIBUTIONS, AND TAXES

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in and receiving distributions from the Fund.

The Fund earns ordinary or investment income from interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the company's board of trustees. The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. As this Fund is only available to retirement plans and other tax-advantaged savings accounts, dividends and capital gain distributions are automatically reinvested in additional shares of the Fund.

The Fund's daily dividends will be based on the crediting rate for Covered Assets, and on interest, dividends and other income for its other assets. The crediting rate may be more or less than the Fund's income as determined under generally accepted accounting principles or tax rules and regulations. If the Fund's daily dividends exceed the Fund's taxable income, the portion distributed in excess of taxable income will be treated as a return of capital for federal tax purposes. If the Fund's daily dividends are less than the Fund's taxable income, the Fund may be required to make additional distributions in order to meet federal tax requirements. If the Fund is required to make an additional income or capital gain distribution for tax purposes, the Fund's NAV may decline by the amount of the distribution. In order to maintain a stable NAV, the Fund may simultaneously declare a reverse stock split equal to the amount of the distribution. In the event of a reverse stock split, the number of shares you own will not change since your dividends and capital gain distributions are automatically reinvested in additional shares of the Fund. Return of capital distributions and reverse stock splits are not taxable events, but will require cost basis adjustments.

NOVEMBER 25, 2003


AIM TREASURER'S SERIES TRUST
INVESCO STABLE VALUE FUND - CLASS R

You may obtain additional information about the Fund from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund will also prepare annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November 25, 2003, is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Fund may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus or SAI, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-5460 and 033-19862.

811-5460

PROSPECTUS | NOVEMBER 25, 2003


AIM TREASURER'S SERIES TRUST

INVESCO STABLE VALUE FUND--INSTITUTIONAL CLASS

A NO-LOAD CLASS OF SHARES DESIGNED FOR INVESTORS SEEKING CURRENT INCOME, WHILE ATTEMPTING TO MAINTAIN A STABLE VALUE PER SHARE.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.........2
Fund Performance................................4
Fees And Expenses...............................4
Investment Risks................................5
Principal Risks Associated With The Fund........6
Temporary Defensive Positions...................8
Portfolio Turnover..............................8
Fund Management.................................8
Portfolio Managers..............................8
Potential Rewards...............................9
Share Price.....................................9
Tools Used to Combat Excessive Short-Term
  Trading Activity.............................10
How To Buy Shares..............................11
Your Account Services..........................15
How To Sell Shares.............................16
Dividends, Distributions, And Taxes............19

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

PROSPECTUS | NOVEMBER 25, 2003



      A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund, and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") is the sub-advisor. On November 25, 2003, INVESCO Stable Value Fund, a series portfolio of AIM Treasurer's Series Funds, Inc., a Maryland corporation (the "Company"), was redomesticated into a series portfolio of AIM Treasurer's Series Trust, a Delaware statutory trust.

      This Prospectus contains important information about the Fund's Institutional Class shares which are offered only to institutional investors and qualified retirement plans, primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). The Fund also offers an additional class of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about the other class of the Fund, contact AIM Distributors, Inc. ("ADI") at 1-800-347-4246.


This Prospectus will tell you more about:

[KEY ICON]     INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]  POTENTIAL INVESTMENT RISKS
[GRAPH ICON]   PAST PERFORMANCE


         -------------------------------------------------------------

[KEY ICON] [ARROWS ICON] INVESTMENT GOALS, STRATEGIES, AND RISKS

      The Fund seeks current income while attempting to maintain a stable net asset value per share (NAV). We do not guarantee that the Fund will be able to achieve its objective. The Fund is actively managed. It invests primarily in fixed-income securities with varying maturities while attempting to maintain an average portfolio duration of not more than five years. It also invests in money market instruments and in contracts with financial institutions that are designed to stabilize the Fund's share value.

      Fixed-income securities include, but are not limited to, corporate bonds, government and agency securities, mortgage and other asset-backed securities issued by governmental and non-governmental issuers, and U.S. dollar-denominated foreign securities. The Fund primarily invests in fixed-income securities that are rated investment grade or those deemed by INVESCO Institutional to be of comparable quality at the time of purchase. The Fund will also invest in money market instruments, including bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, repurchase agreements and U.S. government securities. The Fund will also invest in contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks (Wrapper Providers). The Fund may also invest in commingled pools of debt securities having similar characteristics of the Fund and in derivatives. At any given time, the Fund may invest more than 25% of its total assets in industries in the financial services sector. The Wrapper Agreements may impose more stringent standards relating to the types, credit quality, duration, and/or diversification of portfolio securities than those established by the Fund's own investment policies.

      The Fund is a type of mutual fund known as a stable value fund. Stable value funds are short-term bond funds that use targeted investment strategies and Wrapper Agreements in seeking to maintain a stable NAV. The Fund is not a money market fund and has risks not present in money market funds. The Fund does not seek to maintain an NAV of $1.00 like a money market fund. However, the Wrapper Agreements are intended to cause the NAV of the Fund to be considerably more stable than a typical high-quality fixed-income fund. Securities in a money market fund generally have a shorter average maturity than securities in the Fund, and the yield of a money market fund will tend to more closely track the direction of current market rates than the yield of the Fund. The combination of the Fund's investments and the longer average duration are normally anticipated to produce higher returns than a money market fund.

      Wrapper Agreements assist the Fund in seeking to protect principal. Unlike traditional fixed-income portfolios, the Fund's use of Wrapper Agreements should tend to offset the price fluctuations typically associated with fixed-income securities. Generally, a Wrapper Agreement obligates the Wrapper Provider to maintain the book value (which is a constant dollar value plus interest accrued at the "crediting rate" under the Wrapper Agreement) of the Fund's fixed income securities and other instruments covered by the Wrapper Agreements (the "Covered Assets"), up to specified amounts, under certain circumstances. In addition, under certain adverse market conditions, the Wrapper Provider may be obligated to make payments to the Fund if the Fund is unable to satisfy its payment obligations from Fund assets. If that occurs, the Wrapper Provider would typically pay the Fund an amount sufficient to cover shareholder redemptions and certain other payments (such as Fund expenses), provided all the terms of the Wrapper Agreement have been met. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary.

      Wrapper Agreements are written in terms of book value. Typically, when the market value of the Covered Assets is less than the book value, the Wrapper Provider is obligated to pay the Fund the difference between the two values. When determining its NAV, the Fund normally values the Covered Assets at their market value, and values the Wrapper Agreement at the difference between the Covered Assets' market value and book value, so that the sum of the two equals the book value of the Covered Assets. In valuing the Wrapper Agreements this way, the Fund is able, in effect, to value its fixed-income investments at book value, which is not affected by market price fluctuations. As a result, the Fund normally should be able to maintain a constant value for the Covered Assets regardless of market value changes. This accounting method is important in order to enable the Fund to maintain a constant NAV.

      Wrapper Agreements specify a formula for calculating a "crediting rate" for the Covered Assets. The crediting rate is the return on the Covered Assets and is used in determining the Fund's distributions to shareholders. The crediting rate is based on the yield to maturity of the Covered Assets, but also includes adjustments for differences between the market value and the book value of the Covered Assets. Adjustments to the crediting rate may reduce the Fund's yield to zero, but the yield will not fall below zero. The crediting rate, and therefore the Fund's return, may be affected by purchases and redemptions by shareholders. The impact depends on whether the market value of the Covered Assets is higher or lower than the book value of those assets at the time of the purchases and redemptions.

      If the market value of Covered Assets is higher than their book value, the crediting rate will ordinarily be higher than the yield of the Covered Assets. Under these circumstances, cash from new investors will tend to lower the crediting rate and redemptions by existing shareholders will tend to increase the crediting rate.

      If the market value of Covered Assets is lower than their book value, the crediting rate will ordinarily be lower than the yield of the Covered Assets. When the Covered Assets' market value is lower than their book value, the Fund will have, for example, less than $10.00 in cash and bonds for every $10.00 in NAV. Under these circumstances, cash from new investors will tend to increase the market value of the Covered Assets and to increase the crediting rate. Redemptions, however, will tend to reduce the market value of remaining Covered Assets and to reduce the crediting rate. If the Fund has significant redemptions when the market value of the Covered Assets is below their book value, the Fund's yield could be reduced significantly to a level that is not competitive with other investment options. This could result in additional redemptions which would tend to lower the crediting rate further. If redemptions continue, the Fund's yield could be reduced to zero.

      The Fund combines bottom-up and top-down analysis to select securities for its portfolio. Top-down research and analysis establishes a strategy to earn return from changes in the yield curve, spread, credit, and volatility. Each is analyzed and a strategy developed specifically for a stable value portfolio. We then look to each available bond sector. INVESCO Institutional selects those sectors that it believes provide the proper risk exposures in the least expensive way. By analyzing each return driver first and developing sector strategies second, the Fund attempts to earn consistent excess returns and avoid unintended risks. Once sectors are selected, a bottom up analysis commences.

      Securities are selected using a bottom-up process. Sector specialists working in tandem with credit research analysts seek to identify the most attractive securities that meet the credit criteria and best implement the selected strategy.

      Although the Fund seeks to preserve a stable NAV, there are risks associated with fixed-income investing. The value of fixed-income securities and related derivatives could fluctuate or fall if:

      o    There is a sharp rise in interest rates.
      o    There is a decline in an issuer's credit rating.
      o    There is a change in interest rates or an economic downturn.
      o Securities INVESCO Institutional has selected do not perform as expected.
      o Adverse political, economic or social developments undermine the value of the Fund's investments or prevent the Fund from realizing its value on foreign securities.
      o A price quotation was not readily available and the Fund was not able to sell a security at a price that reflects our estimate of its value.
      o INVESCO Institutional were to misjudge the potential risks and rewards of derivatives investing.
      o The amount and timing of shareholder purchases and redemptions affects the Fund's performance and income.

      The Fund attempts to reduce the risks of investing in fixed-income securities by allocating assets among a diversified group of issuers; by primarily investing in fixed-income securities that are rated investment grade, at the time of purchase; and by investing in Wrapper Agreements. In addition, INVESCO Institutional seeks to avoid these risks and maintain a stable NAV by targeting an average portfolio duration of not more than five years. INVESCO Institutional may use various investment techniques in seeking to maintain the desired duration, such as certain common derivatives instruments.

      The use of Wrapper Agreements has its own risks, including:

      o The possibility of default or deterioration in the creditworthiness of the Wrapper Provider.
      o The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets or to replace terminated Wrapper Agreement coverage with that having at least as favorable terms and/or cost.
      o The fact that the Wrapper Agreements do not assume the credit risk associated with the Fund's fixed-income securities and other investments.
      o The possibility that the Fund's yield, which is based on the crediting rate, may not reflect prevailing market interest rates.
      o The costs incurred by the Fund to purchase Wrapper Agreements which will reduce its return, possibly preventing the Fund from performing as well as other high quality fixed-income funds of comparable duration.
      o The possibility that a government or self-regulatory agency, or the Fund's board of trustees, could determine that it is not appropriate to value Wrapper Agreements at the difference between market value and book value of the Fund's Covered Assets.

      Although the Fund initially has only one Wrapper Agreement, the Fund attempts to offset the risks of investing in Wrapper Agreements by diversifying its investments in Wrappers Agreements among different Wrapper Providers and by monitoring the creditworthiness of the issuers of the securities in which the Fund invests and of the Wrapper Providers. At the time the Fund enters into a Wrapper Agreement, the Wrapper Provider will have received a high quality rating as to its long-term debt obligations.

      At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. For example, the financial services sector is subject to extensive government regulation. Changes in government regulation and interest rates and economic downturns can have a significant negative impact on the financial services sector, including Wrapper Providers. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

      The Fund is not intended for investors seeking capital appreciation. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio.

      The Fund is subject to other principal risks such as market, duration, prepayment, security selection, liquidity, pricing, opportunity, derivatives, foreign securities, counterparty, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund is not a money market fund. Although the Fund seeks to maintain a stable NAV, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON] FUND PERFORMANCE

      Since the Fund's shares were not offered until ____________, 2003, the Fund does not yet have a full calendar year of performance. Accordingly, performance is not included for the Fund.

      FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

      Under normal circumstances, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. Redemptions of shares that are not directed by plan participants and that are made with less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the "Redemption Fee Trigger" is "active." ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive. For more information on the Redemption Fee Trigger, please see the sections entitled "How To Buy Shares" and "How To Sell Shares." Shareholders who purchase through certain platforms may pay a redemption fee on qualified IRA and Plan redemptions if the Redemption Fee Trigger is active. Shareholders should check with their financial intermediary directly.

      SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

      Maximum Front-End Sales Charge on purchases as a percentage
       of offering price                                                    None

      Maximum Contingent Deferred Sales Charge (CDSC) as a percentage
       of the total original cost of the shares                             None

      Maximum Sales Charge on reinvested dividends/distributions            None

      Redemption/Exchange Fee (as a percentage of amount redeemed)      2.00%(1)

      ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS


      Management Fees                                                      0.60%
      Distribution and Service (12b-1) Fees                                 None
      Other Expenses(2),(3),(4)                                           0.77 %
                                                                          ------
      Total Annual Fund Operating Expenses(3),(4),(5)                      1.37%
                                                                           =====


      (1) The amount of, and method of applying, the Redemption fee, including the operation of the Redemption Fee Trigger, may be changed in the future. Shares currently offered in this Prospectus would be subject to the Redemption Fee as described in this Prospectus. Please see the sections entitled "How To Buy Shares" and "How To Sell Shares" for more information.

      (2) Other Expenses include the annual fees the Fund pays for Wrapper Agreements.

      (3) Based on estimated expenses for the current fiscal year.


      (4) Certain expenses of the Fund will be voluntarily absorbed by AIM pursuant to a commitment between AIM and the Fund. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the Fund's Institutional Class shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.00% and 0.60%, respectively, of the Fund's average net assets attributable to Institutional Class shares.

      (5) AIM is entitled to reimbursement from the class, if applicable, for fees and expenses voluntarily absorbed pursuant to a voluntary commitment between the Fund and AIM if such reimbursements do not cause the class to exceed voluntary expense limitations and the reimbursement is made within three years after AIM incurred the expense. This commitment may be changed at any time following consultation with the board of trustees.


      EXPENSE EXAMPLE
      The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

      The Example assumes that you invested $10,000 in Institutional Class shares of the Fund for the time periods indicated and redeem all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year, and that the Fund's Institutional Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Institutional Class shares may be higher or lower, based on these assumptions your costs would be:

                                             1 year       3 years

           Institutional Class                $139         $434


[ARROWS ICON] INVESTMENT RISKS

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

      NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

      NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

      POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

      VOLATILITY. The price of your mutual fund shares may increase or decrease with changes in the value of the Fund's underlying investments and changes in the fixed income markets as a whole.

      NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH THE FUND

      In addition to the risks discussed above regarding the Fund's investments in Wrapper Agreements, you should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

      INTEREST RATE RISK
      Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. When interest rates go up, the market values of previously issued debt securities generally decline. Also, the Fund's new investments are likely to be in debt securities paying lower rates than the rest of the Fund's portfolio when interest rates go down. A weak economy or strong stock market may cause interest rates to decline. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

      CREDIT RISK
      The Fund invests in debt instruments, such as notes, bonds, and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value. For the Covered Assets, this risk factor may cause a security to cease to qualify as a Covered Asset and may also affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

      MARKET RISK
      Security prices vary and may fall, thus reducing the value of the Fund's investments. Certain securities selected for the Fund's portfolio may decline in value more than the overall market. In addition, although individual securities may outperform the market, the market may decline as a result of various conditions, such as rising interest rates, regulatory developments or deteriorating economic conditions. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

      DURATION RISK
      Duration is a measure of a debt security's sensitivity to interest rate changes. Duration incorporates a bond's yield, coupon interest payments, and final maturity on call features into one measure, with longer durations usually more sensitive to interest rate fluctuations. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

      PREPAYMENT RISK
      The Fund may invest in mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.

      SECURITY SELECTION RISK
      While the Fund invests primarily in short- to intermediate-term securities, which by nature are relatively stable investments, there is a risk that the securities INVESCO Institutional selects will not perform as expected.

      LIQUIDITY RISK
      The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

      PRICING RISK
      At times, price quotations for securities may not be readily available. When that occurs, AIM determines their fair value using procedures that have been adopted by the board of trustees. Use of fair value procedures subjects the Fund to possible risk that AIM's prices may be higher or lower than the prices that the securities might be sold for. If AIM values the securities too high, you may end up paying too much for Fund shares when you buy. Conversely, if AIM values the securities too low, you may not receive full market value for your Fund shares when you sell them. For Wrapper Agreements, there is the further risk that this fair value methodology may be deemed inappropriate by regulatory or accounting authority.

      According to procedures adopted by the board of trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value of the Fund's Covered Assets. In determining fair value, the board will consider, among other factors, the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

      OPPORTUNITY RISK
      With long-term investment plans, there may be a risk that you are not taking enough risk, and thus missing the opportunity from other less conservative but potentially more rewarding investments. The Fund has an investment goal of current income, not capital appreciation. Therefore the Fund, by itself, will not be a suitable investment for people seeking long-term growth.

      DERIVATIVES RISK
      A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

      Options and futures are common types of derivatives that the Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. Other types of derivatives include swaps, caps, floors, and collars.

      FOREIGN SECURITIES RISKS
      Investments in foreign issuers carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

           POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

           REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

           DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

      COUNTERPARTY RISK
      This is a risk associated with repurchase agreements and derivative instruments. This is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

      PORTFOLIO TURNOVER RISK
      The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher transaction costs.

            --------------------------------------------------------

      Although the Fund generally invests in fixed-income securities, money market securities, and Wrapper Agreements, the Fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.



--------------------------------------------------------------------------------

INVESTMENT                                  RISKS
--------------------------------------------------------------------------------
DELAYED DELIVERY OR WHEN-ISSUED SECURITIES
Ordinarily, the Fund purchases securities   Market Risk
and pays for them in cash at the normal
trade settlement time. When the Fund
purchases a delayed delivery or
when-issued security, it promises to pay
in the future - for example, when the
security is actually available for
delivery to the Fund. The Fund's
obligation to pay is usually fixed when
the Fund promises to pay. Between the
date the Fund promises to pay and the
date the securities are actually
received, the Fund bears the risk that
the market value of the when-issued
security may decline.
--------------------------------------------------------------------------------
FUTURES
A futures contract is an agreement to buy   Market, Counterparty, Liquidity,
or sell a specific amount of a financial    and Derivatives Risks
instrument (such as an index option) at a
stated price on a stated date.  The Fund
Fund may use futures contracts to
provide liquidity and hedge portfolio
value.
--------------------------------------------------------------------------------
OPTIONS
The obligation or right to deliver or       Information, Liquidity, and
receive an index, or commodity, or cash     Derivatives Risks
payment depending on the price of the
underlying security or the performance of
an index or other benchmark. Includes
options on specific securities and stock
indices, and options on stock index
futures. May be used in the Fund's
portfolio to provide liquidity and hedge
portfolio value.
--------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
These may include forward contracts,        Counterparty, Liquidity,
swaps, caps, floors, and collars. The       Market, Derivatives, and
Fund may use these financial instruments    Regulatory Risks
to increase or decrease its exposure to
changing securities prices, interest
rates, currency exchange rates, or other
factors.
--------------------------------------------------------------------------------
RULE 144A SECURITIES AND SECTION 4(2) PAPER
Securities that are not registered, but     Liquidity Risk
which are bought and sold solely by
institutional investors. The Fund
considers many Rule 144A securities to be
"liquid," although the market for such
securities typically is less active than
the public securities markets.
--------------------------------------------------------------------------------

[ARROWS ICON] TEMPORARY DEFENSIVE POSITIONS

      When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing virtually all of the Fund's assets in securities that are highly liquid, such as high-quality, taxable money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON] PORTFOLIO TURNOVER

      We actively manage and trade the Fund's portfolio. Therefore, the Fund may have a higher portfolio turnover rate compared to many other mutual funds. The Fund's portfolio turnover for the fiscal year ending May 31, 2004 may exceed 200%.

      A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect the Fund's performance because it results in higher transaction costs.

      FUND MANAGEMENT

      INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $345.2 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

      A I M is Advisors, Inc. ("AIM") is the Fund's investment advisor. AIM is located at 11 Greenway Plaza, Houston, Texas. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309. As sub-advisor, INVESCO Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.

      AIM Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares.

      AIM, INVESCO Institutional, and ADI are subsidiaries of AMVESCAP PLC.

      PORTFOLIO MANAGERS

      The Fund is team managed on a day-to-day basis by INVESCO Institutional, which serves as sub-advisor to the Fund. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

      KENNETH R. BOWLING, Director of U.S. Fixed Income of INVESCO Institutional, is the lead portfolio manager of the Fund. Before joining INVESCO Institutional in 1993, he was a lead engineer with General Electric and a project engineer with General Motors. Ken is a CFA charterholder. He holds an M.B.A. in engineering and a B.S. from the University of Louisville.

      JOHN BRENNAN, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. Before joining INVESCO Institutional in 2000, he was a senior fixed income portfolio manager for Freddie Mac. John holds an M.B.A. from the College of William and Mary and a B.S. from the University of Maryland.

      W. BRUCE HARLEY, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. He joined INVESCO Institutional in 1989. Bruce is a CFA charterholder and a Certified Employee Benefit Specialist. He holds a B.S. in economics from the University of Louisville.

      RICHARD J. KING, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. Before joining INVESCO Institutional in 2000, he was chairman of the core sector group for Criterion Investment Management, a managing director and portfolio manager with Bear Stearns Asset Management, an investment analyst with Ohio PERS, and an auditor for Touche Ross & Co. Richard is a CFA charterholder and a CPA. He holds a B.S. from Ohio State University.

      POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

      The Fund offers shareholders the potential for current income, while maintaining a stable NAV, at a level of risk lower than many other types of investments. Yields on short-term securities tend to be lower than the yields on longer-term fixed-income securities. The Fund seeks to provide higher returns than money market funds and the money market in general, but cannot guarantee that performance.

      SUITABILITY FOR INVESTORS

      Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Fund is most suitable for investors who:
      o  are primarily seeking higher current income.
      o  want to preserve the value of their investment.
      o  do not want to be exposed to a high level of risk.

      You probably do not want to invest in the Fund if you are:
      o primarily seeking long-term growth (although the Fund may serve as the cash equivalent portion of a balanced investment program).
      o

      SHARE PRICE

      CURRENT MARKET VALUE OF FUND ASSETS (EXCLUDING WRAPPER AGREEMENTS) +FAIR VALUE OF WRAPPER AGREEMENTS
      +ACCRUED INTEREST AND DIVIDENDS
      -FUND DEBTS,
      INCLUDING ACCRUED EXPENSES
      --------------------------
      /NUMBER OF SHARES
      =YOUR SHARE PRICE (NAV)

      The Fund's NAV is the value of a single share. The Fund seeks to maintain a stable NAV based upon the market value of its bond and other investments, the fair value of its Wrapper Agreements (generally valued as the difference between the market value and the book value of the Covered Assets) and cash or cash equivalents. AIM determines the value of the Fund's holdings each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.


      NAV is calculated by adding together the current market price of all of the Fund's investments and other assets (other than Wrapper Agreements) including accrued interest plus the fair value of the Wrapper Agreements; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

      All purchases, sales, and exchanges of Fund shares are made by the AIS at the NAV next calculated after AIS receives proper instructions from you or your financial intermediary. Instructions must be received by AIS no later than the close of the NYSE to effect transactions at that day's NAV. If AIS receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any error or irregularities related to these transactions.

      Wrapper Agreements are valued at their fair value pursuant to a method approved by the Fund's board of trustees. In determining the value of its Wrapper Agreements, the board of trustees considers a number of factors, which may include the creditworthiness and ability of Wrapper Providers to pay amounts due under Wrapper Agreements, the terms of the Wrapper Agreements, the securities covered, and the enforceability of the contracts. An enforceable Wrapper Agreement with a creditworthy counterparty typically will be valued at the difference between the book value and the market value of the Fund's Covered Assets, pursuant to valuation procedures adopted by the board of trustees. However, the procedures do not require this result, and the board may determine another value to be more appropriate.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

      While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the Funds' shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM and INVESCO Funds"):

           o    trade activity monitoring;
           o    trading guidelines;
           o    redemption fee on trades in certain AIM and INVESCO Funds; and
           o    selective use of fair value pricing.

      Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

      Trade Activity Monitoring
      -------------------------

      The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

      The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

      Trading Guidelines
      ------------------

      Currently, if a shareholder exceeds 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM and INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

      Effective on or about March 1, 2004, if a shareholder exceeds four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

      The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

      Redemption Fee
      --------------

      Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Buy Shares - Redemption Fee" for more information.

      The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

      Fair Value Pricing
      ------------------

      The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

      Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

      HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

      The Fund offers two classes of shares. The Institutional Class of shares are designed for institutional investors and qualified retirement plans. As such, you are only eligible to invest in this share class if you achieve the minimum required level of $100,000 in aggregate purchases. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please contact the financial intermediary for more information on how to purchase shares of the Fund. You may be charged a commission or transaction fee by the financial intermediary for purchases of Fund shares.

      There is no charge to invest directly in Institutional Class shares through ADI. For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into AIM Cash Reserve Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, to exchange into the fund you choose.


      A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

      AIS reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If the Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

      Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

      IRA MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS (CERTAIN EXEMPTIONS MAY APPLY)

      Minimum Initial Investment           $100,000
      Minimum Subsequent Investments       $50

      QUALIFIED PLAN MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

      Minimum Initial Investment           $100,000
      Minimum Subsequent Investment        $50

PURCHASE OPTIONS

      The following chart shows several ways to invest in the Fund if you invest directly through ADI.

                                  OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
THROUGH A FINANCIAL CONSULTANT:   Contact your financial          Same.
                                  consultant.  The financial
                                  consultant should mail your     These shares are offered only to
                                  completed account application   institutional investors and qualified
                                  to the transfer agent,          retirement plans.  The shares are not
                                  AIM Investment Services, Inc.   available to retail investors.  AIS
                                  P.O. Box 4497                   does not accept cash, credit cards,
                                  Houston, TX 77210               travelers' cheques, credit card checks,
                                                                  instant loan checks, money orders, or
                                  The financial consultant        third party checks unless they are from
                                  should call the transfer        another financial institution related
                                  agent at (800) 659-1005 to      to a retirement plan transfer.
                                  receive a reference number.
                                  Then, use the following wire
                                  instructions:
                                  Beneficiary Bank ABA/Routing
                                  #: 113000609
                                  Beneficiary Account Number:
                                  00100366807
                                  Beneficiary Account Name:
                                  AIM Investment Services, Inc.
                                  RFB: Fund Name, Reference #
                                  OBI: Your Name, Account #

---------------------------------------------------------------------------------------------------------
BY TELEPHONE                      Open your account as            Call the transfer agent at
                                  described above.                1-800-659-1005 and wire payment for
                                                                  your purchase order in accordance with
                                                                  the wire instructions noted above.

      EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund or another AIM fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

o Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).

o Currently, if you exceed 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

o Effective on or about March 1, 2004, if you exceed four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

o Please see the subsection entitled "Tools Used to Combat Excessive Short-Term Trading Activity - Trading Guidelines" for more information.

o Under unusual market conditions, an AIM or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM or INVESCO Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEE

Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

      AIM Asia Pacific Growth Fund            AIM High Yield Fund
      AIM Developing Markets Fund             AIM International Emerging Growth
                                                Fund
      AIM European Growth Fund                AIM International Growth Fund
      AIM European Small Company Fund         AIM Trimark Fund
      AIM Global Aggressive Growth Fund       INVESCO International Blue Chip
                                                Value Fund
      AIM Global Growth Fund                  (effective November 24, 2003, name
                                                will
      AIM Global Trends Fund                  change to INVESCO International
                                                Core
      AIM Global Value Fund                   Equity Fund)
                                              INVESCO S&P 500 Index Fund

The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:

o total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

o total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

o total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

o total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;

o total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or

o     redemptions initiated by an AIM or INVESCO Fund.

The AIM Affiliates' goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.


      INDIVIDUAL RETIREMENT ACCOUNTS

      When the Redemption Fee Trigger is active, redemptions that are not qualified IRA redemptions will be subject to a 2% redemption fee. It is important that you consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of IRA withdrawals. If you purchase shares and your redemption is a qualified IRA redemption, you will not pay a redemption fee even if the Redemption Fee Trigger is active. Qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that are not subject to a federal income tax penalty and are not later transferred to a different IRA account.

      We may request supporting documentation to verify that a requested redemption is qualified. For complete information, contact your IRA service agent.

      Examples of qualified IRA redemptions, in general, are those made for a distribution from the account of an IRA owner:

         o who is over the age of 59 1/2;
         o who is deceased;
         o who has become disabled;
         o who has elected to take a steady stream of distributions over his or her life expectancy;
         o who is using the proceeds for higher education expenses; or
         o who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses (limitations apply), medical insurance if unemployed, or for a qualified domestic relations order.

      Examples of redemptions that are not considered qualified IRA redemptions include those that result in:

         o an exchange to any other investment fund, vehicle, security or instrument within the IRA owners' account (regardless of age);

         o a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or

         o a distribution from the IRA owner's account that will be subject to a federal income tax penalty.

      PARTICIPANT-DIRECTED PLANS

      Generally, there will be no redemption fee assessed for participant-directed redemptions made in accordance with plan provisions and that are not subject to a federal income tax penalty ("qualified Plan redemptions"). Some examples of qualified Plan redemptions are:

         o Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;
         o Redemptions to fund loans to, or "in service" withdrawals by, a plan participant;
         o Transfers to other investment options within plans that do not offer a competing fund (one that invests in fixed income securities with a targeted average duration of three years or less or that seeks to maintain a stable value per share, including money market funds); and
         o Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash (which requires a plan participant transferring from the Fund to a non-competing fund to remain in the non-competing fund for three months before transferring to a competing fund).

      Redemptions not directed by plan participants and received on less than twelve months' prior written notice are subject to a 2% redemption fee. All other redemptions of shares will be subject to the 2% redemption fee if the Redemption Fee Trigger is active. ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive.

      The Fund reserves the right to require written verification of whether a redemption request is for a qualified Plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. Except as permitted by the SEC, in no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

      REDEMPTION FEE TRIGGER

      Qualified IRA redemptions and qualified Plan redemptions are not subject to the redemption fee at any time except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee of 2% on the proceeds of such redemptions of shares by shareholders on any day that the Redemption Fee Trigger is active and not subject to those charges on days that the Redemption Fee Trigger is inactive.

      The Fund will decide when to apply the 2% redemption fee based on the ratio of the Fund's assets excluding Wrapper Agreements to the Fund's assets including Wrapper Agreements (commonly referred to as "market to book ratio"). When the market to book ratio is 98% or less, the redemption fee will apply, and when the market to book ratio is greater than or equal to 98.25%, the redemption fee will be waived as detailed below.

      The market to book ratio is calculated on each business day that the Fund calculates its NAV and will govern whether a redemption fee is charged on the next business day. Thus, if the market to book ratio achieves 98.25% as of the time NAV is determined on one business day, the Redemption Fee Trigger will become inactive on the next business day. The Redemption Fee will remain inactive until the market to book ratio falls below 98%.

      The redemption fee may be modified or discontinued at any time or from time to time upon consultation with the Fund's Wrapper Providers. ADI reserves the right to change the terms under which the redemption fee will be waived, including changing the composition and calculation of the market to book ratio, using other factors to measure market value ratios at which the redemption fee should be waived, changing the threshold ratio, or changing the time when the waiver applies. Changes to the redemption fee may apply to existing shares, which means that fees could increase on your existing shares after you invest. Note that reinvested dividends are not exempt from the redemption fee.

      This fee is not a deferred sales charge, is not a commission paid to ADI and does not benefit ADI in any way. The fee, which is paid to the Fund, applies to redemptions from the Fund and exchanges into any of the other mutual funds that are also advised by AIM and distributed by ADI. When the Fund's market to book ratio is below 100%, net redemptions will reduce the market to book ratio further, meaning that the Fund relies more on its Wrapper Agreements to maintain a stable value per share, has fewer assets available to pay redemptions at book value, and is likely to be impacted by further reductions in the crediting rate paid on remaining assets. The redemption fee is intended to help mitigate this effect and to help reduce the impact of redemptions on the shareholders who remain in the Fund.

      YOUR ACCOUNT SERVICES

      With the exception of householding, the following information pertains only to shareholders who hold their shares directly through ADI.

      SHAREHOLDER ACCOUNTS. AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

      QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

      TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, Systematic Purchase Plan), your transactions are confirmed on your quarterly Investment Summaries.

      TELEPHONE TRANSACTIONS. You and your financial intermediary may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

      Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

      HOUSEHOLDING. To save money for the Fund, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

      IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

      HOW TO SELL SHARES

      We may require that redemption requests be made in writing and that you include the reason you are selling your shares. Call ADI at 1-800-525-8085 or your financial intermediary to request a redemption form. The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please consult the financial intermediary for information on how to sell shares of the Fund. You may be charged a commission or transaction fee by your financial intermediary for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Although the Fund seeks to maintain a stable NAV, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

      You may be charged a redemption/exchange fee at the time of redemption or exchange. When the Redemption Fee Trigger is active, redemptions or exchanges that are not qualified IRA redemptions or qualified Plan redemptions as described in this section will be subject to a 2% redemption/exchange fee.

      If you own shares in more than one fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

      While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

      AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days. Redemption proceeds may be made in whole in part in securities and in Wrapper Agreements, selected solely at the discretion of INVESCO Institutional. For more information, see the section entitled "Redemptions In Kind" in the Statement of Additional Information.

      If you participate in Systematic Purchase Plan, the Fund's automatic monthly investment program, and sell all of the shares in your account, we will not make any additional Systematic Purchase Plan purchases unless you give us other instructions.

      Because of the Fund's expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in the Fund falls below $1,000 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $1,000 or more.

      REDEMPTION/EXCHANGE FEES. If you redeem or exchange Institutional Class shares of the Fund and the Redemption Fee Trigger is active, the redemption or exchange is subject to a 2% redemption/exchange fee if it is not a qualified IRA redemption or qualified Plan redemption. If you purchase your shares through certain mutual fund supermarkets or other intermediary platforms, you may be charged the redemption fee on both qualified and non-qualified redemptions if the Redemption Fee Trigger is active. You should consult with your platform representative to determine whether the redemption fee is applicable to your shares. Please contact your IRA service agent or plan administrator for information on how to purchase or redeem shares. If you established your IRA with INVESCO mutual funds, you may purchase additional shares by contacting ADI.

      INDIVIDUAL RETIREMENT ACCOUNTS

      When the Redemption Fee Trigger is active, redemptions that are not qualified IRA redemptions will be subject to a 2% redemption fee. It is important that you consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of IRA withdrawals. If you purchase shares and your redemption is a qualified IRA redemption, you will not pay a redemption fee even if the Redemption Fee Trigger is active. Qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that are not subject to a federal income tax penalty and are not later transferred to a different IRA account.

      We may request supporting documentation to verify that a requested redemption is qualified. For complete information, contact your IRA service agent.

      Examples of qualified IRA redemptions are those made for a distribution from the account of an IRA owner:

         o who is over the age of 59 1/2;
         o who is deceased;
         o who has become disabled;
         o who has elected to take a steady stream of distributions over his or her life expectancy;
         o who is using the proceeds for higher education expenses; or
         o who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses (limitations apply), medical insurance if unemployed, or for a qualified domestic relations order.

      Examples of redemptions that are not considered qualified IRA redemptions include those that result in:

         o an exchange to any other investment fund, vehicle, security or instrument within the IRA owners' account (regardless of age);
         o a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or
         o a distribution from the IRA owner's account that will be subject to a federal income tax penalty.

      PARTICIPANT-DIRECTED PLANS

      Generally, there will be no redemption fee assessed for participant-directed redemptions made in accordance with plan provisions and that are not subject to a federal income tax penalty ("qualified Plan redemptions"). Some examples of qualified Plan redemptions are:

         o Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;
         o Redemptions to fund loans to, or "in service" withdrawals by, a plan participant;
         o Transfers to other investment options within plans that do not offer a competing fund (one that invests in fixed income securities with a targeted average duration of three years or less or that seeks to maintain a stable value per share, including money market funds); and
         o Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash (which requires a plan participant transferring from the Fund to a non-competing fund to remain in the non-competing fund for three months before transferring to a competing fund).

      Redemptions not directed by plan participants and received on less than twelve months' prior written notice are subject to a 2% redemption fee. All other redemptions of shares will be subject to the 2% redemption fee if the Redemption Fee Trigger is active. ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive.

      The Fund reserves the right to require written verification of whether a redemption request is for a qualified Plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. Except as permitted by the SEC, in no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

      REDEMPTION FEE TRIGGER

      Qualified IRA redemptions and qualified Plan redemptions are not subject to the redemption fee at any time except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee of 2% on the proceeds of such redemptions of shares by shareholders on any day that the Redemption Fee Trigger is active and not subject to those charges on days that the Redemption Fee Trigger is inactive.

      The Fund will decide when to apply the 2% redemption fee based on the ratio of the Fund's assets excluding Wrapper Agreements to the Fund's assets including Wrapper Agreements (commonly referred to as "market to book ratio"). When the market to book ratio is 98% or less, the redemption fee will apply, and when the market to book ratio is greater than or equal to 98.25%, the redemption fee will be waived as detailed below.

      The market to book ratio is calculated on each business day that the Fund calculates its NAV and will govern whether a redemption fee is charged on the next business day. Thus, if the market to book ratio achieves 98.25% as of the time NAV is determined on one business day, the Redemption Fee Trigger will become inactive on the next business day. The Redemption Fee will remain inactive until the market to book ratio falls below 98%.

      The redemption fee may be modified or discontinued at any time or from time to time upon consultation with the Fund's Wrapper Providers. ADI reserves the right to change the terms under which the redemption fee will be waived, including changing the composition and calculation of the market to book ratio, using other factors to measure market value ratios at which the redemption fee should be waived, changing the threshold ratio, or changing the time when the waiver applies. Changes to the redemption fee may apply to existing shares, which means that fees could increase on your existing shares after you invest. Note that reinvested dividends are not exempt from the redemption fee.

      This fee is not a deferred sales charge, is not a commission paid to ADI and does not benefit ADI in any way. The fee, which is paid to the Fund, applies to redemptions from the Fund and exchanges into any of the other mutual funds that are also advised by AIM and distributed by ADI. When the Fund's market to book ratio is below 100%, net redemptions will reduce the market to book ratio further, meaning that the Fund relies more on its Wrapper Agreements to maintain a stable value per share, has fewer assets available to pay redemptions at book value, and is likely to be impacted by further reductions in the crediting rate paid on remaining assets. The redemption fee is intended to help mitigate this effect and to help reduce the impact of redemptions on the shareholders who remain in the Fund.

HOW TO REDEEM SHARES

      Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your shares of the Fund if you invest directly through AIM.

      METHOD                 REDEMPTION MINIMUM        PLEASE REMEMBER
      --------------------------------------------------------------------------
      THROUGH A FINANCIAL    Contact your financial    Redemption proceeds will
      CONSULTANT             consultant.               be sent in accordance
                                                       with the wire
                                                       instructions specified
                                                       in the account
                                                       application provided to
                                                       the transfer agent. The
                                                       transfer agent must
                                                       receive your financial
                                                       intermediary's call
                                                       before the close of the
                                                       customary trading
                                                       session on the New York
                                                       Stock Exchange (NYSE) on
                                                       days when the NYSE is
                                                       open for business in
                                                       order to effect the
                                                       redemption at the day's
                                                       closing price.

      --------------------------------------------------------------------------
      BY TELEPHONE                                     A person who has been
                                                       authorized in the
                                                       account application to
                                                       effect transactions may
                                                       make redemptions by
                                                       telephone. You must call
                                                       the transfer agent
                                                       before the close of the
                                                       customary trading
                                                       session on the NYSE on
                                                       days when the NYSE is
                                                       open for business in
                                                       order to effect the
                                                       redemption at the day's
                                                       closing price.

[GRAPH ICON] DIVIDENDS, DISTRIBUTIONS, AND TAXES

      Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in and receiving distributions from the Fund.

      The Fund earns ordinary or investment income from interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the company's board of trustees. The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. As this Fund is only available to retirement plans and other tax-advantaged savings accounts, dividends and capital gain distributions are automatically reinvested in additional shares of the Fund.

      The Fund's daily dividends will be based on the crediting rate for Covered Assets, and on interest, dividends and other income for its other assets. The crediting rate may be more or less than the Fund's income as determined under generally accepted accounting principles or tax rules and regulations. If the Fund's daily dividends exceed the Fund's taxable income, the portion distributed in excess of taxable income will be treated as a return of capital for federal tax purposes. If the Fund's daily dividends are less than the Fund's taxable income, the Fund may be required to make additional distributions in order to meet federal tax requirements. If the Fund is required to make an additional income or capital gain distribution for tax purposes, the Fund's NAV may decline by the amount of the distribution. In order to maintain a stable NAV, the Fund may simultaneously declare a reverse stock split equal to the amount of the distribution. In the event of a reverse stock split, the number of shares you own will not change since your dividends and capital gain distributions are automatically reinvested in additional shares of the Fund. Return of capital distributions and reverse stock splits are not taxable events, but will require cost basis adjustments.

      NOVEMBER 25, 2003



      AIM TREASURER'S SERIES TRUST
      INVESCO STABLE VALUE FUND - INSTITUTIONAL CLASS

      You may obtain additional information about the Fund from several sources:

      FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund will also prepare annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report also includes the report of the Fund's independent accountants.


      STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November 25, 2003, is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.


      INTERNET. The current Prospectus of the Fund may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

      To obtain a free copy of the current Prospectus or SAI, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-5460 and 033-19862.

PROSPECTUS | NOVEMBER 25, 2003


AIM TREASURER'S SERIES TRUST


INVESCO U.S. GOVERNMENT MONEY FUND--INVESTOR CLASS

A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

INVESTOR CLASS SHARES OFFERED BY THIS PROSPECTUS ARE OFFERED ONLY TO GRANDFATHERED INVESTORS. PLEASE SEE THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."





TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.........2
Fund Performance................................3
Fees And Expenses...............................4
Investment Risks................................5
Principal Risks Associated With The Fund........6
Fund Management.................................7
Portfolio Managers..............................8
Potential Rewards...............................8
Share Price.....................................8
Tools Used to Combat Excessive Short-Term
   Trading Activity.............................9
How To Buy Shares..............................10
Your Account Services..........................15
How To Sell Shares.............................16
Dividends And Taxes............................18
Financial Highlights...........................19




No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.


The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

PROSPECTUS | NOVEMBER 25, 2003

      A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund. On November 25, 2003, INVESCO U.S. Government Money Fund (the "Fund"), a series portfolio of AIM Money Market Funds, Inc, a Maryland corporation (the "Company"), was redomesticated into a series portfolio of AIM Treasurer's Series Trust, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

      This Prospectus contains important information about the Fund's Investor Class shares. If you invest through a financial intermediary, please contact your financial intermediary for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses).


This Prospectus will tell you more about:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE


--------------------------------------------------------------------------------

[KEY ICON] [ARROWS ICON] INVESTMENT GOALS, STRATEGIES, AND RISKS




      FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

      The Fund is a money market fund. The Fund seeks a high level of current income consistent with the preservation of capital and the maintenance of liquidity. It invests in "money market" securities, which are high quality debt securities with a life span or remaining maturity of 397 days or less. The average dollar-weighted maturity of the Fund's portfolio is ninety days or less.

      The Fund operates under policies designed to ensure compliance with specific federal regulations applied to money market funds. These policies include requirements for:

      o  maintaining high credit quality of the Fund's investments;
      o  maintaining a short average portfolio maturity;
      o  ensuring adequate diversification of both the issuers of the Fund's investments and the guarantors of those investments, if any; and
      o  monitoring accurate pricing of the Fund's investments so unfairness does not result from the use of the amortized cost method to value those investments.

      The Fund is not intended for investors seeking capital appreciation. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio.

      An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, there is always a risk that you may lose money on your investment in the Fund.




[KEY ICON] INVESCO U.S. GOVERNMENT MONEY FUND - INVESTOR CLASS

      U.S. Government Money Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by the U.S. government or its agencies and securities such as repurchase agreements and variable rate or floating rate debt obligations all of which are collateralized by such obligations. Direct U.S. government obligations include Treasury bonds, bills and notes, and are backed by the full faith and credit of the U.S. Treasury. The Fund may invest in obligations issued by certain agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.

[GRAPH ICON] FUND PERFORMANCE


      Performance information in the bar charts below is that of the Fund's Investor Class shares. The returns in the bar chart reflects only the total expenses of the class.

      The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade. The table below shows the average annual total returns of Investor Class for various periods ended December 31, 2002.

      To obtain the Fund's current 7-day yield information, please call the Advisor at 1-800-525-8085. The information in the charts and table illustrates the variability of the Fund's total return. Remember, past performance does not indicate how the Fund will perform in the future.

--------------------------------------
    U.S. GOVERNMENT MONEY FUND -
           INVESTOR CLASS
    ACTUAL ANNUAL TOTAL RETURN(1),(2)
======================================
[GRAPHIC OMITTED]
--------------------------------------
  Best Calendar Qtr.  12/00    1.43%
  Worst Calendar Qtr. 12/02    0.18%
--------------------------------------

      -----------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN
                                               AS OF 12/31/02
      -----------------------------------------------------------------
                                                             10 YEARS
                                                             OR SINCE
                                        1 YEAR    5 YEARS    INCEPTION
      Investor Class

      U.S. Government Money Fund(1),(2)    0.90%     3.68%       3.88%

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class's expenses.
(2) Returns for Investor Class shares of U.S. Government Money Fund year-to-date as of the calendar quarter ended September 30, 2003 were 0.31%.


FEES AND EXPENSES


      This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

      SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
                                                                     Investor
                                                                       Class
      Maximum Front-End Sales Charge on purchases as a
        percentage of offering price                                  None
      Maximum Contingent Deferred Sales Charge (CDSC)
        as a percentage of the total original cost of the shares      None
      Maximum Sales Charge on reinvested dividends/distributions      None

      ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS



      U.S. GOVERNMENT MONEY FUND                       Investor Class

      Management Fees                                       0.50%

      Distribution and Service (12b-1) Fees                 None

      Other Expenses(1),(2),(3)                             0.75%
                                                            -----
      Total Annual Fund Operating Expenses(1),(2),(3),(4)   1.25%
                                                            =====


      (1) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under expense offset arrangements.

      (2) Annualized for the period of June 1, 2003, change in fund's year end through August 31, 2003.

      (3) Certain expenses of Investor Class shares of U.S. Government Money Fund were absorbed voluntarily by the Advisor pursuant to a commitment between the Fund and the Advisor. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, U.S. Government Money Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.35% and 0.85%, respectively, of the Fund's average net assets attributable to Investor Class shares.

      (4) The Advisor is entitled to reimbursement from the Fund for fees and expenses absorbed pursuant to a voluntary expense limitation commitment between the Advisor and the Fund if such reimbursements do not cause the Fund to exceed expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitation may be changed at any time following consultation with the board of trustees.

      (5) Certain expenses of Investor Class shares of U.S. Government Money Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. These commitments may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements U.S. Government Money Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.35% and 0.85%, respectively, of the Fund's average net assets attributable to Investor Class shares.

      EXPENSE EXAMPLE

      The Example is intended to help you compare the cost of investing in the Investor Class to the cost of investing in other mutual funds.

      The Example assumes that you invested $10,000 in Investor Class shares of the Fund for the time periods indicated. Within the Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year, and that the Fund's Investor Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Investor Class shares may be higher or lower, based on these assumptions your costs would be:

                                      1 year    3 years    5 years   10 years
      U.S. GOVERNMENT MONEY FUND
        Investor Class                 $113      $353       $ 612     $1,352




[ARROWS ICON] INVESTMENT RISKS


      BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including this Fund, are:


NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.


POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.


VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

      NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.


[ARROWS ICON]PRINCIPAL RISKS ASSOCIATED WITH THE FUND
      You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

      INTEREST RATE RISK
      Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. When interest rates go up, the market values of previously issued debt securities generally decline. Also, the Fund's new investments are likely to be in debt securities paying lower rates than the rest of the Fund's portfolio when interest rates go down. This reduces the Fund's yield. A weak economy or strong stock market may cause interest rates to decline.

      CREDIT RISK
      The Fund invests in debt instruments, such as notes, bonds, and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

      PREPAYMENT RISK
      The Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.


      DURATION RISK
      Duration is a measure of a debt security's sensitivity to interest rate changes. Duration of money market securities is usually expressed in terms of days or months, with longer durations usually more sensitive to interest rate fluctuations.


      LIQUIDITY RISK
      The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

      OPPORTUNITY RISK
      With long-term investment plans, there may be a risk that you are not taking enough risk, and thus missing the opportunity on other less conservative but potentially more rewarding investments. The Fund has an investment goal of current income, not capital appreciation. Therefore the Fund, by itself, will not be a suitable investment for people seeking long-term growth for objectives such as retirement or the funding of a child's college education.

      COUNTERPARTY RISK
      This is a risk associated primarily with repurchase agreements. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

            --------------------------------------------------------

      Although the Fund generally invests in money market securities, the Fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------

INVESTMENT                          RISKS               APPLIES TO THIS FUND
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES
These securities are fractional     Prepayment and      U.S. Government
interests in pools of credit        Interest  Rate      Money
card receivables, consumer          Risks
loans, and other trade
receivables, which are
obligations of a number of
different parties. The income
from the underlying pool is
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT                          RISKS               APPLIES TO THIS FUND
--------------------------------------------------------------------------------
passed through to investors,
such as the Fund.
--------------------------------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-
 BACKED SECURITIES
These are securities issued by      Prepayment and      U.S. Government
the FHLMC and the FNMA or           Interest Rate       Money
guaranteed by the GNMA and          Risks
backed by mortgages. The Fund
receives payments out of the
interest and principal on the
underlying mortgages.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the         Credit and          U.S. Government
seller of a security agrees to     Counterparty Risks  Money
buy it back at an agreed-upon
price and time in the future.
-------------------------------------------------------------------------------
VARIABLE RATE OR FLOATING
 RATE INSTRUMENTS
Securities that are debt           Interest Rate Risk  U.S. Government
instruments with a variable                            Money
interest rate. The interest rate
is readjusted periodically.
--------------------------------------------------------------------------------




FUND MANAGEMENT

INVESTMENT ADVISOR


INVESCO, AIM AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $345.2 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives.

A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, AIM and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for the Fund.

The following table shows the fees the Fund paid to INVESCO for its advisory services for the period ended August 31, 2003:

      -------------------------------------------------------------------
                                   ADVISORY FEE AS A PERCENTAGE OF
      FUND                    AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
      -------------------------------------------------------------------
      U.S. Government Money Fund                 0.50%


PORTFOLIO MANAGERS

      Effective November 25, 2003, the Fund is managed on a day-to-day basis by AIM. When we refer to team management without naming individual portfolio managers, we mean a system by which a senior investment policy group sets allocation of Fund assets and risk controls:

      FUND                                         PORTFOLIO MANAGER(S)

      U.S. Government Money                        Team Management

POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential for monthly payment of daily income, while maintaining a stable share value, at a level of risk lower than many other types of investments. Yields on short-term securities tend to be lower than the yields on longer-term fixed-income securities. The Fund seeks to provide higher returns than other money market funds and the money market in general, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Fund is most suitable for investors who:

o  want to earn income at current money market rates.
o  want to preserve the value of their investment.
o  do not want to be exposed to a high level of risk.
o  are seeking state tax-exempt income.

You probably do not want to invest in the Fund if you are:

o primarily seeking long-term growth (although the Fund may serve as the cash equivalent portion of a balanced investment program).

SHARE PRICE

      The value of your Fund shares is not likely to change from $1.00, although this cannot be guaranteed. This value is known as the Net Asset Value per share, or NAV. AIS determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

      THE COMBINATION OF THE AMORTIZED COST METHOD OF VALUATION AND THE DAILY DECLARATION OF DIVIDENDS MEANS THAT THE FUND'S NET ASSET VALUE IS EXPECTED TO BE $1.00 PER SHARE, DESPITE CHANGES IN THE MARKET VALUE OF THE FUND'S SECURITIES.

      The Fund uses the amortized cost method for establishing the value of its investments. The amortized cost method values securities at their cost at the time of purchase, and then amortizes the discount or premium to maturity. The Fund declares dividends daily, based upon the interest earned by the Fund's investments that day. The combination of the amortized cost method of valuation and the daily declaration of dividends means that the Fund's net asset value is expected to be $1.00 per share, despite changes in the market value of the Fund's securities. However, we cannot guarantee that the Fund's net asset value will be maintained at a constant value of $1.00 per share.

      All purchases, sales, and exchanges of Fund shares are made by AIS at the NAV next calculated after AIS receives proper instructions from you or your financial intermediary. Instructions must be received by AIS no later than the close of the NYSE to effect transactions at that day's NAV. If

      AIS receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any error or irregularities related to these transactions.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

      While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the Funds' shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM and INVESCO Funds"):

           o    trade activity monitoring;
           o    trading guidelines;
           o    redemption fee on trades in certain AIM and INVESCO Funds; and
           o    selective use of fair value pricing.

      Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

      Trade Activity Monitoring
      -------------------------

      The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

      The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

      Trading Guidelines
      ------------------

      Currently, if a shareholder exceeds 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM and INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

      Effective on or about March 1, 2004, if a shareholder exceeds four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

      The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

      Redemption Fee
      --------------

      Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Buy Shares - Redemption Fee" for more information.

      The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

      Fair Value Pricing
      ------------------

      The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

      Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

HOW TO BUY SHARES

      TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

      The chart in this section shows several convenient ways to invest in the shares of the Fund if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please contact the financial intermediary for more information on how to purchase shares of the Fund. You may be charged a commission or transaction fee by the financial intermediary for purchases of Fund shares.

      There is no charge to invest or exchange shares when you make transactions directly through ADI.

      For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into AIM Cash Reserve Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, to exchange into the fund you choose.

      A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.


      AIS reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If a fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

      Please remember that if you pay by check, Automated Clearing House ("ACH") or wire and your funds do not clear, you will be responsible for any related loss to a Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).


      MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including Systematic Purchase Plan and Direct Payroll Purchase, and certain retirement plans, including IRAs.


      MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)


      The following chart shows several ways to invest in the Fund if you invest directly through ADI.



METHOD                              INVESTMENT MINIMUM                PLEASE REMEMBER
---------------------------------------------------------------------------------------------------------------
BY CHECK                            $1,000 for regular accounts;      Mail your completed account application
Mail to:                            $250 for an IRA; $50 for each     and check to AIS. AIS does not accept
AIM Investment Services, Inc.       subsequent investment.            cash, credit cards, travelers' cheques,
P.O. Box 4739                                                         credit card checks, instant loan checks,
Houston, TX 77210-4739                                                money orders, or third party checks
-or-                                                                  unless they are from another financial
AIM Investment Services, Inc.                                         institution related to a retirement plan
P.O. Box 173706                                                       transfer.
Denver, CO 80217-3706

You may also send your check
by overnight courier to:
AIM Investment Services, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046
-or-
AIM Investment Services, Inc
4350 South Monaco
Denver, CO 80237

--------------------------------------------------------------------------------------------------------

BY WIRE                             $1,000 for regular accounts;      Mail completed account
You may send your payment by        $250 for an IRA; $50 for each     application to the transfer
bank wire (call 1-800-959-4246      subsequent investment.            agent. Call the transfer agent
for instructions).                                                    at (800) 959-4246 to receive a
                                                                      reference number. Then, use
                                                                      the following wire
                                                                      instructions: Beneficiary Bank
                                                                      ABA/Routing #: 113000609
                                                                      Beneficiary Account Number:
                                                                      00100366807 Beneficiary
                                                                      Account Name: AIM Investment
                                                                      Services, Inc. RFB: Fund Name,
                                                                      Reference # OBI: Your Name,
                                                                      Account #

--------------------------------------------------------------------------------------------------------

BY TELEPHONE WITH ACH               $1,000 for regular accounts;      You must provide your bank account
Call 1-800-959-4246 to request your $250 for an IRA; $50 for each     information to AIS prior to using
purchase. Upon your telephone       subsequent investment.            this option.
instructions, AIS will move money
from your designated bank/credit
union checking or savings account
in order to purchase shares.

                                                 11

METHOD                              INVESTMENT MINIMUM                PLEASE REMEMBER
---------------------------------------------------------------------------------------------------------------
BY INTERNET                         $1,000 for regular accounts;      Open your account using one of the
Go to AIM's Web site                $250 for an IRA; $50 for each     methods described above.
at aiminvestments.com.              subsequent investment.
                                                                      Access your account at
                                                                      www.aiminvestments.com. The proper
                                                                      bank instructions must have been
                                                                      provided on your account. You may
                                                                      not purchase shares in AIM prototype
                                                                      retirement accounts on the Internet.

                                                                      You will need a Web browser to use
                                                                      this service.
--------------------------------------------------------------------------------------------------------
REGULAR INVESTING WITH SYSTEMATIC   $50 per month for Systematic      Like all regular investment plans,
PURCHASE PLAN OR DIRECT PAYROLL     Purchase Plan; $50 per pay        neither Systematic Purchase Plan nor
PURCHASE                            period for Direct Payroll         Direct Payroll Purchase ensures a
You may enroll on your fund         Purchase. You may start or        profit or protects against loss in a
application, or call us for  a      stop your regular investment      falling market. Because you'll
separate form and more details.     plan at any time with two         invest continually, regardless of
Investing the same amount on a      weeks' notice to AIS.             varying price levels, consider your
monthly basis allows you to buy                                       financial ability to keep buying
more shares when prices are low and                                   through low price levels. And
fewer shares when prices are high.                                    remember that you will lose money if
This "dollar cost averaging" may                                      you redeem your shares when the
help offset market fluctuations.                                      market value of all your shares is
Over a period of time, your average                                   less than their cost.
cost per share may be less than the
actual average price per share.
--------------------------------------------------------------------------------------------------------

BY AIM 24-HOUR AUTOMATED INVESTOR   $50 for subsequent                You must provide your bank account
LINE WITH ACH                       investments.                      information to AIS prior to using
Automated transactions by telephone                                   this option.
are available for subsequent
purchases and exchanges 24 hours a
day. Simply call 1-800-246-5463.
--------------------------------------------------------------------------------------------------------
BY EXCHANGE (ALL CLASSES)           $1,000 for regular accounts;      See "Exchange Policy."
Between the same class of any two   $250 for an IRA; $50 for each
INVESCO funds or certain classes of subsequent investment.
AIM funds. Call 1-800-959-4246 for
prospectuses of other INVESCO funds
or AIM funds. Exchanges may be made
in writing, by telephone or at
AIM's Web site at
aiminvestments.com. You may also
establish an automatic monthly
exchange service between two
INVESCO funds or certain classes of
AIM funds; call us for further
details and the correct form.

      Purchases of shares by check, other negotiable bank draft or bank wire received by AIS by 4:00 p.m. (Eastern Time) will begin to accrue dividends on the following business day. Similarly, if you request a check or other negotiable bank draft or wire when you redeem Fund shares, and AIS receives your request by 4:00 p.m. (Eastern Time), you will receive that day's dividend.

      If you hold shares of the Fund through an account with a broker-dealer or other financial services firm that buys and sells Fund shares through automated transactions that settle on the same day, your investment will begin earning dividends on the date that AIS receives payment for your shares from that party. Similarly, if you sell through a dealer who uses automated transactions that settle on the same day, your investment will not earn dividends on the date of the settlement.

      GRANDFATHERED INVESTORS. Investor Class shares of the Fund may be purchased only by:

      o Persons or entities who had established an account prior to April 1, 2002 in Investor Class shares of any of the funds currently distributed by ADI (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002;

      o Any person or entity listed in the account registration for any Grandfathered Funds, which account in Investor Class shares was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;

      o Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds' prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;

      o Defined benefit, defined contribution, and deferred compensation plans; and

      o INVESCO or AIM employees, INVESCO Funds trustees, AIM Funds Trustees, AMVESCAP employees, AMVESCAP directors, and their immediate families.

      For more detailed information about eligibility, please call 1-800-525-8085. If you hold Grandfathered Funds shares through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

      EXCHANGE POLICY. You may exchange your shares in any of the Funds for shares of the same class in another INVESCO Fund or into certain classes of another AIM Fund as described in the table below, on the basis of their respective NAVs at the time of the exchange.

--------------------------------------------------------------------------------
SHAREHOLDERS INVESTED IN THE FOLLOWING   WILL BE OFFERED THE ABILITY TO EXCHANGE
    CLASSES  OF THE INVESCO FUNDS:        INTO THE FOLLOWING CLASSES OF THE AIM
                                                          FUNDS:
--------------------------------------------------------------------------------
o  Investor Class Shares of all INVESCO  o  Investor Class Shares of all AIM
   Funds                                    Funds

o  Class A Shares of all INVESCO         o  Class A Shares of Category I and II
   Funds (1)                                Funds and AIM Tax-Exempt Cash Fund

                                         o  Class A3 Shares of all AIM Funds

                                         o  AIM Cash Reserve Shares of AIM Money
                                            Market Fund
--------------------------------------------------------------------------------
o  Class B Shares of all INVESCO Funds   o  Class B Shares of all AIM Funds,
                                            with the exception of AIM Floating
                                            Rate Fund
--------------------------------------------------------------------------------
o  Class C Shares of all INVESCO Funds   o  Class C Shares of all AIM Funds,
                                            with the exception of AIM Floating
                                            Rate Fund
--------------------------------------------------------------------------------
o  Institutional Class Shares of all     o  Institutional Class Shares of all
   INVESCO Funds                            AIM Retail Funds
--------------------------------------------------------------------------------
o  Class K Shares of all INVESCO Funds   o  Exchanges not permitted
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHAREHOLDERS INVESTED IN THE FOLLOWING   WILL BE OFFERED THE ABILITY TO EXCHANGE
      CLASSES OF THE AIM FUNDS:             INTO THE FOLLOWING CLASSES OF THE
                                                       INVESCO FUNDS:
--------------------------------------------------------------------------------
o  Investor Class Shares of all AIM      o  Investor Class Shares of all
   Funds                                    INVESCO Funds

o  Class A Shares of all AIM Funds,
   with the exception of Class A Shares  o  Class A Shares of all INVESCO
   of  Category III Funds purchased at      Funds(2)
   net asset value

o  Class A3 Shares of the AIM Funds

o  AIM Cash Reserve Shares of AIM Money
   Market Fund
--------------------------------------------------------------------------------
o  Class B Shares of all AIM Funds       o  Class B Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o  Class C Shares of all AIM Funds       o  Class C Shares of all INVESCO Funds
--------------------------------------------------------------------------------


----------
(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.


(2) You may be required to pay an initial sales charge equal to the difference between the sales charge of the Fund being acquired and the sales charge paid on the Fund being exchanged when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

--------------------------------------------------------------------------------
SHAREHOLDERS INVESTED IN THE FOLLOWING   WILL BE OFFERED THE ABILITY TO EXCHANGE
      CLASSES OF THE AIM FUNDS:             INTO THE FOLLOWING CLASSES OF THE
                                                       INVESCO FUNDS:
--------------------------------------------------------------------------------
o  Institutional Class Shares of all     o  Institutional Class Shares of all
   AIM Retail Funds                         INVESCO Funds
--------------------------------------------------------------------------------
o  Class R Shares of all AIM Funds       o  Exchanges not permitted
--------------------------------------------------------------------------------


      FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

      Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.


      We have the following policies governing exchanges:

      o Both AIM or INVESCO fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
      o Currently, if you exceed 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.
      o Please see the subsection entitled "Tools Used to Combat Excessive Short-Term Trading Activity -- Trading Guidelines" for more information.
      o Under unusual market conditions, an AIM funds or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM funds or INVESCO fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

      In addition, the ability to exchange may be temporarily suspended at any time that sales of the INVESCO or AIM Fund into which you wish to exchange are temporarily stopped.

      INTERNET TRANSACTIONS. Investors may exchange and redeem shares of any INVESCO fund through AIM's Web site. In addition, certain Grandfathered Investor Class shareholders may open new accounts in Investor Class shares. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use AIM's Web site. AIS will accept Internet purchase instructions only for exchanges or if the purchase price is paid to AIS through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to AIS originated. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to AIS, along with a check.

      AIS employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on AIM's Web site, you will need an account number, your Social Security number, and an alphanumeric password. If AIS follows these procedures, neither AIS, its affiliates nor any fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow AIS's security procedures. By entering into the user's agreement with AIS to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you.



YOUR ACCOUNT SERVICES


      AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.


      With the exception of householding, the following information pertains only to shareholders who hold their shares directly through ADI.


      SHAREHOLDER ACCOUNTS. AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.


      QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

      TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, Systematic Purchase Plan), your transactions are confirmed on your quarterly Investment Summaries.


      CHECKWRITING (INVESTOR CLASS ONLY). If you have $1,000 or more in your account, you may redeem shares of a Fund by check. We will provide personalized checks at no charge within thirty days of your account opening. Checks may be made payable to any party in any amount of $250 or more. Shares of the Fund will be redeemed to cover payment of the check. AIS reserves the right to institute a charge for this service upon notice to all shareholders. Further information about this option may be obtained from AIS.

      TELEPHONE TRANSACTIONS. You and your financial intermediary may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

      YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

      Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.


      HOUSEHOLDING. To save money for the Fund, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.


      IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

HOW TO SELL SHARES


      The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through AIS. If you invest in a Fund through a financial intermediary, please consult the financial intermediary for information on how to sell shares of the Fund. You may be charged a commission or transaction fee by your financial intermediary for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.




      TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME

      If you own shares in more than one fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

      While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

      AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.


      If you participate in Systematic Purchase Plan, the Fund's automatic monthly investment program, and sell all of the shares in your account, we will not make any additional Systematic Purchase Plan purchases unless you give us other instructions.

      Because of the Fund's expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in the Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $250 or more.

      REDEMPTION FEES. We will not charge you any fees to redeem your shares; however, your financial intermediary may charge service fees for handling these transactions.


      The following chart shows several ways to sell your shares of the Fund if you invest directly through ADI.


METHOD                             REDEMPTION MINIMUM              PLEASE REMEMBER
------------------------------------------------------------------------------------------------------
BY TELEPHONE                       $250 (or, if less, full         AIS's telephone redemption
Call us toll-free at:              liquidation of the account)     privileges may be modified or
1-800-959-4246.                    for a redemption check.         terminated in the future at AIS's
                                                                   discretion. The maximum amount
                                                                   which may be redeemed by
                                                                   telephone is generally $250,000.
------------------------------------------------------------------------------------------------------
IN WRITING                         Any amount.                     The redemption request must be
Mail your request to:                                              signed by all registered account
AIM Investment Services, Inc.                                      owners. Payment will be mailed to
P.O. Box 4739                                                      your address as it appears on
Houston, TX 77210-4739                                             AIS's records, or to a bank
                                                                   designated by you in writing.
You may also send your request
by overnight courier to:
AIM Investment Services, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046
------------------------------------------------------------------------------------------------------
BY CHECK (INVESTOR CLASS)          $250 per check.                 Personalized checks are available
                                                                   from INVESCO at no charge within
                                                                   30 days of your account opening
                                                                   upon request. Checks may be
                                                                   payable to any party.
------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH              $50 (Investor Class). $250      You must provide your bank
Call 1-800-959-4246 to request     (Classes A, B, and C). IRA      account information to AIS prior
your redemption.                   redemptions are not permitted   to using this option. AIS will
                                   by telephone.                   automatically pay the proceeds
                                                                   into your designated bank account.
------------------------------------------------------------------------------------------------------
BY INTERNET                        $50. IRA redemptions are not    Place your redemption request at
Go to AIM's Web site at            permitted via the internet.     www.aiminvestments.com. You will
www.aiminvestments.com.                                            be allowed to redeem by internet
                                                                   if (1) you do not hold physical
                                                                   share certificates; (2) you can
                                                                   provide proper identification
                                                                   information; (3) the proceeds of
                                                                   the redemption do not exceed
                                                                   $250,000; and (4) you have
                                                                   already provided proper bank
                                                                   information. AIM prototype
                                                                   retirement accounts may not be
                                                                   redeemed on the internet. The
                                                                   transfer agent must confirm your
                                                                   transaction during the hours of
                                                                   the customary trading session of
                                                                   the NYSE in order to effect the
                                                                   redemption at that day's closing
                                                                   price. You will need a Web
                                                                   browser to use this service.
                                                                   Internet transactions are limited
                                                                   to a maximum of $250,000. AIS
                                                                   will automatically pay the
                                                                   proceeds into your designated
                                                                   bank account.
------------------------------------------------------------------------------------------------------
BY AIM 24-HOUR AUTOMATED INVESTOR  $50.                            Be sure to write down the
LINE WITH ACH                                                      confirmation number provided to
Automated transactions by phone                                    you. You must provide your bank
are available for redemptions and                                  account information to AIS prior
exchanges 24 hours a day. Simply                                   to using this option.
call 1-800-246-5463
------------------------------------------------------------------------------------------------------
SYSTEMATIC REDEMPTION PLAN         $100 per payment on a monthly   You must have at least $10,000
You may call us to request the     or quarterly basis. The         total invested with the INVESCO
appropriate form and more          redemption check may be made    funds with at least $5,000 of
information at 1-800-959-4246      payable to any party you        that total invested in the fund
                                   designate.                      from which withdrawals will be
                                                                   made.
------------------------------------------------------------------------------------------------------

METHOD                             REDEMPTION MINIMUM              PLEASE REMEMBER
------------------------------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY             Any amount.                     All registered account owners
Mail your request to:                                              must sign the request, with
AIM Investment Services, Inc.                                      signature guarantees from an
P.O. Box 4739                                                      eligible guarantor financial
Houston, TX 77210-4739                                             institution, such as a commercial
                                                                   bank or a recognized national or
                                                                   regional securities firm.
------------------------------------------------------------------------------------------------------


[GRAPH ICON] DIVIDENDS AND TAXES


      Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Fund.

      TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER. WE WILL PROVIDE YOU WITH DETAILED INFORMATION EVERY YEAR ABOUT YOUR DIVIDENDS.

      The Fund earns ordinary or investment income from interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders. You will ordinarily earn income on each day you are invested in the Fund, and that income is paid by the Fund to you once a month. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the monthly dividend distribution date, unless you request that dividends be paid in cash. Please note that classes with higher expenses are expected to have lower dividends.

      Unless you are (or your account is) exempt from income taxes, you must include all dividends paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other funds.




      If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

      Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends.

      FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand the financial performance of Investor Class shares of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Money Market Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November 25, 2003, INVESCO U.S. Government Money Fund was a series portfolio of a Maryland corporation named AIM Money Market Funds, Inc. (formerly, INVESCO Money Market Funds, Inc.). This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.



U.S. Government Money                    PERIOD
  Fund-Investor Class                     ENDED
                                        AUGUST 31                 YEAR ENDED MAY 31
                                      -----------------------------------------------------------
                                        2003(a)      2003      2002      2001      2000     1999
PER SHARE DATA
Net Asset Value--
 Beginning of Period                    $1.00       $1.00     $1.00     $1.00     $1.00    $1.00
-------------------------------------------------------------------------------------------------
INCOME AND DISTRIBUTIONS
  FROM INVESTMENT OPERATIONS

NET INVESTMENT INCOME EARNED AND
   DISTRIBUTED TO SHAREHOLDERS(b)        0.00        0.01      0.02      0.05      0.05     0.04
=================================================================================================
Net Asset Value--End of Period          $1.00       $1.00     $1.00     $1.00     $1.00    $1.00
=================================================================================================

TOTAL RETURN                         0.08%(c)       0.72%     1.67%     5.24%     4.74%    4.36%

RATIOS
Net Assets--End of Period
 ($000 Omitted)                       $64,883     $67,097   $75,720   $75,380   $86,060  $91,509

Ratio of Expenses to Average
 Net Assets(d)(e)                       0.85%       0.85%     0.85%     0.86%     0.86%    0.86%

Ratio of Net Investment Income
 to Average Net Assets(e)            0.33%(f)       0.72%     1.65%     5.10%     4.63%    4.28%

(a)  From June 1, 2003 to August 31, 2003, the Fund's current fiscal year-end.
(b)  Net Investment Income Earned and Distributed to Shareholders aggregated less than $0.01 per share for the period ended August 31, 2003.
(c)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)  Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by the Investment
     Advisor, which is before any expense offset arrangements (which may include custodian fees).
(e)  Various expenses of the Fund were voluntarily absorbed by the Investment Advisor for the period ended August 31, 2003 and the years ended May 31, 2003, 2002, 2001, 2000 and 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.25% (annualized), 1.11%, 1.04%, 1.18%, 1.16% and 1.08%, respectively, and ratio of net investment income to average net assets would have been (0.07%) (annualized),
     0.46%, 1.46%, 4.78%, 4.33% and 4.06%, respectively.
(f)  Annualized.

                                       19

      NOVEMBER 25, 2003

      AIM TREASURER'S SERIES TRUST

      INVESCO U.S. GOVERNMENT MONEY FUND--INVESTOR CLASS

      You may obtain additional information about the Fund from several sources:

      FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

      STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November 25, 2003, is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

      INTERNET. The current Prospectus of the Fund may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

      To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-2606 and 002-55079.

811-5460

                       STATEMENT OF ADDITIONAL INFORMATION

                          AIM TREASURER'S SERIES TRUST
                  INVESCO Treasurer's Money Market Reserve Fund
                   INVESCO Treasurer's Tax-Exempt Reserve Fund



Address:                                   Mailing Address:

4350 South Monaco Street,                  P.O. Box 173706,
Denver, CO 80237                           Denver, CO 80217-3706


                                   Telephone:

                       In continental U.S., 1-800-525-8085


                                November 25, 2003


--------------------------------------------------------------------------------

A Prospectus for INVESCO Treasurer's Money Market Reserve and INVESCO Treasurer's Tax-Exempt Reserve Funds (each a "Fund" and collectively the "Funds") dated November 25, 2003 provides the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectus; in other words, this SAI is legally part of the Funds' Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. The financial statements for the Funds for the fiscal year ended May 31, 2003 and the fiscal period ended August 31, 2003 are incorporated herein by reference from INVESCO Treasurer's Series Funds, Inc.'s Annual Report to Shareholders dated May 31, 2003. Please note the fiscal year end of each Fund has been changed to August 31. Prior to November 25, 2003, the Funds were each a series portfolio of a Maryland corporation named AIM Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's Series Funds, Inc.).

You may obtain, without charge, the current Prospectus, SAI, and annual and semiannual reports of the Funds by writing to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The
Prospectus of the Funds is also available through AIM's Web site at aiminvestments.com.

TABLE OF CONTENTS

The Trust.....................................................................3

Investments, Policies, and Risks..............................................3

Investment Restrictions......................................................10

Management of the Funds......................................................12

Other Service Providers......................................................39

Brokerage Allocation and Other Practices.....................................39

Shares of Beneficial Interest................................................40

Tax Consequences of Owning Shares of a Fund..................................41

Performance..................................................................42

Proxy Voting.................................................................45

Code of Ethics...............................................................48

Financial Statements.........................................................48

Appendix A...................................................................49

THE TRUST

AIM Treasurer's Series Trust (the "Trust") was organized as a Delaware statutory trust on July 24, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series of AIM Treasurer's Series Funds, Inc.("Company") was redomesticated as a new series of the Trust on November 25, 2003. Prior to October 1, 2003, the name of the Company was INVESCO Treasurer's Series Funds, Inc.

INVESCO Treasurer's Series Funds, Inc. was incorporated as INVESCO Treasurer's Series Funds, Inc. on March 17, 1999, under the laws of Maryland. On May 28, 1999, it assumed all of the assets and liabilities of INVESCO Treasurer's Series Trust, which was organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust on January 27, 1988.

The Trust is an open-end, diversified, no-load management investment company currently consisting of two portfolios of investments consisting of one class:
INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund (each a "Fund" and, collectively, the "Funds") and a third portfolio consisting of two classes: INVESCO Stable Value Fund - Institutional Class and Class R. Additional funds may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds. The Funds do not charge sales fees to purchase their shares.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectus of the Funds. The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity, and investing in high- quality debt instruments. Each Fund's assets are invested in securities having maturities of 397 days or less, and the dollar-weighted average maturity of the portfolio will not exceed ninety days. The Funds buy only securities determined by the Funds' Advisor (as defined herein), the Funds' sub-advisor, pursuant to procedures approved by the Trust's Board of Trustees ("Board"), to be of high quality with minimal credit risk and to be eligible for investment by the Funds under applicable U.S. Securities and Exchange Commission ("SEC") rules. See Appendix A for descriptions of the Funds' investment instruments referred to below, as well as discussions of the degrees of risk involved in such investment instruments.

INVESCO TREASURER'S MONEY MARKET RESERVE FUND

Treasurer's Money Market Reserve Fund attempts to achieve its objective by investing in debt securities, including short-term money market instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of financial institutions, which may include demand features (such as the following instruments determined to be readily marketable by the Advisor: certificates of deposit, time deposits and bankers' acceptances of domestic and foreign banks, and funding agreements issued by domestic insurance companies), corporate debt securities other than commercial paper, and loan participation agreements. Corporate debt securities acquired by the Fund must be rated by at least two nationally recognized statistical rating organizations ("NRSROs"), generally Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's"), in one of the two highest rating categories (AAA or AA by S&P or Aaa or Aa by Moody's), or where the obligation is rated only by S&P or Moody's, and not by any other NRSRO, such obligation is rated AAA or AA by S&P, or Aaa or Aa by Moody's. The Fund limits purchases of instruments issued by banks to those instruments which are rated in one of the two highest categories by an NRSRO. The Fund also limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks. From time to time, on a temporary basis for defensive purposes, the Fund may hold cash.

Commercial paper acquired by the Fund must be rated by at least two NRSROs, generally S&P and Moody's, in the highest rating category (A-1 by S&P or P-1 by Moody's), or, where the obligation is rated by only S&P or Moody's and not by any other NRSRO, such obligation is rated A-1 or P-1. Money market instruments purchased by the Fund which are not rated by any NRSRO must be determined by the Advisor to be of equivalent credit quality to the rated securities in which the Fund may invest. In the Advisor's opinion, obligations that are not rated are not necessarily of lower quality than those which are rated; however, they may be less marketable and typically may provide higher yields. The Fund invests in unrated securities only when such an investment is in accordance with the Fund's investment objective of achieving a high level of current income and when such investment will not impair the Fund's ability to comply with requests for redemptions.

LOAN PARTICIPATION INTERESTS -- Treasurer's Money Market Reserve Fund may purchase loan participation interests in all or part of specific holdings of corporate debt obligations. The issuer of such debt obligations is also the issuer of the loan participation interests into which the obligations have been apportioned. The Fund will purchase only loan participation interests issued by companies whose commercial paper is currently rated in the highest rating category by at least two NRSROs, generally S&P and Moody's (A-1 by S&P or P-1 by Moody's), or where such instrument is rated only by S&P or Moody's and not by any other NRSRO, such instrument is rated A-1 or P-1. Such loan participation interests will only be purchased from banks which meet the criteria for banks discussed above and registered broker-dealers or registered government securities dealers which have outstanding commercial paper or other short-term debt obligations rated in the highest rating category by at least two NRSROs or by one NRSRO if such obligation is rated by only one NRSRO. Such banks and security dealers are not guarantors of the debt obligations represented by the loan participation interests, and therefore are not responsible for satisfying such debt obligations in the event of default. Additionally, such banks and securities dealers act merely as facilitators, with regard to repayment by the issuer, with no authority to direct or control repayment. The Fund will attempt to ensure that there is a readily available market for all of the loan participation interests in which it invests. The Fund's investments in loan participation interests for which there is not a readily available market are considered to be investments in illiquid securities.

VARIABLE OR FLOATING RATE INSTRUMENTS -- The Fund may invest in Eligible Securities, as defined in Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations.

MUNICIPAL SECURITIES -- Municipal securities include debt obligations of states, territories or possessions of the United States and District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- Treasurer's Money Reserve Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks.

Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Fund may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

INSURANCE FUNDING AGREEMENTS -- The Fund may also invest in funding agreements issued by domestic insurance companies. Such funding agreements will only be purchased from insurance companies which have outstanding an issue of long-term debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's. In all cases, the Fund will attempt to obtain the right to demand payment, on not more than seven days' notice, for all or any part of the amount subject to the funding agreement, plus accrued interest. The Fund intends to execute its right to demand payment only as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio. The Fund's investments in funding agreements that do not have this demand feature, or for which there is not a readily available market, are considered to be investments in illiquid securities.

U.S. GOVERNMENT SECURITIES -- The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. The Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so.

INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

Treasurer's Tax-Exempt Reserve Fund will attempt to achieve its objective by investing in short-term debt securities, the interest on which is exempt from federal taxation, including short-term municipal obligations, such as tax anticipation notes, revenue anticipation notes, and bond anticipation notes; tax-exempt commercial paper; and variable rate demand notes. It is the intention of this Fund to qualify to pay exempt-interest dividends for federal tax purposes. There can be no assurance that this Fund will qualify each year to pay exempt-interest dividends.

It is a fundamental policy of the Fund that, under normal market conditions, it will have at least 80% of its net assets invested in municipal obligations that, based on the opinion of counsel to the issuer, pay interest free from federal income tax. It is the Fund's present intention (but not a fundamental policy) to invest its assets so that substantially all of its annual income will be tax-exempt. This Fund may invest in municipal obligations whose interest income may be specially treated as a tax preference item under the Alternative Minimum Tax ("AMT"). Securities that generate income that is a tax preference item may not be counted towards the 80% tax exempt threshold described above. Tax-exempt income may result in an indirect tax preference item for corporations, which may subject an investor to liability under the AMT depending on its particular situation. This Fund, however, will not invest more than 20% of its net assets in obligations, the interest from which gives rise to a preference item for the purpose of the AMT and in other investments subject to federal income tax. Distributions from this Fund may be subject to state and local taxes.

Municipal bonds purchased by the Fund must be rated by at least two NRSROs - generally S&P and Moody's - in the highest rating category (AAA or AA by S&P or Aaa or Aa by Moody's), or by one NRSRO if such obligations are rated by only one NRSRO. Municipal notes or municipal commercial paper must be rated in the highest rating category by at least two NRSROs, or where the note or paper is rated only by one NRSRO, in the highest rating category by that NRSRO. If a security is unrated, the Fund may invest in such security if INVESCO determines, in an analysis similar to that performed by Moody's or S&P in rating similar securities and issuers, that the security is comparable to that eligible for investment by the Fund.

GUARANTEES -- The Fund may acquire a right to sell an obligation to another party at a guaranteed price approximating par value, either on demand or at specified intervals. The right to sell may form part of the obligation or be acquired separately by the Fund. These rights may be referred to as demand features, guarantees or puts, depending on their characteristics (collectively referred to as "Guarantees"), and may involve letters of credit or other credit support arrangements supplied by domestic or foreign banks supporting the other party's ability to purchase the obligation from the Fund. The Fund will acquire Guarantees solely to facilitate portfolio liquidity and does not intend to exercise them for trading purposes. In considering whether an obligation meets the Fund's quality standards, the Fund may look to the creditworthiness of the party providing the right to sell or to the quality of the obligation itself. The acquisition of a Guarantee will not affect the valuation of the underlying obligation which will continue to be valued in accordance with the amortized cost method of valuation.

TEMPORARY DEFENSIVE POSITION -- From time to time, on a temporary basis for defensive purposes, the Fund may also hold 100% of its assets in cash or invest in taxable short term investments ("taxable investments"), including obligations of the U.S. government, its agencies or instrumentalities; commercial paper limited to obligations which are rated by at least two NRSROs - generally S&P and Moody's - in the highest rating category (A-1 by S&P and P-1 by Moody's), or by one NRSRO if such obligations are rated by only one NRSRO; certificates of deposit of U.S. banks, including foreign branches of U.S. banks meeting the criteria described in the discussion above in the "Investments, Policies, and Risks" of Treasurer's Money Market Reserve Fund; time deposits; and repurchase agreements with respect to any of the foregoing with registered broker-dealers, registered government securities dealers or banks.

OTHER POLICIES RELEVANT TO THE FUNDS

REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements ("REPOs"), and reverse repurchase agreements. This is a way to invest money for short periods. A REPO is an agreement under which a Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by a Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered a loan collateralized by securities. The collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by a Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements and reverse repurchase agreements with financial institutions that are creditworthy under standards established by the Trust's Advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. See Appendix A to this SAI for a discussion of these agreements and the risks involved with such transactions.

ASSET-BACKED SECURITIES -- Asset-backed securities represent interests in pools of consumer loans. These pools of loans can be pools of other consumer debt, such as credit card receivables. Asset-backed securities generally are structured as "pass-through" securities, which means that principal and interest payments on the underlying loans are passed through to the holder of the security. Although an asset-backed security may be supported by letters of credit and other credit enhancements, its value ultimately depends upon the payment by individuals who owe money on the underlying loans. The underlying loans usually allow prepayments, which can shorten the securities' weighted average life and may lower their returns. This most frequently occurs when interest rates drop and large numbers of persons refinance their debts. Similarly, if the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing the credit support or enhancement.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund does not currently intend to purchase any such security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

SECTION 4(2) AND RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Section 4(2) or Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many such securities. Institutional investors generally cannot sell these such securities to the general public but instead will often depend on an efficient institutional market in which securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that such securities are illiquid. Institutional markets for these may provide both reliable market values for them and enable a Fund to sell such an investment when appropriate. For this reason, the Trust's Board has concluded that if a sufficient institutional trading market exists for a given security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Board has given the Advisor the day-to-day authority to determine the liquidity of Section 4(2) and Rule 144A Securities, according to guidelines approved by the Board. The principal risk of investing in these Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, each Fund also may purchase and sell up to 10% of its respective assets on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

DIVERSIFICATION -- The Trust is a diversified investment company under the 1940 Act. Except to the extent permitted under Rule 2a-7 of the 1940 Act or any successor rule thereto, no more than 5% of the value of each Fund's total assets can be invested in the securities of any one issuer. This 5% issuer diversification restriction does not apply to cash, cash items, or securities issued or guaranteed by the U.S. government.

PORTFOLIO SECURITIES LOANS -- The Trust, on behalf of each of the Funds, may lend limited amounts of the Funds' portfolio securities (not to exceed 33 1/3% of a Fund's total assets). Because there could be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. The Advisor will evaluate the creditworthiness of such borrowers in accordance with procedures adopted and monitored by the board of trustees. It is expected that the Trust, on behalf of the applicable Fund, will use the cash portions of loan collateral to invest in short-term income producing securities for the Fund's account and that the Trust may share some of the income from these investments with the borrower. See "Portfolio Securities Loans" at Appendix A to this SAI.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding securities of the Fund" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

    1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, municipal securities or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

    2. except to the extent permitted under Rule 2a-7 of the 1940 Act, or any successor rule thereto, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

    3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act"), as amended, in connection with the disposition of the Fund's portfolio securities;

    4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

    5. issue senior securities, except as permitted under the 1940 Act;

    6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

    7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

    8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

    9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

    A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

    B. The Fund may borrow money only from a bank or from an open-end management investment company managed by the Advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

    C. The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

    E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

    Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

On November 25, 2003, the series portfolios of AIM Treasurer's Series Funds, Inc., a Maryland corporation (the "Company"), were redomesticated into series portfolios of AIM Treasurer's Series Trust, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company.

Prior to June 1, 1999, INVESCO Capital Management, Inc., a division of INVESCO, Inc., ("ICM") was investment advisor to the Funds.

Effective November 25, 2003, A I M Advisors, Inc. ("AIM") will serve as the investment advisor for each Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976 and along with its subsidiaries, manages or advises over 190 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of AIM Management Group, Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

AIM and INVESCO are indirect, wholly-owned subsidiaries of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $345.2 billion in assets under management as of September 30, 2003.

AMVESCAP PLC's North American subsidiaries include:

    AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, and institutional plan providers.

         AMVESCAP National Trust Company (formerly known as Institutional Trust Company, doing business as INVESCO Trust Company) (ANTC), a wholly-owned subsidiary of ARI, maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

    INVESCO Institutional, located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309 manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional includes the following Divisions:

         INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

         INVESCO National Asset Management Division, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.

         INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

         INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

         INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

         INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITS, and publicly traded stocks of companies deriving substantial revenues from real industry activities.

         INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

    A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

    A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts, and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund, and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

    A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1A6, England.

INVESTMENT ADVISORY AGREEMENT

AIM is responsible for supervising all aspects of the Funds' operations and providing investment advisory services to the Funds. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Funds. The advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM are not exclusive and AIM is free to render investment advisory services to others, including other investment companies.

Under the advisory agreement, AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Funds' accounts and records, and preparation of all requisite corporate documents, such as tax returns and reports to the SEC and shareholders.

The advisory agreement provides that AIM will pay or cause to be paid all of the following expenses unless the Board of the Trust specifically approves payment of such expenses by a Fund: (i) fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for the Funds; (ii) taxes; (iii) fees for maintaining the registration and qualification of the Funds or their shares under federal and state law; (iv) compensation and expenses of the directors; (v) costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Funds' shareholders, including expenses relating to Board and shareholder meetings; (vi) all costs, fees and other expenses arising in connection with the organization and filing of the Trust's Certificate of Trust including its initial registration and qualification under the 1940 Act, the determination of the tax status of the Funds, the initial registration and qualification of the Funds' securities under federal and state securities laws and the approval of the Trust's operations by any other federal or state authority; (vii) expenses of repurchasing and redeeming shares of the Funds; (viii) insurance premiums; (ix) expenses, including fees and disbursements of the Trust's counsel, in connection with litigation by or against the Trust or the Funds; and (x) premiums for the fidelity bond maintained by the Funds pursuant to the 1940 Act (except those premiums that may be allocated to AIM as an insured).

The Funds pay the following costs and expenses under the advisory agreement (except to the extent required by law to be paid by AIM): (i) brokerage commissions, issue and transfer taxes and other costs related to securities transactions; and (ii) interest on indebtedness incurred by the Trust or a Fund.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

As full compensation for its advisory services to the Funds, AIM is entitled to receive a monthly fee from each Fund. The fee is calculated at the annual rate of 0.25% of each Fund's average net assets. Effective July 1, 2003, INVESCO Treasurer's Money Market Reserve Fund fees will not be in excess of the expense limitation shown, which has been voluntarily agreed to by the Company and AIM.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisory Agreement with INVESCO" and in the Funds' Prospectus.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

BOARD APPROVAL OF ADVISORY AGREEMENT

At the request of AIM, the Board discussed the approval of the advisory agreement at an in-person meeting held on August 12-13, 2003. The trustees who are not affiliated with the Advisor (the "Independent Trustees") also discussed the approval of the advisory agreement with independent counsel prior to that meeting. In evaluating the advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the then-current advisory agreement with INVESCO and the advisory agreement with AIM:

         o THE QUALIFICATIONS OF AIM TO PROVIDE INVESTMENT ADVISORY SERVICES. The Board reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to the Funds, and noted that the persons providing portfolio management services to the Funds would not change if the advisory agreement with AIM is approved by shareholders.

         o THE RANGE OF ADVISORY SERVICES PROVIDED BY AIM. The Board reviewed the services to be provided by AIM under the advisory agreement, and noted that no material changes in the level or type of services provided under the then-current advisory agreement with INVESCO would occur other than the provision by AIM of certain administrative services if a Fund engages in securities lending.

         o QUALIFICATIONS OF AIM TO PROVIDE A RANGE OF MANAGEMENT AND ADMINISTRATIVE SERVICES. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the advisory agreement of the provision of administrative services to the Funds. The Board also reviewed the form of Master Administrative Services Agreement, noted that the overall services to be provided under the then-existing arrangements and under the Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the advisory agreement and the Master Administrative Services Agreement.

         o THE PERFORMANCE RECORDS OF THE FUNDS. The Board reviewed the performance record of each Fund and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of each Fund and is able, therefore, to provide advisory and administrative services to each Fund.

         o ADVISORY FEES AND EXPENSES. The Board examined the expense ratio and the level of advisory fees for each Fund under the then-current advisory agreement and compared them with the advisory fees expected to be incurred under the advisory agreement. The Board concluded that projected expense ratio and advisory fees of each Fund under the advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the advisory agreement. The advisory fees that are being proposed under the advisory agreement are the same as the advisory fees paid to INVESCO under the then-current advisory agreement, other than the removal of the reimbursement obligation related to services provided to each Fund and AIM by officers and trustees which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that a Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

         o THE PROFITABILITY OF AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of that Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

         o THE TERMS OF THE ADVISORY AGREEMENT. The Board reviewed the terms of the advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist each Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which each Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the advisory agreement between the Trust and AIM for the Funds. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The advisory agreement will expire, unless renewed, on or before June 30, 2005.

ADVISORY FEES PAID TO INVESCO

Prior to November 25, 2003, INVESCO served as investment advisor to the Funds. During the fiscal period ended August 31, 2003 and the fiscal years ended May 31, 2003, 2002 and 2001, the Funds paid INVESCO advisory fees in the dollar amounts shown below:

                                                 Advisory          Total Expense
                                                 Fee Dollars       Limitations
                                                 -----------       -----------

TREASURER'S MONEY MARKET RESERVE FUND
Period Ended August 31, 2003(1)                 $   397,628        0.20%(2)
Year Ended May 31, 2003                          $1,419,873        0.20%(1)
Year Ended May 31, 2002                          $2,797,536        N/A
Year Ended May 31, 2001                          $3,745,890        N/A

TREASURER'S TAX-EXEMPT RESERVE  FUND
Period Ended August 31, 2003                     $   28,772        N/A
Year Ended May 31, 2003                          $  124,128
Year Ended May 31, 2002                          $  175,017
Year Ended May 31, 2001                          $  154,916

(1) From June 1, 2003, change in Fund's year end through August 31, 2003.
(2) The Fund's investment advisor will voluntarily waive, on an annual basis, to limit the management fee to 0.20% effective July 1, 2003. The voluntary waiver may be changed at any time following consultation with the Fund's Board of Trustees.

ADMINISTRATIVE SERVICES AGREEMENT

As of the date of this SAI, AIM, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated November 25, 2003 with the Trust.


The Administrative Services Agreement requires AIM to provide the following services to the Funds:

    o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

    o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

AIM, pursuant to the terms of the Advisory Agreement, will not charge the Funds any fees under this Administrative Services Agreement. However, this commitment may be changed following consultation with the Board. The Funds themselves paid no administrative services fees to AIM.

Effective November 25, 2003, under an Administrative Services Agreement dated as of that date, AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the new advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the Independent Trustees, by votes cast in person at a meeting called for such purpose. AIM, pursuant to the terms of the Advisory Agreement, will not charge the Funds any fees under this Administrative Services Agreement. However, this commitment may be changed following consultation with the Board.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated November 20, 2003 with the Trust.

The Transfer Agency Agreement provides that AIS, pursuant to the terms of the Advisory Agreement, will not charge the Funds any fees under this Transfer Agency Agreement. However, this commitment may be changed following consultation with the Board. Prior to October 1, 2003, INVESCO served as administrator and transfer agent to the Funds. The Funds themselves paid no transfer agency fees to INVESCO.

TRUSTEES AND OFFICERS OF THE TRUST

The overall direction and supervision of the Trust comes from the Board. The Board is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The officers of the Trust, all of whom are officers and employees of AIM or INVESCO, are responsible for the day-to-day administration of the Trust and the Funds. The officers of the Trust receive no direct compensation from the Trust or the Funds for their services as officers. The Advisor has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of the Advisor.

The tables below provide information about each of the Trust's trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "Interested Trustees"). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliations with the Advisor and its affiliated companies.

Independent Trustees

Name, Address, and Year of     Position(s)           Principal Occupation(s)        Number of          Other Directorships Held
Birth                          Held                  During Past Five Years(2)      Funds in the       by Trustee
                               With Trust,                                          the Fund Complex
                               Term of                                              Overseen by
                               Office(1) and                                        Trustee
                               Length of Time
                               Served(2)

Bob R. Baker - 1936            Trustee               Consultant (2000-present).     95                 Director/Trustee of 15 of
37 Castle Pines Dr. N.                               Formerly, President and                           the 17 AIM Funds and the 10
Castle Rock, Colorado 80104                          Chief Executive Officer                           INVESCO Funds
                                                     (1988-2000) of AMC Cancer
                                                     Research Center, Denver,
                                                     Colorado; formerly,
                                                     Chairman of the Board and
                                                     Chief Executive Officer of
                                                     First Columbia Financial
                                                     Corporation.

James T. Bunch - 1942          Trustee               Co-President and Founder       95                 Director/Trustee of 15 of
3600 Republic Plaza            (2000-present)        of Green, Manning & Bunch                         the 17 AIM Funds and the 10
370 Seventeenth Street                               Ltd., Denver, Colorado                            INVESCO Funds
Denver, Colorado 80202                               (1988-present) (investment
                                                     banking firm); Director,
                                                     Policy Studies, Inc. and
                                                     Van Gilder Insurance
                                                     Corporation;  formerly,
                                                     Chairman and Managing
                                                     Partner, law firm of
                                                     Davis, Graham & Stubbs,
                                                     Denver, Colorado.
                                       21

Name, Address, and Year of     Position(s)           Principal Occupation(s)        Number of          Other Directorships Held
Birth                          Held                  During Past Five Years(2)      Funds in the       by Trustee
                               With Trust,                                          the Fund Complex
                               Term of                                              Overseen by
                               Office(1) and                                        Trustee
                               Length of Time
                               Served(2)

Gerald J. Lewis - 1933         Trustee               Chairman of Lawsuit            95                 General Chemical Group,
701 "B" Street                 (2000-present)        Resolution Services, San                          Inc., Hampdon, New Hampshire
Suite 2100                                           Diego, California                                 (1996-present).
San Diego, California                                (1987-present). Formerly,                         Wheelabrator Technologies,
                                                     Associate Justice of the                          Inc. (waste management
                                                     California Court of                               company), Fisher Scientific,
                                                     Appeals.                                          Inc., Henley Manufacturing,
                                                                                                       Inc. (laboratory supplies),
                                                                                                       and California Coastal
                                                                                                       Properties, Inc.;
                                                                                                       Director/Trustee of 15 of
                                                                                                       the 17 AIM Funds and the 10
                                                                                                       INVESCO Funds

Larry Soll, Ph.D. - 1942       Trustee               Retired.                       95                 Director of Synergen since
2358 Sunshine Canyon Drive                                                                             incorporation in 1982;
Boulder, Colorado  80302                                                                               Director of Isis
                                                                                                       Pharmaceuticals, Inc.;
                                                                                                       Director/Trustee of 15 of
                                                                                                       the 17 AIM Funds and the 10
                                                                                                       INVESCO Funds

Frank S. Bayley - 1939         Trustee(3)            Of Counsel, law firm of        103                Badgley Fund, Inc.
11 Greenway Plaza                                    Baker & McKenzie                                  (registered investment
Suite 100                                                                                              company); Director/ Trustee
Houston, Texas  77046                                                                                  of the 17 AIM Funds and the
                                                                                                       10 INVESCO Funds

Bruce L. Crockett - 1944       Trustee(3)            Chairman, Crockett             103                ACE Limited (insurance
11 Greenway Plaza                                    Technology Associates                             company); and Captaris, Inc.
Suite 100                                            (technology consulting                            (unified messaging
Houston, Texas 77046                                 company)                                          provider); Director/ Trustee
                                                                                                       of the 17 AIM Funds and the
                                                                                                       10 INVESCO Funds

                                       22


Name, Address, and Year of     Position(s)           Principal Occupation(s)        Number of          Other Directorships Held
Birth                          Held                  During Past Five Years(2)      Funds in the       by Trustee
                               With Trust,                                          the Fund Complex
                               Term of                                              Overseen by
                               Office(1) and                                        Trustee
                               Length of Time
                               Served(2)

Albert R. Dowden - 1941        Trustee(3)            Director of a number of        103                Cortland Trust, Inc.
11 Greenway Plaza                                    public and private                                (Chairman) (registered
Suite 100                                            business corporations,                            investment company); Annuity
Houston, Texas 77046                                 including the Boss Group,                         and Life Re (Holdings) Ltd.
                                                     Ltd. (private investment
                                                     (insurance company); and
                                                     management) and
                                                     Director/Trustee of the 17
                                                     Magellan Insurance AIM
                                                     Funds and the 10 INVESCO
                                                     Company; formerly, Funds
                                                     President Chief Executive
                                                     Officer and Director,
                                                     Volvo Group North America,
                                                     Inc.; Senior Vice
                                                     President, AB Volvo; and
                                                     director of various
                                                     affiliated Volvo companies

Edward K. Dunn, Jr. - 1935     Trustee(3)            Formerly, Chairman,            103                Director/Trustee of the 17
11 Greenway Plaza                                    Mercantile Mortgage Corp.;                        AIM Funds and the 10 INVESCO
Suite 100                                            President and Chief                               Funds
Houston, Texas 77046                                 Operating Officer,
                                                     Mercantile-Safe Deposit &
                                                     Trust Co.; and President,
                                                     Mercantile Bankshares Corp.

Jack M. Fields - 1952          Trustee(3)            Chief Executive Officer,       103                Administaff;
11 Greenway Plaza                                    Twenty First Century                              Director/Trustee of the 17
Suite 100                                            Group, Inc. (government                           AIM Funds and the 10 INVESCO
Houston, Texas 77046                                 affairs company) and                              Funds
                                                     Texana Timber LP

Carl Frischling - 1937         Trustee(3)            Partner, law firm of           103                Cortland Trust, Inc.
11 Greenway Plaza                                    Kramer Levin Nftalis and                          (registered investment
Suite 100                                            Frankel LLP                                       company); Director/ Trustee
Houston, Texas 77046                                                                                   of the 17 AIM Funds and the
                                                                                                       10 INVESCO Funds

                                       23


Name, Address, and Year of     Position(s)           Principal Occupation(s)        Number of          Other Directorships Held
Birth                          Held                  During Past Five Years(2)      Funds in the       by Trustee
                               With Trust,                                          the Fund Complex
                               Term of                                              Overseen by
                               Office(1) and                                        Trustee
                               Length of Time
                               Served(2)

Prema Mathai-Davis - 1950      Trustee(3)            Formerly, Chief Executive      103                Director/Trustee of the 17
11 Greenway Plaza                                    Officer, YWCA of the USA                          AIM Funds and the 10 INVESCO
Suite 100                                                                                              Funds
Houston, Texas 77046

Lewis F. Pennock - 1942        Trustee(3)            Partner, law firm of           103                Director/Trustee of the 17
11 Greenway Plaza                                    Pennock & Cooper                                  AIM Funds and the 10 INVESCO
Suite 100                                                                                              Funds
Houston, Texas  77046

Ruth H. Quigley - 1935         Trustee(3)            Retired                        103                Director/Trustee of the 17
11 Greenway Plaza                                                                                      AIM Funds and the 10 INVESCO
Suite 100                                                                                              Funds
Houston, Texas 77045

Louis S. Sklar - 1939          Trustee(3)            Executive Vice President,      103                Director/Trustee of the 17
11 Greenway Plaza                                    Hines (real estate                                AIM Funds and the 10 INVESCO
Suite 100                                            development company)                              Funds
Houston, Texas 77045

Interested Trustees and Officers.

Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the Advisor to the Trust. Mr. Williamson is considered an interested person of the Trust because he is an officer and director of the Advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4,
2003.

                                       24


Name, Address, and Year of     Position(s)           Principal Occupation(s)        Number of          Other Directorships Held
Birth                          Held                  During Past Five Years(2)      Funds in the       by Trustee
                               With Trust,                                          the Fund Complex
                               Term of                                              Overseen by
                               Office(1) and                                        Trustee
                               Length of Time
                               Served(2)

Robert H. Graham - 1946        Trustee, Chairman     Director and Chairman,         103                Director/trustee of
11 Greenway Plaza              and  President        A I M Management Group Inc.                       the 17 AIM Funds
Suite 100                                            (financial services holding                       and the 10 INVESCO
Houston, Texas 77046                                 company); Director and Vice                       Funds
                                                     Chairman, AMVESCAP PLC and
                                                     Chairman of AMVESCAP PLC -
                                                     AIM Division (parent of AIM
                                                     and a global investment
                                                     management firm); formerly,
                                                     President and Chief
                                                     ExecutiveOfficer,
                                                     A I M Management Group Inc.;
                                                     Director, Chairman, and
                                                     President, A I M Advisors,
                                                     Inc. (registered investment
                                                     advisor); Director and
                                                     Chairman, A I M Capital
                                                     Management, Inc. (registered
                                                     investment advisor),
                                                     A I M Distributors, Inc.
                                                     (registered broker dealer);
                                                     AIM Investment Services, Inc.
                                                     (registered transfer agent),
                                                     and Fund Management Company
                                                     (registered broker dealer);
                                                     and Chief Executive Officer
                                                     of AMVESCAP PLC - Managed
                                                     Products

                                       25


Name, Address, and Year of     Position(s)           Principal Occupation(s)        Number of          Other Directorships Held
Birth                          Held                  During Past Five Years(2)      Funds in the       by Trustee
                               With Trust,                                          the Fund Complex
                               Term of                                              Overseen by
                               Office(1) and                                        Trustee
                               Length of Time
                               Served(2)

Mark H. Williamson - 1951      Trustee and           Director, President and Chief  116                Director/trustee of
4350 South Monaco Street       Executive Vice        Executive Officer, A I M                          the 17 AIM Funds
Denver, Colorado 80237         President (since      Management Group, Inc.                            and the 10 INVESCO
                               2003).                (financial services holding                       Funds
                                                     company); Director,
                                                     Chairman and President,
                                                     A I M Advisors, Inc.
                                                     (registered investment
                                                     advisor); Director, A I M
                                                     Capital Management, Inc.
                                                     (registered investment
                                                     adviser) and A I M
                                                     Distributors, Inc.
                                                     (registered broker dealer);
                                                     Director and Chairman, AIM
                                                     Investment Services, Inc.
                                                     (registered transfer
                                                     agent); and Fund Management
                                                     Company (registered broker
                                                     dealer); and Chief
                                                     Executive Officer AMVESCAP
                                                     PLC - AIM Division (parent
                                                     of AIM and a global
                                                     investment management
                                                     firm); formerly, Director,
                                                     Chairman, President and
                                                     Chief Executive Officer,
                                                     INVESCO Funds Group, Inc.
                                                     and INVESCO Distributors,
                                                     Inc.; Chief Executive
                                                     Officer, AMVESCAP PLC
                                                     Managed Products; Chairman
                                                     and Chief Executive Officer
                                                     of NationsBanc Advisors,
                                                     Inc.; and Chairman of
                                                     NationsBanc Investments,
                                                     Inc.

                                       26


Name, Address, and Year of     Position(s)           Principal Occupation(s)        Number of          Other Directorships Held
Birth                          Held                  During Past Five Years(2)      Funds in the       by Trustee
                               With Trust,                                          the Fund Complex
                               Term of                                              Overseen by
                               Office(1) and                                        Trustee
                               Length of Time
                               Served(2)

Raymond R. Cunningham - 1951   Executive Vice        President (2001-present),      N/A                N/A
4350 South Monaco Street       President (since      Chief Executive Officer
Denver, Colorado               November 5, 2003)     (2003-present) INVESCO Funds
                                                     Group, Inc.; Chairman of the
                                                     Board (2003-present),
                                                     President (2003-present) and
                                                     Chief Executive Officer
                                                     (2003-present) of INVESCO
                                                     Distributors, Inc.; Senior
                                                     Vice President and Chief
                                                     Operating Officer, A I M
                                                     Management Group, Inc.;
                                                     Senior Vice President,
                                                     A I M Advisors, Inc. and
                                                     A I M Distributors, Inc.
                                                     Formerly, President (2003),
                                                     Chief Executive Officer
                                                     (2003) and Director
                                                     (2001-2003) and Vice
                                                     President (2001-2002) of 9
                                                     INVESCO funds; formerly,
                                                     Chief Operating Officer
                                                     (2001-2003) and Senior Vice
                                                     President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and
                                                     INVESCO Distributors, Inc.;
                                                     and formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1992-1998)

Kevin M. Carome - 1956         Senior Vice           Director, Senior Vice          N/A                N/A
11 Greenway Plaza              President and         (since President, Secretary
Suite 100                      Secretary             and General Counsel, A I M
Houston, Texas 77046           November 5, 2003)     Management Group Inc.
                                                     (financial services holding
                                                     company) and A I M Advisors,
                                                     Inc.; and Vice President,
                                                     A I M Capital Management,
                                                     Inc., A I M Distributors,
                                                     Inc. and AIM Investment
                                                     Services, Inc.; Director,
                                                     Vice President and General
                                                     Counsel, Fund Management
                                                     Company;

                                       27

Name, Address, and Year of     Position(s)           Principal Occupation(s)        Number of          Other Directorships Held
Birth                          Held                  During Past Five Years(2)      Funds in the       by Trustee
                               With Trust,                                          the Fund Complex
                               Term of                                              Overseen by
                               Office(1) and                                        Trustee
                               Length of Time
                               Served(2)

                                                     formerly, Senior Vice
                                                     President and General
                                                     counsel, Liberty Financial
                                                     Companies, Inc.; and Senior
                                                     Vice President and General
                                                     Counsel, Liberty Funds Group
                                                     LLC

Ronald L. Grooms - 1946        Vice President        Senior Vice President and      N/A                N/A
4350 South Monaco Street       and Assistant         Treasurer of INVESCO Funds
Denver, Colorado               Treasurer (since      Group, Inc.; and Senior Vice
                               November 5, 2003)     President and Treasurer of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of INVESCO
                                                     Global Health Sciences Fund.

Gary T. Crum - 1947            Senior Vice           Director, Chairman and         N/A                N/A
11 Greenway Plaza              President (since      Director of Investments,
Suite 100                      November 5, 2003)     A I M Capital Management,
Houston, Texas 77046                                 Inc.; Director and Executive
                                                     Vice President, A I M
                                                     Management Group Inc.;
                                                     Director and Senior Vice
                                                     President, A I M Advisors,
                                                     Inc.; and Director, A I M
                                                     Distributors, Inc. and
                                                     AMVESCAP PLC; formerly, Chief
                                                     Executive Officer and
                                                     President, A I M Capital
                                                     Management, Inc.

Dana R. Sutton - 1959          Vice President        Vice President and Fund        N/A                N/A
11 Greenway Plaza              and Treasurer         Treasurer, A I M Advisors,
Suite 100                      (since November 5,    Inc.
Houston, Texas 77046           2003)

Stuart W. Coco - 1955          Vice President        Managing Director and Chief    N/A                N/A
11 Greenway Plaza              (since November 5,    Research Officer - Fixed
Suite 100                      2003)                 Income, A I M Capital
Houston, Texas 77046                                 Management, Inc.; and Vice
                                                     President, A I M Advisors,
                                                     Inc.

                                       28

Name, Address, and Year of     Position(s)           Principal Occupation(s)        Number of          Other Directorships Held
Birth                          Held                  During Past Five Years(2)      Funds in the       by Trustee
                               With Trust,                                          the Fund Complex
                               Term of                                              Overseen by
                               Office(1) and                                        Trustee
                               Length of Time
                               Served(2)


Melville B. Cox - 1943         Vice President (since Vice President and Chief       N/A                N/A
11 Greenway Plaza              November 5, 2003)     Compliance Officer, A I M
Suite 100                                            Advisors, Inc. and A I M
Houston, Texas 77046                                 Capital Management, Inc.; and
                                                     Vice President, AIM
                                                     Investment Services,  Inc.

Edgar M. Larsen - 1940         Vice President (since Vice President, A I M          N/A               N/A
11 Greenway Plaza              November 5, 2003)     Advisors, Inc.; and
Suite 100                                            President, Chief Executive
Houston, Texas 77046                                 Officer and Chief Investment
                                                     Officer, A I M Capital
                                                     Management, Inc.

Karen Dunn Kelley - 1960      Vice President (since  Managing Director and Chief    N/A               N/A
11 Greenway Plaza             November 5, 2003)      Cash Management Officer, A I
Suite 100                                            M Capital Management, Inc.;
Houston, Texas 77046                                 Director and President, Fund
                                                     Management Company; and Vice
                                                     President, A I M Advisors,
                                                     Inc.

(1) Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the Board after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the Board in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust's bylaws.

(2) Except as otherwise indicated, each individual has held the position(s) shown with the Trust or Company, as applicable, for at least the last five years.

(3) Elected as a director of the Company on October 21, 2003.


BOARD OF TRUSTEES STANDING COMMITTEES

The standing committees of the Board are the Audit Committee, the Investments Committee, the Governance Committee and the Valuation Committee.

The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund;
(iii) monitoring the process and the resulting financial statements prepared by

Fund management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

The members of the Governance Committee are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons who are not interested persons of the Fund for selection as members of each committee of the Board, including without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in each Fund and in the investment companies in the INVESCO Complex that are overseen by the director, as a whole, as of December 31, 2002:

--------------------------------------------------------------------------------
Trustee            Dollar Range of Equity Securities   Aggregate Dollar Range
                   Owned in Each Fund(1)               of Equity Securities in
                                                       All Registered Investment
                                                       Companies Overseen by the
                                                       trustee in the AIM Funds
                                                       and the INVESCO Funds(1)
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------
Bob R. Baker         INVESCO Treasurer's Money Market      Over $100,000
                     Reserve Fund  $1-$10,000
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  $1-$10,000

------------------------------------------------------------------------------
James T. Bunch       INVESCO Treasurer's Money Market      $50,001-$100,000
                     Reserve Fund  $1-$10,000
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  $1-$10,000

------------------------------------------------------------------------------
Gerald J. Lewis      INVESCO Treasurer's Money Market      $50,001-$100,000
                     Reserve Fund  $1-$10,000
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  $1-$10,000

------------------------------------------------------------------------------
Larry Soll           INVESCO Treasurer's Money Market      Over $100,000
                     Reserve Fund Over  $100,000
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  $1-$10,000

------------------------------------------------------------------------------
Frank S. Bayley      INVESCO Treasurer's Money Market      $10,001-$50,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
Trustee            Dollar Range of Equity Securities   Aggregate Dollar Range
                   Owned in Each Fund(1)               of Equity Securities in
                                                       All Registered Investment
                                                       Companies Overseen by the
                                                       trustee in the AIM Funds
                                                       and the INVESCO Funds(1)

------------------------------------------------------------------------------
Bruce L. Crockett    INVESCO Treasurer's Money Market      $1-$10,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
Albert R. Dowden     INVESCO Treasurer's Money Market      $50,001-$100,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
Edward K. Dunn       INVESCO Treasurer's Money Market      Over $100,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
Jack M. Fields       INVESCO Treasurer's Money Market      Over $100,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
Carl Frischling      INVESCO Treasurer's Money Market      Over $100,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
Prema Mathai-Davis   INVESCO Treasurer's Money Market      Over $100,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
Lewis F. Pennock     INVESCO Treasurer's Money Market      $50,001-$100,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
Trustee            Dollar Range of Equity Securities   Aggregate Dollar Range
                   Owned in Each Fund(1)               of Equity Securities in
                                                       All Registered Investment
                                                       Companies Overseen by the
                                                       trustee in the AIM Funds
                                                       and the INVESCO Funds(1)

------------------------------------------------------------------------------
Ruth H. Quigley      INVESCO Treasurer's Money Market      $1-$10,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
Louis S. Sklar       INVESCO Treasurer's Money Market      Over $100,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------
Robert H. Graham     INVESCO Treasurer's Money Market      Over $100,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None

------------------------------------------------------------------------------
Mark H. Williamson   INVESCO Treasurer's Money Market      Over $100,000
                     Reserve Fund  None
                     INVESCO Treasurer's Tax-Exempt
                     Reserve Fund  None
-------------------------------------------------------------------------------

(1)All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Company to its independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the then-current independent director's retirement plan; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal period ended August 31, 2003.

In addition, the table sets forth the total compensation paid by all of the funds in the AIM Funds and the INVESCO Funds complex to these directors and to the current trustees of the Trust for services rendered in their capacities as directors/trustees during the year ended December 31, 2002.

-------------------------------------------------------------------------------------------------------------------
Name of Person         Aggregate         Benefits Accrued    Estimated Annual      Total Compensation
and Position           Compensation      As Part of          Benefits Upon         From INVESCO Funds
                       From Company(1)   Company             Retirement(3)         Paid To Directors(4)
                                         Expenses(2)
-------------------------------------------------------------------------------------------------------------------
Bob R. Baker                1,719                 0                  1,391                138,000
-------------------------------------------------------------------------------------------------------------------
Fred A. Deering(7)             65                 0                  1,513                140,500
-------------------------------------------------------------------------------------------------------------------
Victor L. Andrews(6)        1,541                 0                  1,391                127,500
-------------------------------------------------------------------------------------------------------------------
Sueann Ambron (5,6)         1,272                 0                      0                      0
-------------------------------------------------------------------------------------------------------------------
Lawrence H. Budner(6)       1,443             1,169                  1,391                121,500
-------------------------------------------------------------------------------------------------------------------
James T. Bunch              1,394                 0                      0                124,625
-------------------------------------------------------------------------------------------------------------------
Wendy L. Gramm(7)               0                 0                      0                 74,875
-------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis             1,561                 0                      0                116,500
-------------------------------------------------------------------------------------------------------------------
John W. McIntyre(6)         1,541             1,169                  1,391                124,000
-------------------------------------------------------------------------------------------------------------------
Larry Soll                  1,496                 0                      0                126,000
-------------------------------------------------------------------------------------------------------------------
Frank S. Bayley(8)             --                --                     --               $150,000
-------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett(8)           --                --                     --               $149,000
-------------------------------------------------------------------------------------------------------------------
Albert R. Dowden(8)            --                --                     --               $150,000
-------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.(8)         --                --                     --               $149,000
-------------------------------------------------------------------------------------------------------------------
Jack M. Fields(8)              --                --                     --               $153,000
-------------------------------------------------------------------------------------------------------------------
Carl Frischling(8)             --                --                     --               $150,000

                                                       34


-------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis(8)          --                --                     --               $150,000
-------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock(8)            --                --                     --               $154,000
-------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley(8)             --                --                     --               $153,000
-------------------------------------------------------------------------------------------------------------------
Louis S. Sklar(8)              --                --                     --               $153,000
-------------------------------------------------------------------------------------------------------------------

(1)The vice chairman of the board, the chairs of the Funds' committees who are independent directors, and the members of the Funds' committees who are independent directors each received compensation for serving in such capacities in addition to the compensation paid to all independent directors.

(2)Represents estimated benefits accrued with respect to the then current retirement plan and deferred retirement plan account agreement applicable to independent directors of the Company and not compensation deferred at the election of the directors.

(3)These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the then current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Dr. Ambron and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the then-current retirement plan.

(4)On November 25, 2003, AIM became investment advisor to the Trust and the other INVESCO Funds. AIM also serves as the investment advisor to the AIM Funds. As of November 25, 2003, the INVESCO Funds and the AIM Funds are considered one fund complex. As of November 25, 2003, there will be 20 registered investment companies advised by AIM in such complex.

(5)Dr. Ambron commenced her service as a director of the Company on January 1, 2003.

(6)Resigned as a director of the Company on October 21, 2003.

(7)Dr. Gramm resigned as a director of the Company on February 7, 2002. Mr. Deering resigned as a director of the Company on March 31, 2003.

(8)Messrs. Bagley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar, Dr. Mathai-Davis and Ms. Quigley were elected as trustees of the Trust on October 21, 2003 and therefore received no compensation from the Company during the year ended December 31, 2002.

Messrs. Graham and Williamson, as "Interested Trustees" of the Trust and the other funds in the AIM Funds and the INVESCO Funds complex, receive compensation as officers or employees of the Advisor or its affiliated companies, and do not receive any trustee's fees or other compensation from the Trust or the other funds in the AIM Funds and the INVESCO Funds complex for their service as trustees.

PRIOR RETIREMENT PLAN AND DEFERRED RETIREMENT PLAN ACCOUNT AGREEMENT OF THE COMPANY

The Board of Directors of the Company previously adopted a retirement plan and a form for deferred retirement plan account agreements. Certain of the independent directors of the Company participated either in the Company's retirement plan or account agreement. Upon the effectiveness of the New Retirement Plan (defined below), the independent directors of the Company will cease to accrue benefits under the Company's retirement plan and account agreement. Messrs. Baker and Soll will not receive any additional benefits under the Company's retirement plan or account agreement, but will be entitled to amounts which have been previously funded under the Company's retirement plan or account agreement for their benefit. An affiliate of INVESCO will reimburse the Company for any amounts funded by the Company for Messrs. Baker and Soll under the Company's retirement plan and account agreement.

NEW RETIREMENT PLAN FOR TRUSTEES

At a Board meeting scheduled for November 6, 2003, the Board intends to adopt a new retirement plan (the "New Retirement Plan") for the trustees of the Trust who are not affiliated with the Advisor. The retirement plan will include a retirement policy as well as retirement benefits for independent trustees.

The retirement policy permits each Independent Trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees will be able to extend from time to time the retirement date of a trustee.

Annual retirement benefits will be available to each independent trustee of the Trust and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

NEW DEFERRED COMPENSATION AGREEMENTS

At a Board meeting scheduled for November 6, 2003, the Board intends to adopt a new form for deferred compensation agreements ("New Compensation Agreements") pursuant to which a trustee will have the option to elect to defer receipt of up to 100% of his or her compensation payable by the Trust, and such amounts are placed into a deferral account. The deferring trustees will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring trustees' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees will have the status of unsecured creditors of the Trust and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 3, 2003, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

Treasurer's Money Market Reserve Fund

--------------------------------------------------------------------------------
              Name and Address       Basis of Ownership        Percentage Owned
                                     (Record/Beneficial)
================================================================================
AMVESCAP NATL TR CO TTEE FBO     Beneficial                    15.09%
Paychex 401(k) Incentive
Retirement Plan
PO Box 105779
Atlanta, GA 30348-5779
--------------------------------------------------------------------------------


Treasurer's Tax-Exempt Reserve Fund

--------------------------------------------------------------------------------
              Name and Address       Basis of Ownership        Percentage Owned
                                     (Record/Beneficial)
================================================================================
Alice H. Richards                 Record                           8.37%
PO Box 400
Carrollton, GA 30112-0007

Ralph H or Lynne J. Jenkins Jr    Record                           5.24%
JT WROS
39 Woodcrest Avenue
Atlanta, GA 30309-1535

Neil Kurtz                        Record                           6.85%
Susan Kurtz Jt Ten
1919 14th Street Ste 300
Boulder, CO 80302-5321
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As of November 3, 2003, officers and trustees of the Trust, as a group, beneficially owned less than 1% of Treasurer's Money Market Reserve Fund's outstanding shares and less than 1% of Treasurer's Tax-Exempt Reserve Fund's outstanding shares.

DISTRIBUTOR

Effective July 1, 2003, Fund Management Company ("FMC") became the distributor of the Funds.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Funds.

CUSTODIAN
State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT
AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation, and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL
The firm of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599 is legal counsel for the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment advisor to the Funds, the Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Company, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

Because the securities that the Funds invest in are generally traded on a principal basis, it is unusual for a Fund to pay any brokerage commissions. The

Funds paid no brokerage commissions for the fiscal years ended May 31, 2003, 2002, and 2001. For the period ended August 31, 2003 and the fiscal years ended May 31, 2003, 2002, and 2001, brokers providing research services received $0, $0, $0, $0, and $0, respectively, in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $0, $0, $0, and $0, respectively. Commissions totaling $0, $0, $0, and $0, respectively, were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the period ended August 31, 2003 and the fiscal years ended May 31, 2003, 2002, and 2001, respectively.

At May 31, 2003, each Fund held debt securities of its regular brokers or dealers, or their parents, as follows:


--------------------------------------------------------------------------------
                      Fund            Broker or Dealer       Value of Securities
                                                               August 31, 2003
================================================================================
Treasurer's Money Market Reserve   State Street Bank and
                                   Trust
--------------------------------------------------------------------------------
                                   Goldman Sachs Group
--------------------------------------------------------------------------------
                                   Morgan Stanley
--------------------------------------------------------------------------------
                                   Wachovia Securities
--------------------------------------------------------------------------------
Treasurer's Tax-Exempt Reserve     State Street Bank and
                                   Trust
--------------------------------------------------------------------------------

Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker or dealer that executes transactions for the Funds.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each Fund.

All shares of each Fund are of one class with equal rights as to voting, dividends, and liquidation. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The

Board has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Declaration of Trust, the Board will call special meetings of shareholders. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution, and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the intent of each Fund to distribute all investment company taxable income. As a result of this policy and the Funds' qualifications as regulated investment companies, it is anticipated that neither of the Funds will pay federal income or excise taxes and that the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income at the corporate tax rates.

Treasurer's Tax-Exempt Reserve Fund intends to qualify to pay "exempt-interest dividends" to its shareholders. The Fund will qualify if at least 50% of its total assets are invested in municipal securities at the end of each quarter of the Fund's fiscal year. The exempt-interest portion of the monthly income dividend may be based on the ratio of that Fund's tax-exempt income to taxable income for the entire fiscal year. The ratio is calculated and reported to shareholders at the end of each fiscal year of the Fund. The tax-exempt portion of any particular dividend may be based on the tax-exempt portion of all distributions for the year, rather than on the tax-exempt portion of that particular dividend. A corporation includes exempt-interest dividends in calculating its alternative minimum taxable income in situations where the adjusted current earnings of the corporation exceed its alternative minimum taxable income.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing shares of Treasurer's Tax-Exempt Reserve Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

The Funds' investment objectives and policies, including their policy of attempting to maintain a net asset value of $1.00 per share, make it unlikely that any capital gains will be paid to investors. However, each Fund cannot guarantee that such a net asset value will be maintained. Accordingly, a shareholder may realize a capital gain or loss upon redemption of shares of a Fund. Capital gain or loss on shares held for one year or less is classified as short-term capital gain or loss while capital gain or loss on shares held for more than one year is classified as long-term capital gain or loss. Any loss realized on the redemption of fund shares held for six months or less is nondeductible to the extent of any exempt-interest dividends paid with respect to such shares. Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for income tax purposes does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder in effect on November 11, 2003.

PERFORMANCE

From time to time the Fund(s') advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Funds' total returns for one-, five-, and ten-year periods (or since inception).

Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited.

We may also advertise a Fund's "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. For the seven days ended May 31, 2003, Treasurer's Money Market Reserve Fund's current and effective yields were 1.04% and 1.05%, respectively; Treasurer's Tax-Exempt Reserve Fund's current and effective yields were 1.08% and 1.09%, respectively.

More information about the Funds' recent and historical performance is contained in the Trust's Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Funds' Prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods ended August 31, 2003 were:

Name of Fund                             1 Year      5 Years      10 Years
------------                             ------      -------      --------
Treasurer's Money Market Reserve Fund    1.19%       3.83%        4.45%
Treasurer's Tax-Exempt Reserve Fund      1.11%       2.59%        3.00%

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)(n) = ERV


where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

To obtain a Fund's current 7-day yield information, please call AIM Investment Services, Inc. at 1-800-525-8085.

Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

[GRAPHIC OMITTED]

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials, or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

                                                 Lipper Mutual
        Fund                                     Fund Category
        ----                                     -------------
        Treasurer's Money Market Reserve Fund    Money Market Funds
        Treasurer's Tax-exempt Reserve Fund      Tax-Exempt Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC

BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUNDS MAGAZINE
NEWSWEEK
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WALL STREET JOURNAL
WASHINGTON POST
WIESENBERGER INVESTMENT COMPANIES SERVICES

PROXY VOTING

The Board has expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, the Advisor is required by the Board to act solely in the interests of shareholders of the Funds. Other clients of the Advisor who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.


On behalf of the Funds and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Funds' proxy voting policy and procedures, as administered by the Advisor, is available on the website of the Securities and Exchange Commission, at www.sec.gov, and on AIM's website, www.aiminvestments.com.


PROXY VOTING ADMINISTRATION - The Advisor's proxy review and voting process, which has been in place for many years, meets the Advisor's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.

The Advisor, in turn, has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by the Advisor and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Board; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.

Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Board to decide how the proxies shall be voted on these issues. The Advisor's Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

GUIDELINES AND POLICIES -- OVERVIEW -- As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the Board and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:


    o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

    o    Announce its voting intentions and the reasons therefor.

    o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

    o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although the Advisor reserves the right to vote proxy issues on behalf of the Funds on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

ROUTINE MATTERS - The Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

BOARD OF DIRECTORS- The Advisor generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders.

The Advisor generally opposes attempts to classify boards of directors to eliminate cumulative voting.

COMPENSATION - The Advisor believes that it is important that a company's equity based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES - The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

SOCIAL ISSUES - The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. The Advisor will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.

Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Funds' Boards of Trustees on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

The Advisor and FMC permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and FMC's personnel to conduct their personal investment activities in a manner that the Advisor and FMC believe is not detrimental to the Fund or the Advisor's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended May 31, 2003 are incorporated herein by reference from INVESCO Treasurer's Series Funds, Inc.'s Annual Report to Shareholders dated May 31, 2003 and from the Report to Shareholders for the fiscal period ended August 31, 2003. Prior to November 25, 2003, the Funds were each a series of a Maryland corporation named AIM Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's Series Funds, Inc.).

                                   APPENDIX A

Some of the terms used in the Statement of Additional Information are described below.

BANK OBLIGATIONS include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated interest rate.

BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the Notes.

MUNICIPAL BONDS may be issued to raise money for various public purposes like constructing public facilities and making loans to public institutions. Certain types of municipal bonds, such as certain project notes, are backed by the full faith and credit of the United States. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems, and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are backed by the net revenues derived from a particular facility or group of facilities of a municipality or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore investments in these bonds have more potential risk. Although nominally issued by municipal authorities, industrial development revenue bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

COMMERCIAL PAPER consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CORPORATE DEBT OBLIGATIONS are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

MONEY MARKET refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, highgrade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

PORTFOLIO SECURITIES LOANS: The Company, on behalf of each of the Funds, may lend limited amounts of its portfolio securities (not to exceed 33 1/3% of a particular Fund's total assets). Management of the Company understands that it is the current view of the staff of the SEC that the Funds are permitted to engage in loan transactions only if the following conditions are met: (1) the applicable Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) rises above the level of the collateral; (3) the Company must be able to terminate the loan after notice; (4) the applicable Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value;
(5) the applicable Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Company must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Company to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

REPURCHASE AGREEMENTS: A repurchase agreement is a transaction in which a Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of management this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Company's assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Company will be able to maintain its rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the particular Fund would suffer a loss.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

REVERSE REPURCHASE AGREEMENTS are transactions where a Fund temporarily transfers possession of a portfolio security to another party, such as a bank or brokerdealer, in return for cash, and agrees to buy the security back at a future date and price. The use of reverse repurchase agreements will create leverage, which is speculative. Reverse repurchase agreements are borrowings subject to the Funds' investment restrictions applicable to that activity. The Company will enter into reverse repurchase agreements solely for the purpose of obtaining funds necessary for meeting redemption requests. The proceeds received from a reverse repurchase agreement will not be used to purchase securities for investment purposes.

SHORTTERM DISCOUNT NOTES (tax-exempt commercial paper) are promissory notes issued by municipalities to supplement their cash flow. The ratings A1 and P1 are the highest commercial paper ratings assigned by S&P and Moody's, respectively.

TAX ANTICIPATION NOTES are to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.

TIME DEPOSITS are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Federal Deposit Insurance Corporation.

U.S. GOVERNMENT SECURITIES are debt securities (including bills, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, Fannie Mae, Ginnie Mae (also known as Government National Mortgage Association), the Federal Farm Credit Bank, and the Federal Home Loan Banks. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations may be backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

RATINGS OF MUNICIPAL AND CORPORATE DEBT OBLIGATIONS

The four highest ratings of Moody's and S&P for municipal and corporate debt obligations are Aaa, Aa, A, and Baa and AAA, AA, A, and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2, and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the difference between short-term credit and long-term credit. A short-term rating may also be assigned on an issue having a demand feature. Such ratings are designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon demand rather than fixed maturity dates and payment relying on external liquidity.

MIG 1/VMIG 1 Notes and loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broadbased access to the market for refinancing, or both.

MIG 2/VMIG 2 Notes and loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P RATING SERVICES. The characteristics of these debt obligations rated by S&P are generally as follows:

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    S&P ratings for short-term notes are as follows:

    SP1 Very strong capacity to pay principal and interest.

    SP2 Satisfactory capacity to pay principal and interest.

    SP3 Speculative capacity to pay principal and interest.

A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

RATINGS OF COMMERCIAL PAPER

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS. Among the factors considered by Moody's Investors Services, Inc. in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P1 (Highest Quality), P2 (Higher Quality), or P3 (High Quality).

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

A3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                       STATEMENT OF ADDITIONAL INFORMATION

                          AIM TREASURER'S SERIES TRUST



           INVESCO Stable Value Fund - Class R and Institutional Class



Address:                                    Mailing Address:
4350 South Monaco Street                    P.O. Box 173706
Denver, CO 80237                            Denver, CO 80217-3706


                                   Telephone:

                    In continental U.S., call 1-800-347-4246




                                November 25, 2003


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The Prospectuses for INVESCO Stable Value Fund (the "Fund") dated November 25, 2003 provide the basic information you should know before investing in the Fund. There are separate Prospectuses for the Fund's Class R shares and Institutional Class shares, respectively. This Statement of Additional Information ("SAI") is incorporated by reference into the Fund's Prospectuses; in other words, this SAI is legally part of the Fund's Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectuses. Prior to November 25, 2003, the Fund was a series portfolio of AIM Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's Series Funds, Inc.).

You may obtain, without charge, the current Prospectuses and SAI of the Fund by writing to AIM Investment Services, Inc. P. O. Box 173706, or by calling 1-800-525-8085. The Prospectuses, Annual Report and Semiannual Report of the Fund are also available through the AIM web site at aiminvestments.com.

TABLE OF CONTENTS

The Trust..............................................................3

Investments, Policies, and Risks.......................................3


Investment Restrictions...............................................27

Management of the Fund................................................29

Other Service Providers...............................................58

Brokerage Allocation and Other Practices..............................59


Redemptions In Kind...................................................60

Shares of Beneficial Interest.........................................61


Tax Consequences of Owning Shares of the Fund.........................61

Performance...........................................................63

Proxy Voting..........................................................66


Code of Ethics........................................................69


Financial Statements..................................................69

Appendix A............................................................70

THE TRUST


AIM Treasurer's Series Trust (the "Trust") was organized as a Delaware Statutory Trust on July 29, 2003. The Fund was redomesticated as a new series of the Trust on November 25, 2003. Prior thereto, the Fund was a series of AIM Treasurer's Series Funds, Inc. ("Company"). The Company was incorporated as INVESCO Treasurer's Series Funds, Inc. on March 17, 1999, under the laws of Maryland. On May 28, 1999, the Company assumed all of the assets and liabilities of INVESCO Treasurer's Series Trust, which was organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust on January 27, 1988. On October 1, 2003, the Company's name was changed to AIM Treasurer's Series Trust, Inc.


The Trust is an open-end, diversified, no-load management investment company currently consisting of two portfolios of investments consisting of one class:
INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund and a third portfolio consisting of two classes: INVESCO Stable Value Fund - Institutional Class and Class R (the "Fund"). Additional funds and classes may be offered in the future.

"Open-end" means that the Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual Fund. The Fund does not charge sales fees to purchase its shares.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Fund are discussed in the Fund's Prospectuses. The investment objective of Stable Value Fund is to seek current income while attempting to maintain a stable net asset value per share (NAV). The Fund buys only securities determined by the Fund's investment advisor, or INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), the Fund's sub-advisor to be eligible for investment by the Fund under applicable U.S. Securities and Exchange Commission ("SEC") rules. See Appendix A for descriptions of the Fund's investment instruments referred to below, as well as discussions of the degrees of risk involved in such investment instruments.

INVESCO STABLE VALUE FUND


CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Trust's Board of Trustees ("Board"). Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.


The Fund may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper is the term for short-term promissory notes issued by U.S. or foreign corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. A I M Advisors, Inc. (the "Advisor"), the Fund's investment advisor, or INVESCO Institutional, the Fund's sub-advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days. Any commercial paper issued by a foreign entity and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by INVESCO or INVESCO Institutional, acting under the supervision of the board of trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund also may invest in variable rate master demand notes, which are a type of commercial paper. These notes represent a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix B to this SAI.

DEBT SECURITIES -- The Fund invests in debt securities including bonds, notes, and other securities that give the holder the right to receive fixed or determinable amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. The Fund may invest up to 10% of its portfolio in lower-rated debt securities, commonly known as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Fund may invest in zero coupon bonds, step-up bonds, mortgage-backed securities, and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund's credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges is generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for the Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS -- GENERAL. The advisor or sub-advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for investment (E.G., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund's portfolio. A long or anticipatory hedge involves the use of Financial Instruments (typically futures) in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge as it purchases the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (E.G., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of the Fund."

As an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instruments is primarily measured.

In addition to the instruments and strategies described below, the advisor or sub-advisor may use other similar or related techniques to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund's Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL RISKS. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of the Fund. If the advisor or sub-advisor employs a Financial Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Fund has entered.

(2) There typically is imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. Additionally, certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments or index, even if the underlying instruments or index match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the advisor and/or sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5) As described below, the Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (I.E., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (E.G., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the UNDERLYING INVESTMENT at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See

"Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

The Fund's ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time the Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When the Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates) and associated interest rate risk of the Fund's fixed-income portfolio. If the advisor and/or sub-advisor wishes to shorten the duration of the Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor wishes to lengthen the duration of the Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value, subject to the requirements discussed below related to futures contracts traded on a CFTC-regulated exchange that are not for BONA FIDE hedging purposes (as defined by the CFTC). Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts, and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor and/or sub-advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

COMBINED POSITIONS. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Fund's options and futures activities may affect its turnover rates and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS, AND COLLARS. The Fund is authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, E.G., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.


INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC") dated December 21, 1999, the Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Advisor (as defined herein) or its affiliates. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.


INVESTMENT COMPANY SECURITIES -- To manage its daily cash positions, the Fund may invest in securities issued by other investment companies, including investment companies advised by the Advisor and its affiliates (pursuant to an exemptive order dated May 12, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Fund also may invest in Exchange Traded Funds ("ETFs") that invest in securities that are consistent with the Fund's investment objective and policies. ETFs are investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchases and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act, limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company and the Fund may own no more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

MORTGAGE-BACKED SECURITIES -- The Fund may invest in mortgage-backed securities which are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity or duration of a mortgage-backed security is often shorter than is stated.

In calculating its duration, the Fund may apply certain industry conventions regarding the duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that INVESCO Institutional believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it cold positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportion of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities. The Fund's Wrapper Agreements may prohibit investments in IOs and POs.


COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

MORTGAGE DOLLAR ROLLS -- The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fees income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transactions, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.


SECURITIES LENDING -- The Fund may from time to time loan securities from its portfolio to brokers, dealers, and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Board. The Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions, or the Fund may be unable to exercise certain ownership rights. The Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. The Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

The Advisor provides the following services in connection with the securities lending activities of the Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the Board with respect to securities lending activities; (e) responds to Agent inquiries; and
(f) performs such other duties as necessary. The Advisor intends to seek necessary approvals to enable it to earn compensation for providing such services.


The Fund has obtained an exemptive order from the SEC allowing it to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have the Advisor or an affiliate of the Advisor as an investment advisor.

TEMPORARY DEFENSIVE POSITION -- From time to time, on a temporary basis for defensive purposes, the Fund may also hold 100% of its assets in cash or invest in taxable short term investments ("taxable investments"), including obligations of the U.S. government, its agencies or instrumentalities; commercial paper limited to obligations which are rated by at least two NRSROs - generally S&P and Moody's - in the highest rating category (A-1 by S&P and P-1 by Moody's), or by one NRSRO if such obligations are rated by only one NRSRO; certificates of deposit of U.S. banks, including foreign branches of U.S. banks; time deposits; and repurchase agreements with respect to any of the foregoing with registered broker-dealers, registered government securities dealers or banks.

TBA PURCHASE COMMITMENTS -- The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

U.S. DOLLAR-DENOMINATED DOMESTIC AND FOREIGN FIXED INCOME SECURITIES -- The Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of such country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

U.S. DOLLAR-DENOMINATED SOVEREIGN AND SUPRANATIONAL FIXED INCOME SECURITIES. -- The Fund may invest in U.S. dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and intrusted when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include, but are not limited to, the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

U.S. GOVERNMENT SECURITIES -- The Fund may invest in obligations issued or guaranteed by the U.S. government and include (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Direct obligations of the U.S. Treasury include Treasury Bills, Notes, and Bonds. Treasury Bills have a maturity of one year or less, Treasury Notes generally have a maturity of one to ten years, and Treasury Bonds generally have maturities of more than ten years at the date of issuance. Obligations issued by agencies and instrumentalities of the U.S. government include (1) instruments that are supported by the full faith and credit of the U.S. such as certificates issued by Government National Mortgage Association ("GNMA"), (2) instruments that are supported by the right of the issuer to borrow from the U.S. Treasury such as securities of Federal Home Loan Banks, and
(3) instruments that are supported by the credit of the instrumentality such as Federal National Mortgage association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called

"pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. The Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WRAPPER AGREEMENTS -- The Fund will enter into Wrapper Agreements. Wrapper Agreements are used in order to help the Fund maintain a stable NAV. In general, Wrapper Agreements are contracts with financial institutions that obligate the issuer ("Wrapper Provider") to maintain the book value of the Fund's bond investments covered by the Wrapper Agreement ("Covered Assets"). Book value is the purchase price of the Fund's bond investments, plus interest accrued daily at a rate specified by the Wrapper Provider from time to time ("the crediting rate"), minus net shareholder redemptions and other expenses. Book value may be further reduced by the removal, at book value, of any Covered Asset in default, as defined under the terms of the Wrapper Agreement. Generally, the Wrapper Agreements will require payments to the Fund when the book value exceeds the market value of the Fund's Covered Assets, the market value of the Covered Assets has been reduced to zero, and the Fund is obligated to pay shareholder redemptions and other expenses. Conversely, the Wrapper Agreements generally will require the Fund to pay the Wrapper Provider when the market value of the covered assets exceeds their book value and the book value of the Fund's assets is zero. The Wrapper Agreements may also require payments upon certain events of default or termination.

Market value is the daily market value of all Covered Assets, plus interest accrued at market rates on the Covered Assets, minus any withdrawals from the wrapped account at book value (including Fund expense payments, transfers to the cash account, Wrapper Agreement fees, and shareholder redemptions), plus any redemption fees paid to the Fund. The Fund expects to monitor the book value and the market value of the assets covered by Wrapper Agreements daily, and will compute a ratio of the market to book value on each business day.

The following paragraphs pertain to Wrapper Agreements: Credit Default, Crediting Rate, Diversification and Liquidity, Wrapper Agreement Conditions, Wrapper Agreement Terms, Wrapper Providers, and Withdrawals from Covered Assets.

CREDIT DEFAULT. Wrapper Agreements may require the disposition of securities in credit default in order to maintain the book value coverage of the Fund's Covered Assets. A credit default may occur if the issuer of a security fails to make one or more principal or interest payments or becomes insolvent. Under the Fund's Wrapper Agreements, a credit default may be deemed to occur with respect to the covered assets only to the extent that the book value of all investments subject to a credit default event exceeds a certain percentage (e.g., 5%) of the book value of the covered assets. The Fund may be required to dispose of the defaulted securities in excess of the agreed-upon limit within a specified time period in order to retain book value coverage, or the defaulted securities in excess of the limit shall be deemed to be removed immediately from the covered assets, will no longer be eligible to be covered at book value under the Wrapper Agreements, and the Fund's NAV may decline.

CREDITING RATE. Wrapper Agreements typically provide that the book value of the Covered Assets includes interest accrued at the crediting rate, which is calculated pursuant to a standardized formula specified in the Wrapper Agreements. The crediting rate is based on the current yield-to-maturity of the Covered Assets, plus or minus amortization of the difference between the market value and book value of the Covered Assets over the duration of the Covered Assets at the time of computation. The crediting rate is directly affected by changes in market value of the covered assets. Generally, if market value increases, the crediting rate increases. If market value decreases, the crediting rate decreases. Generally, the crediting rate is the mechanism that the Wrapper Provider uses to manage the differential between market and book value over the life of the Wrapper Agreement, and to reduce or eliminate its payment obligations at the maturity of the Wrapper Agreement. The crediting rate can be adjusted periodically and is expected to be adjusted no less frequently than weekly. The Fund declares a daily dividend based on the crediting rate accrued on the Covered Assets plus interest accrued on cash assets, minus accrued Fund expenses including Wrapper Agreement fees. Under certain conditions in which market value of the Covered Assets has fallen substantially below their book value, the crediting rate may be reduced to zero percent, but cannot fall below zero percent.

DIVERSIFICATION AND LIQUIDITY. As a diversified fund, the Fund generally limits its investments in any one issuer to 25% of the Fund's total assets. The Fund intends to diversify its holdings in Wrapper Agreements (although, at the outset, it may have a single Wrapper Agreement), and anticipates that the fair value of a Wrapper Agreement at time of purchase will be zero, E.G., book value will equal market value on inception date. However, it is possible that over time one Wrapper Provider may cover up to 100% of the Fund's bond investments. Although the Fund does not anticipate that the fair value of a Wrapper Agreement would exceed 25% of the Fund's assets, in conditions in which market value is substantially below book value or in which the Fund is relying on the Wrapper Provider for payment of shareholder redemptions, the value of the Wrapper Agreement coverage by one or more Wrapper Providers may exceed 25% of the Fund's assets. For the reasons described below, the Fund does not intend to terminate Wrapper Agreement coverage at that time nor to restrict its ability to replace or add Wrapper Agreement coverage under those conditions. Wrapper Agreements are deemed illiquid investments by the Fund.

WRAPPER AGREEMENT CONDITIONS. The Fund's Wrapper Agreements impose conditions on both the Fund and the Wrapper Provider. Assuming these conditions are met and neither the Fund nor the Wrapper Provider is in default, the Fund can buy and sell Covered Assets and process shareholder redemptions by the sale of covered assets.

If an event of default, within the meaning of the Wrapper Agreement, occurs and is not cured (corrected), the non-defaulting party may terminate the Wrapper Agreement. Depending on the terms of the particular Wrapper Agreement, the following may cause the Fund to be in default: a breach of a material obligation under the Wrapper Agreement; a material misrepresentation; a change in the Advisor's or INVESCO Institutional's discretion to manage the Fund, unless a successor is appointed and agreed to by the Wrapper Provider; a material amendment to the Fund's Prospectuses without notice to the Wrapper Provider; and an uncured prospectus violation. The Wrapper Provider may be in default if it breaches a material obligation under the Wrapper Agreement; makes a material misrepresentation; becomes insolvent within the meaning of the Wrapper Agreement (an insolvency may occur if the issuer is dissolved, cannot pay its debts, makes an assignment for the benefit of creditors, institutes bankruptcy or insolvency proceedings, enters receivership, has a secured party take action against its assets, or consents to any of the foregoing); or its rating falls below specified levels.

In addition to the events of default listed above, if the Fund underperforms, as indicated by a formula set forth in the Wrapper Agreement, or the Fund is terminated, the Wrapper Provider may require the Fund to make a fixed-term election and require the Covered Assets to be conservatively managed until final termination of the Wrapper Agreement.

WRAPPER AGREEMENT TERMS. The terms of the Wrapper Agreements generally provide for settlement of payments only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets. Generally, payments will be made pro-rata, based on the percentage of assets covered by each Wrapper Provider. Wrapper Agreement termination occurs whenever the book value or market value of the Covered Assets reaches zero or upon certain events of default. If the Wrapper Agreement terminates due to Wrapper Provider default, the Wrapper Provider will be required to pay to the Fund the excess, if any, of book value over market value of the Covered Assets on the date of termination. If the Wrapper Agreement terminates when the market value equals zero, the Wrapper Provider will pay the excess of book value over market value to the Fund to the extent necessary for the fund to satisfy redemption requests. If the Wrapper Agreement terminates when the book value of the Covered Assets equals zero, no more shareholders would remain in the Fund and the Fund would be required to pay the Wrapper Agreement issuer the excess, if any, of market value over book value. Wrapper Agreement termination also may occur upon default, at the option of the non-defaulting party, or, in some cases, by either party upon election and notice.

The Wrapper Agreements in which the Fund invests generally establish a hierarchy of Fund sources from which withdrawals and redemptions will be processed. Some Wrapper Agreements may require that the Fund maintain a specified percentage of its total assets in cash and cash equivalents, to be used for the payment of redemptions and fund expenses. Generally, cash and cash equivalents must be depleted before redemptions are processed from Covered Assets; however, the Fund may elect to redeem from Covered Assets if a redemption from cash or cash equivalents would reduce the cash or cash equivalents to less than a certain percentage (E.G., 2%) of the Fund's net assets.

The Fund expects its Wrapper Agreements will require that the Covered Assets have a specified duration (typically a maximum of 5 years), consist of specified types of securities, be allocated among a number of issuers, and/or be of a specified investment quality (at least investment grade).

WRAPPER PROVIDERS. Each Wrapper Agreement will be a binding, contractual commitment from a creditworthy third-party issuer. Wrapper Providers may be insurance companies, banks, or other financial institutions. The Fund expects to pay Wrapper Providers fees based on a percentage of the book value of Covered Assets. The Fund will enter into Wrapper Agreements with Wrapper Providers whose creditworthiness has been reviewed and is consistent with policies and procedures adopted by the board of trustees. The Fund may enter into negotiations with multiple Wrapper Providers, with each Wrapper Agreement covering assets up to a specified percentage that, in the aggregate, equals the book value of the Covered Assets on each business day. If a Wrapper Provider becomes obligated to pay the Fund the difference between book and market value of the Covered Assets, each Wrapper Provider will pay its allocable share pursuant to a pro-rata formula provided in the Wrapper Agreements. The Fund may substitute or add Wrapper Providers under Wrapper Agreements with similar terms whenever necessary.

Withdrawals from Covered Assets. Additions to and withdrawals from the Covered Assets are processed at book value and related adjustments are made to market value. In most cases, large withdrawals from the Covered Assets will be due to shareholder redemptions. Covered Assets may be sold to pay the proceeds of shareholder redemptions based on book value. The amount of Covered Assets sold is based on the actual market value of Covered Assets, which may be more or less than book value. A Wrapper Provider generally is not obligated to require actual payment of the difference between market and book value at the time of each redemption. Thus, when the market value of Covered Assets is below book value and there are significant withdrawals, the market value declines by a pro-rata percentage of the withdrawal plus an additional factor equal to the excess of book value over market value for that withdrawal. This factor reduces the market value of assets available to all remaining shareholders, and reduces the market to book ratio. The reduction in the market to book ratio also reduces the crediting rate paid to all remaining shareholders by incorporating the additional market value reduction into a lower crediting rate accruing over the remaining term of the Wrapper Agreement. These market value changes are independent of any changes due to market movements in the value of the Fund's bond investments, and are solely due to the operation of the Wrapper Agreement.

OTHER POLICIES RELEVANT TO THE FUND

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements ("REPOs"), and reverse repurchase agreements. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.


The Fund may enter into repurchase agreements and reverse repurchase agreements with financial institutions that are creditworthy under standards established by the Advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities.


As noted above, the Fund use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. See Appendix A to this SAI for a discussion of these agreements and the risks involved with such transactions.

ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

ILLIQUID SECURITIES -- Securities that do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that the Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. The Fund does not currently intend to purchase any such security if, as a result, more than 15% of Stable Value Fund's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Repurchase agreements maturing in more than seven days and Wrapper Agreements are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.


SECTION 4(2) AND RULE 144A SECURITIES -- The Fund also may invest in securities that can be resold to institutional investors pursuant to Section 4(2) or Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many such securities. Institutional investors generally cannot sell these such securities to the general public but instead will often depend on an efficient institutional market in which securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that such securities are illiquid. Institutional markets for these may provide both reliable market values for them and enable the Fund to sell such an investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given security, it may be considered "liquid," and not subject to the Fund's limitations on investment in restricted securities. The Board has given the Advisor the day-to-day authority to determine the liquidity of Section 4(2) and Rule 144A Securities, according to guidelines approved by the Board. The principal risk of investing in these Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a security held by the Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.


WHEN-ISSUED/DELAYED DELIVERY -- The Fund normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.


PORTFOLIO SECURITIES LOANS -- The Trust, on behalf of the Fund, may lend limited amounts of the Fund's portfolio securities (not to exceed 33 1/3% of the Fund's total assets). Because there could be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially, loans will be made only to firms deemed by the Advisor or INVESCO Institutional to be of good standing and will not be made unless, in the judgment of the Advisor or INVESCO Institutional, the consideration to be earned from such loans would justify the risk. The Advisor will evaluate the creditworthiness of such borrowers in accordance with procedures adopted and monitored by the board of trustees. It is expected that the Company, on behalf of the applicable Fund, will use the cash portions of loan collateral to invest in short-term income producing securities for the Fund's account and that the Company may share some of the income from these investments with the borrower. See "Portfolio Securities Loans" at Appendix A to this SAI.


INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding securities of the Fund" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. The Fund may not:

        1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, municipal securities or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry;

        2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

        3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act"), as amended, in connection with the disposition of the Fund's portfolio securities;

        4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

        5. issue senior securities, except as permitted under the 1940 Act;

        6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

        7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

        8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).


        9. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.


In addition, the Fund has the following non-fundamental policies, which may be changed without shareholder approval:

        A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

        B. The Fund may borrow money only from a bank or from an open-end management investment company managed by the Adviser or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).


        C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of the Fund's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

        D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

        E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR


On November 25, 2003, the series portfolios of AIM Treasurer's Series Funds, Inc., a Maryland corporation (the "Company"), were redomesticated into series portfolios of AIM Treasurer's Series Trust, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company.

Effective November 25, 2003, AIM Advisors, Inc. ("AIM") will serve as the investment advisor for the Fund. INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") will serve as the sub-adviser for the Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 was organized in 1976 and along with its subsidiaries, manages or advises over 190 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of AIM management Group, Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309 will be responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the funds. INVESCO Institutional is an affiliate of INVESCO.

AIM, INVESCO and INVESCO Institutional are each an indirect, wholly-owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $345.2 billion in assets under management as of September 30, 2003.


AMVESCAP PLC's North American subsidiaries include:

   AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors and institutional plan providers.

      AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) ("ANTC"), a wholly-owned subsidiary of ARI, maintains an institutional retirement trust containing 34 collective trust Fund designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

      INVESCO Institutional (N.A.), Inc., Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional (N.A.), Inc. includes the following Divisions:

            INVESCO Capital Management Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.


            INVESCO National Asset Management Division, Louisville, Kentucky, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.


            INVESCO Fixed Income/Stable Value Division, Atlanta, Georgia, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

            INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

            INVESCO Structured Products Group, Atlanta, Georgia, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

            INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITs, and publicly traded stocks of companies deriving substantial revenues from real estate industry activities.

            INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

      A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

      A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts, and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund, and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

      A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG England.


INVESTMENT ADVISORY AGREEMENT

AIM is responsible for supervising all aspects of the Fund's operations and providing investment advisory services to the Fund. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Fund. The advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Fund are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

Under the advisory agreement, AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and preparation of all requisite corporate documents, such as tax returns and reports to the SEC and shareholders.

The advisory agreement provides that the Fund will pay or cause to be paid all ordinary business expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.


AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.


As full compensation for its advisory services to the Fund, AIM is entitled to receive a monthly fee from the Fund. The fee is calculated for Stable Value Fund at the annual rate of 0.60% of the Fund's average net assets.


AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisory Agreement with INVESCO" and in the Funds' Prospectus.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

Since Stable Value Fund was not offered as of the date of this SAI, no advisory fees have been paid with respect to the Fund.

THE SUB-ADVISORY AGREEMENT

INVESCO Institutional serves as sub-advisor to Stable Value Fund pursuant to a sub-advisory agreement dated _______________, 2003 (the "INVESCO Institutional Sub-Advisory Agreement") with INVESCO.


BOARD APPROVAL OF ADVISORY AGREEMENT


At the request of AIM, the Board discussed the approval of the advisory agreement at an in-person meeting held on August 12-13, 2003. The trustees who are not affiliated with the Advisor (the "Independent Trustees") also discussed the approval of the advisory agreement with independent counsel prior to that meeting. In evaluating the advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the then-current advisory agreement with INVESCO and the advisory agreement with AIM:

     o THE QUALIFICATIONS OF AIM TO PROVIDE INVESTMENT ADVISORY SERVICES. The Board reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to the Fund, and noted that the persons providing portfolio management services to the Fund would not change if the advisory agreement with AIM is approved by shareholders.

     o THE RANGE OF ADVISORY SERVICES PROVIDED BY AIM. The Board reviewed the services to be provided by AIM under the advisory agreement, and noted that no material changes in the level or type of services provided under the then-current advisory agreement with INVESCO would occur other than the provision by AIM of certain administrative services if a Fund engages in securities lending.

     o QUALIFICATIONS OF AIM TO PROVIDE A RANGE OF MANAGEMENT AND ADMINISTRATIVE SERVICES. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the advisory agreement of the provision of administrative services to the Funds. The Board also reviewed the form of Master Administrative Services Agreement, noted that the overall services to be provided under the then-existing arrangements and under the Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the advisory agreement and the Master Administrative Services Agreement.

     o THE PERFORMANCE RECORDS OF THE FUND.. The Board reviewed the performance record of the Fund and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of the Fund and is able, therefore, to provide advisory and administrative services to the Fund.

     o ADVISORY FEES AND EXPENSES. The Board examined the expense ratio and the level of advisory fees for the Fund under the then-current advisory agreement and compared them with the advisory fees expected to be incurred under the advisory agreement. The Board concluded that projected expense ratio and advisory fees of the Fund under the advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the advisory agreement. The advisory fees that are being proposed under the advisory agreement are the same as the advisory fees paid to INVESCO under the then-current advisory agreement, other than the removal of the reimbursement obligation related to services provided to the Fund and AIM by officers and trustees which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that a Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     o THE PROFITABILITY OF AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of that Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     o THE TERMS OF THE ADVISORY AGREEMENT. The Board reviewed the terms of the advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist the Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which the Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the advisory agreement between the Trust and AIM for the Fund. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The advisory agreement will become effective on ________________, and will expire, unless renewed, on or before June 30, 2005.

INVESTMENT SUB-ADVISORY AGREEMENT

Effective _______________, INVESCO Institutional will provide investment sub-advisory services to the Funds under a Master Sub-Advisory Contract with AIM.

INVESCO Institutional is registered as an investment advisor under the Advisers Act. Under the Master Sub-Advisory Contract the Fund is supervised by investment managers who utilize INVESCO Institutional's facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

For the services to be rendered by INVESCO Institutional under the Master Sub-Advisory Contract, AIM pays INVESCO Institutional a fee which is computed daily and paid as of the last day of each month on the basis of a Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the sub-advisory fee is equal to ___% of AIM's compensation of the sub-advised assets per year, for the Funds.

BOARD APPROVAL OF SUB-ADVISORY AGREEMENT

At the request of AIM and INVESCO Institutional, the Board discussed the approval of the sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The Independent Trustees also discussed the approval of the sub-advisory agreement with independent counsel prior to that meeting. In evaluating the sub-advisory agreement, the Board requested and received information from AIM and INVESCO Institutional to assist in its deliberations.

The Board considered the following factors in determining the reasonableness and fairness of the sub-advisory agreement between AIM and INVESCO Institutional for the Fund:

     o THE RANGE OF SUB-ADVISORY SERVICES PROVIDED BY INVESCO INSTITUTIONAL. The Board reviewed the services to be provided by INVESCO Institutional under the sub-advisory agreement, and noted that, if the sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the sub-advisory agreement would be comparable to those provided by INVESCO under Trust's then-current advisory agreement with INVESCO.

     o THE FEES PAYABLE TO INVESCO INSTITUTIONAL FOR ITS SERVICES. The Board noted that if the sub-advisory agreement is approved, INVESCO Institutional would receive compensation based on that portion of the assets of the Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on the Fund, since the fees are payable by AIM.

     o THE PERFORMANCE RECORD OF YOUR FUND. The Board reviewed the performance record of the Fund and noted that the same portfolio management team would be providing investment advisory services to the Fund under the sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to the Fund, after considering performance information that it received during the past year from INVESCO.

     o THE PROFITABILITY OF INVESCO INSTITUTIONAL. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the sub-advisory fees are less than the advisory fees received by INVESCO under the then-current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to the Fund.

     o THE TERMS OF THE SUB-ADVISORY AGREEMENT. The Board reviewed the terms of the sub-advisory agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the sub-advisory agreement between AIM and INVESCO Institutional for the Fund. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The new sub-advisory agreement will become effective on ______________, and will expire, unless renewed, on or before June 30, 2005.

ADMINISTRATIVE SERVICES AGREEMENT

AIM, either directly or through affiliated companies, provides certain administrative, sub-accounting, and record keeping services to the Fund pursuant to an Administrative Services Agreement dated _____________ with the Trust.

The Administrative Services Agreement requires AIM to provide the following services to the Fund:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of AIM, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.


As full compensation for services provided under the Administrative Services Agreement, Stable Value Fund pays a monthly fee to AIM consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of the Fund. Since Stable Value Fund has not been offered as of the date of this SAI, no Administrative Services fees have been paid with respect to the Fund.


Under the Administrative Services Agreement, AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the new advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, TX 77046, is the Trusts' transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated _______________ with the Company.

With respect to Stable Value Fund, the Transfer Agency Agreement provides that the Fund shall pay AIS an annual fee of $28.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in the Fund at any time during each month. Since Stable Value Fund has not been offered as of the date of this SAI, no transfer agency fees have been paid with respect to the Fund.

FEES PAID TO ADVISOR

Since Stable Value Fund was not offered as of the date of this SAI, no fees have been paid with respect to the Fund as of the date of this SAI. During the current fiscal year, the fees for Stable Value Fund are allocated daily to each class based on the relative proportion of net assets represented by such class. To limit expenses, AIM has contractually obligated itself to waive fees and bear expenses through May 31, 2004 that would cause the ratio of expenses to average net assets to exceed 1.95% for Stable Value Fund - Class R and 1.50% for Stable Value Fund - Institutional Class. AIM is entitled to reimbursement by a class of any fees waived pursuant to this arrangement if such reimbursement does not cause the class to exceed the current expense limitations and the reimbursement is made within three years after AIM incurred the expense.


TRUSTEES AND OFFICERS OF THE TRUST

The overall direction and supervision of the Trust come from the board of trustees. The trustees are responsible for making sure that the Fund's general investment policies and programs are carried out and that the Fund is properly administered.

The officers of the Trust, all of whom are officers and employees of AIM or INVESCO, are responsible for the day-to-day administration of the Trust and the Fund. The officers of the Trust receive no direct compensation from the Trust or the Fund for their services as officers. The Advisor has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of the Advisor.

The tables below provide information about each of the Trust's trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "Interested Trustees"). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliation with the Advisor and its affiliated companies.

Independent Trustees
Name, Address, and Year of Birth   Position(s) Held     Principal Occupation(s)    Number of Funds in   Other Directorships Held by
                                   With Trust, Term     During Past Five Years(2)  the Fund Complex     Trustee
                                   of Office(1) and                                Overseen by Trustee
                                   Length of Time
                                   Served(2)

Bob R. Baker - 1936                Trustee              Consultant (2000-present). 95                   Director/Trustee of 15 of
37 Castle Pines Dr. N.                                  Formerly, President and                         the 17 AIM Funds and the 10
Castle Rock, Colorado 80104                             Chief Executive Officer                         INVESCO Funds
                                                        (1988-2000) of AMC Cancer
                                                        Research Center, Denver,
                                                        Colorado; formerly,
                                                        Chairman of the Board and
                                                        Chief Executive Officer of
                                                        First Columbia Financial
                                                        Corporation.

James T. Bunch - 1942              Trustee              Co-President and Founder   95                   Director/Trustee of 15 of
3600 Republic Plaza                (2000-present)       of Green, Manning & Bunch                       the 17 AIM Funds and the 10
370 Seventeenth Street                                  Ltd., Denver, Colorado                          INVESCO Funds
Denver, Colorado 80202                                  (1988-present) (investment
                                                        banking firm); Director,
                                                        Policy Studies, Inc. and
                                                        Van Gilder Insurance
                                                        Corporation;  formerly,
                                                        Chairman and Managing
                                                        Partner, law firm of
                                                        Davis, Graham & Stubbs,
                                                        Denver, Colorado.

                                       39

Name, Address, and Year of Birth   Position(s) Held     Principal Occupation(s)    Number of Funds in   Other Directorships Held by
                                   With Trust, Term     During Past Five Years(2)  the Fund Complex     Trustee
                                   of Office(1) and                                Overseen by Trustee
                                   Length of Time
                                   Served(2)


Gerald J. Lewis - 1933             Trustee              Chairman of Lawsuit        95                   General Chemical Group,
701 "B" Street                     (2000-present)       Resolution Services, San                        Inc., Hampdon, New Hampshire
Suite 2100                                              Diego, California                               (1996-present).
San Diego, California                                   (1987-present). Formerly,                       Wheelabrator Technologies,
                                                        Associate Justice of the                        Inc. (waste management
                                                        California Court of                             company), Fisher Scientific,
                                                        Appeals.                                        Inc., Henley Manufacturing,
                                                                                                        Inc. (laboratory supplies),
                                                                                                        and California Coastal
                                                                                                        Properties, Inc.;
                                                                                                        Director/Trustee of 15 of
                                                                                                        the 17 AIM Funds and the 10
                                                                                                        INVESCO Funds

Larry Soll, Ph.D. - 1942           Trustee              Retired.                   95                   Director of Synergen since
2358 Sunshine Canyon Drive                                                                              incorporation in 1982;
Boulder, Colorado  80302                                                                                Director of Isis
                                                                                                        Pharmaceuticals, Inc.;
                                                                                                        Director/Trustee of 15 of
                                                                                                        the 17 AIM Funds and the 10
                                                                                                        INVESCO Funds

Frank S. Bayley - 1939             Trustee(3)           Of Counsel, law firm of    103                  Badgley Fund, Inc.
11 Greenway Plaza                                       Baker & McKenzie                                (registered investment
Suite 100                                                                                               company); Director/Trustee
Houston, Texas  77046                                                                                   of the 17 AIM Funds and the
                                                                                                        10 INVESCO Funds

Bruce L. Crockett - 1944           Trustee(3)           Chairman, Crockett         103                  ACE Limited (insurance
11 Greenway Plaza                                       Technology Associates                           company); and Captaris, Inc.
Suite 100                                               (technology consulting                          (unified messaging
Houston, Texas 77046                                    company)                                        provider); Director/Trustee
                                                                                                        of the 17 AIM Funds and the
                                                                                                        10 INVESCO Funds

                                                                 40

Name, Address, and Year of Birth   Position(s) Held     Principal Occupation(s)    Number of Funds in   Other Directorships Held by
                                   With Trust, Term     During Past Five Years(2)  the Fund Complex     Trustee
                                   of Office(1) and                                Overseen by Trustee
                                   Length of Time
                                   Served(2)


Albert R. Dowden - 1941            Trustee(3)           Director of a number of    103                  Cortland Trust, Inc.
11 Greenway Plaza                                       public and private                              (Chairman) (registered
Suite 100                                               business corporations,                          investment company); Annuity
Houston, Texas 77046                                    including the Boss Group,                       and Life Re (Holdings) Ltd.
                                                        Ltd. (private investment                        (insurance company);
                                                        and management) and                             Director/Trustee of the 17
                                                        Magellan Insurance                              AIM Funds and the 10 INVESCO
                                                        Company; formerly,                              Funds.
                                                        President Chief Executive
                                                        Officer and Director,
                                                        Volvo Group North America,
                                                        Inc.; Senior Vice
                                                        President, AB Volvo; and
                                                        director of various
                                                        affiliated Volvo companies

Edward K. Dunn, Jr. - 1935         Trustee(3)           Formerly, Chairman,        103                  Director/Trustee of the 17
11 Greenway Plaza                                       Mercantile Mortgage Corp.;                      AIM Funds and the 10 INVESCO
Suite 100                                               President and Chief                             Funds
Houston, Texas 77046                                    Operating Officer,
                                                        Mercantile-Safe Deposit &
                                                        Trust Co.; and President,
                                                        Mercantile Bankshares Corp.

Jack M. Fields - 1952              Trustee(3)           Chief Executive Officer,   103                  Administaff;
11 Greenway Plaza                                       Twenty First Century                            Director/Trustee of the 17
Suite 100                                               Group, Inc. (government                         AIM Funds and the 10 INVESCO
Houston, Texas 77046                                    affairs company) and                            Funds
                                                        Texana Timber LP

Carl Frischling - 1937             Trustee(3)           Partner, law firm of       103                  Cortland Trust, Inc.
11 Greenway Plaza                                       Kramer Levin Nftalis and                        (registered investment
Suite 100                                               Frankel LLP                                     company); Director/Trustee
Houston, Texas 77046                                                                                    of the 17 AIM Funds and the
                                                                                                        10 INVESCO Funds

                                                                 41

Name, Address, and Year of Birth   Position(s) Held     Principal Occupation(s)    Number of Funds in    Other Directorships Held by
                                   With Trust, Term     During Past Five Years(2)  the Fund Complex      Trustee
                                   of Office(1) and                                Overseen by Trustee
                                   Length of Time
                                   Served(2)

Prema Mathai-Davis - 1950          Trustee(3)           Formerly, Chief Executive  103                  Director/Trustee of the 17
11 Greenway Plaza                                       Officer, YWCA of the USA                        AIM Funds and the 10 INVESCO
Suite 100                                                                                               Funds
Houston, Texas 77046

Lewis F. Pennock - 1942            Trustee(3)           Partner, law firm of       103                  Director/Trustee of the 17
11 Greenway Plaza                                       Pennock & Cooper                                AIM Funds and the 10 INVESCO
Suite 100                                                                                               Funds
Houston, Texas  77046

Ruth H. Quigley - 1935             Trustee(3)           Retired                    103                  Director/Trustee of the 17
11 Greenway Plaza                                                                                       AIM Funds and the 10 INVESCO
Suite 100                                                                                               Funds
Houston, Texas 77045

Louis S. Sklar - 1939              Trustee(3)           Executive Vice President,  103                  Director/Trustee of the 17
11 Greenway Plaza                                       Hines (real estate                              AIM Funds and the 10 INVESCO
Suite 100                                               development company)                            Funds
Houston, Texas 77045


Interested Trustees and Officers.

Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the Advisor to the
Trust. Mr. Williamson is considered an interested person of the Trust because he is an officer and director of the Advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

                                                                 42

Name, Address, and Year       Position(s) Held With     Principal Occupation(s)         Number of Funds       Other Directorships
of Birth                      Trust, Term of Office     During Past Five Years(2)       in Fund Complex       Held by Trustee
                              (1) and Length of Time                                    Overseen by
                              Served(2)                                                  Trustee



Robert H. Graham - 1946       Trustee, Chairman and     Director and Chairman,           103                  Director/trustee of
11 Greenway Plaza             President                 A I M Management Group Inc.                           the 17 AIM Funds
Suite 100                                               (financial services holding                           and the 10 INVESCO
Houston, Texas 77046                                    company); Director and Vice                           Funds
                                                        Chairman, AMVESCAP PLC and
                                                        Chairman of AMVESCAP PLC -
                                                        AIM Division (parent of AIM
                                                        and a global investment
                                                        management firm); formerly,
                                                        President and Chief
                                                        Executive Officer, A I M
                                                        Management Group Inc.;
                                                        Director, Chairman, and
                                                        President, A I M Advisors,
                                                        Inc. (registered investment
                                                        advisor); Director and
                                                        Chairman, A I M Capital
                                                        Management, Inc.
                                                        (registered investment
                                                        advisor), A I M
                                                        Distributors, Inc.
                                                        (registered broker dealer);
                                                        AIM Investment Services,
                                                        Inc. (registered transfer
                                                        agent), and Fund Management
                                                        Company (registered broker
                                                        dealer); and Chief
                                                        Executive Officer of
                                                        AMVESCAP PLC - Managed
                                                        Products

                                                                 43

Name, Address, and Year       Position(s) Held With     Principal Occupation(s)         Number of Funds       Other Directorships
of Birth                      Trust, Term of Office     During Past Five Years(2)       in Fund Complex       Held by Trustee
                              (1) and Length of Time                                    Overseen by
                              Served(2)                                                  Trustee



Mark H. Williamson - 1951     Trustee and Executive     Director, President and Chief    116                  Director/trustee of
4350 South Monaco Street      Vice President (since     Executive Officer, A I M                              the 17 AIM Funds
Denver, Colorado 80237        2003).                    Management Group, Inc.                                and the 10 INVESCO
                                                        (financial services holding                           Funds
                                                        company); Director,
                                                        Chairman and President, A I
                                                        M Advisors, Inc.
                                                        (registered investment
                                                        advisor); Director, A I M
                                                        Capital Management, Inc.
                                                        (registered investment
                                                        adviser) and A I M
                                                        Distributors, Inc.
                                                        (registered broker dealer);
                                                        Director and Chairman, AIM
                                                        Investment Services, Inc.
                                                        (registered transfer
                                                        agent); and Fund Management
                                                        Company (registered broker
                                                        dealer); and Chief
                                                        Executive Officer AMVESCAP
                                                        PLC - AIM Division (parent
                                                        of AIM and a global
                                                        investment management
                                                        firm); formerly, Director,
                                                        Chairman, President and
                                                        Chief Executive Officer,
                                                        INVESCO Funds Group, Inc.
                                                        and INVESCO Distributors,
                                                        Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC
                                                        Managed Products; Chairman
                                                        and Chief Executive Officer
                                                        of NationsBanc Advisors,
                                                        Inc.; and Chairman of
                                                        NationsBanc Investments,
                                                        Inc.

                                                                 44

Name, Address, and Year       Position(s) Held With     Principal Occupation(s)         Number of Funds       Other Directorships
of Birth                      Trust, Term of Office     During Past Five Years(2)       in Fund Complex       Held by Trustee
                              (1) and Length of Time                                    Overseen by
                              Served(2)                                                  Trustee



Raymond R. Cunningham - 1951  Executive Vice            President (2001-present),        N/A                  N/A
4350 South Monaco Street      President (since          Chief Executive Officer
Denver, Colorado              November 5, 2003)         (2003-present) INVESCO Funds
                                                        Group, Inc.; Chairman of the
                                                        Board (2003-present),
                                                        President (2003-present) and
                                                        Chief Executive Officer
                                                        (2003-present) of INVESCO
                                                        Distributors, Inc.; Senior
                                                        Vice President and Chief
                                                        Operating Officer, A I M
                                                        Management Group, Inc.;
                                                        Senior Vice President,
                                                        A I M Advisors, Inc. and A I
                                                        M Distributors, Inc.
                                                        Formerly, President (2003),
                                                        Chief Executive Officer
                                                        (2003) and Director
                                                        (2001-2003) and Vice
                                                        President (2001-2002) of 9
                                                        INVESCO funds; formerly,
                                                        Chief Operating Officer
                                                        (2001-2003) and Senior Vice
                                                        President (1999-2002) of
                                                        INVESCO Funds Group, Inc. and
                                                        INVESCO Distributors, Inc.;
                                                        and formerly, Senior Vice
                                                        President of GT Global -
                                                        North America (1992-1998)

Kevin M. Carome - 1956        Senior Vice President     Director, Senior Vice            N/A                  N/A
11 Greenway Plaza             and Secretary (since      President, Secretary and
Suite 100                     November 5, 2003)         General Counsel, A I M
Houston, Texas 77046                                    Management Group Inc.
                                                        (financial services holding
                                                        company) and A I M Advisors,
                                                        Inc.; and Vice President,
                                                        A I M Capital Management,
                                                        Inc., A I M Distributors,
                                                        Inc. and AIM Investment
                                                        Services, Inc.; Director,
                                                        Vice President and General
                                                        Counsel, Fund Management
                                                        Company;

                                                                 45

Name, Address, and Year       Position(s) Held With     Principal Occupation(s)         Number of Funds       Other Directorships
of Birth                      Trust, Term of Office     During Past Five Years(2)       in Fund Complex       Held by Trustee
                              (1) and Length of Time                                    Overseen by
                              Served(2)                                                  Trustee



                                                        formerly, Senior Vice
                                                        President and General
                                                        counsel, Liberty Financial
                                                        Companies, Inc.; and Senior
                                                        Vice President and General
                                                        Counsel, Liberty Funds Group
                                                        LLC

Ronald L. Grooms - 1946       Vice President and        Senior Vice President and        N/A                  N/A
4350 South Monaco Street      Assistant Treasurer       Treasurer of INVESCO Funds
Denver, Colorado              (since November 5,        Group, Inc.; and Senior Vice
                              2003)                     President and Treasurer of
                                                        INVESCO Distributors, Inc.
                                                        Formerly, Treasurer and
                                                        Principal Financial and
                                                        Accounting Officer of
                                                        INVESCO Global Health
                                                        Sciences Fund.

Gary T. Crum - 1947           Senior Vice President     Director, Chairman and           N/A                  N/A
11 Greenway Plaza             (since November 5,        Director of Investments,
Suite 100                     2003)                     A I M Capital Management,
Houston, Texas 77046                                    Inc.; Director and Executive
                                                        Vice President, A I M
                                                        Management Group Inc.;
                                                        Director and Senior Vice
                                                        President, A I M Advisors,
                                                        Inc.; and Director, A I M
                                                        Distributors, Inc. and
                                                        AMVESCAP PLC; formerly, Chief
                                                        Executive Officer and
                                                        President,
                                                        A I M Capital Management, Inc.

Dana R. Sutton - 1959         Vice President and        Vice President and Fund          N/A                  N/A
11 Greenway Plaza             Treasurer (since          Treasurer, A I M Advisors,
Suite 100                     November 5, 2003)         Inc.
Houston, Texas 77046

                                                                 46

Name, Address, and Year       Position(s) Held With     Principal Occupation(s)         Number of Funds       Other Directorships
of Birth                      Trust, Term of Office     During Past Five Years(2)       in Fund Complex       Held by Trustee
                              (1) and Length of Time                                    Overseen by
                              Served(2)                                                  Trustee



Stuart W. Coco - 1955         Vice President (since     Managing Director and Chief      N/A                  N/A
11 Greenway Plaza             November 5, 2003)         Research Officer - Fixed
Suite 100                                               Income, A I M Capital
Houston, Texas 77046                                    Management, Inc.; and Vice
                                                        President, A I M Advisors,
                                                        Inc.

Melville B. Cox - 1943        Vice President (since     Vice President and Chief         N/A                  N/A
11 Greenway Plaza             November 5, 2003)         Compliance Officer, A I M
Suite 100                                               Advisors, Inc. and A I M
Houston, Texas 77046                                    Capital Management, Inc.; and
                                                        Vice President, AIM
                                                        Investment Services, Inc.

Edgar M. Larsen - 1940        Vice President (since     Vice President, A I M            N/A                  N/A
11 Greenway Plaza             November 5, 2003)         Advisors, Inc.; and
Suite 100                                               President, Chief Executive
Houston, Texas 77046                                    Officer and Chief Investment
                                                        Officer, A I M Capital
                                                        Management, Inc.

Karen Dunn Kelley - 1960      Vice President (since     Managing Director and Chief      N/A                  N/A
11 Greenway Plaza             November 5, 2003)         Cash Management Officer, A I
Suite 100                                               M Capital Management, Inc.;
Houston, Texas 77046                                    Director and President, Fund
                                                        Management Company; and Vice
                                                        President, A I M Advisors,
                                                        Inc.


(1) Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the Board after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the Board in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust's bylaws.

(2) Except as otherwise indicated, each individual has held the position(s) shown with the Trust or Company, as applicable, for at least the last five years.

(3) Elected as a director of the Company on October 21, 2003.




BOARD OF TRUSTEES STANDING COMMITTEES

The standing committees of the Board are the Audit Committee, the Investments Committee, the Governance Committee and the Valuation Committee.

The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

The members of the Governance Committee are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons who are not interested persons of the Fund for selection as members of each committee of the Board, including without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.


The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in the Fund and in the investment companies in the INVESCO Fund that are overseen by the trustee, as a whole, as of December 31, 2002.


--------------------------------------------------------------------------------------------------------------------------
Trustee                    Dollar Range of Equity Securities Owned in The Fund(1)                 Aggregate Dollar Range
                                                                                                  of Equity Securities
                                                                                                  in All Registered
                                                                                                  Investment Companies
                                                                                                  Overseen by the
                                                                                                  trustee in the AIM
                                                                                                  Funds and the INVESCO
                                                                                                  Funds(1)

--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
Bob R. Baker               INVESCO Treasurer's Money Market                                            Over $100,000
                                 Reserve Fund                               $1-$10,000
                         INVESCO Treasurer's Tax-Exempt
                                  Reserve Fund                              $1-$10,000
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
James T. Bunch             INVESCO Treasurer's Money Market                                          $50,001-$100,000
                                Reserve Fund                                $1-$10,000
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                $1-$10,000
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis            INVESCO Treasurer's Money Market                                          $50,001-$100,000
                                Reserve Fund                                $1-$10,000
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                $1-$10,000
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------


                                                                 49

--------------------------------------------------------------------------------------------------------------------------
Trustee                    Dollar Range of Equity Securities Owned in The Fund(1)                 Aggregate Dollar Range
                                                                                                  of Equity Securities
                                                                                                  in All Registered
                                                                                                  Investment Companies
                                                                                                  Overseen by the
                                                                                                  trustee in the AIM
                                                                                                  Funds and the INVESCO
                                                                                                  Funds(1)

--------------------------------------------------------------------------------------------------------------------------
Larry Soll                 INVESCO Treasurer's Money Market                                            Over 100,000
                                Reserve Fund                                $1-$10,000
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                $1-$10,000
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Frank S. Bayley            INVESCO Treasurer's Money Market                                           $10,001-$50,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett          INVESCO Treasurer's Money Market                                              $1-$10,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Albert R. Dowden           INVESCO Treasurer's Money Market                                          $50,001-$100,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Edward K. Dunn             INVESCO Treasurer's Money Market                                            Over $100,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Jack M. Fields             INVESCO Treasurer's Money Market                                            Over $100,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Carl Frischling            INVESCO Treasurer's Money Market                                            Over $100,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------

                                                                 50

--------------------------------------------------------------------------------------------------------------------------
Trustee                    Dollar Range of Equity Securities Owned in The Fund(1)                 Aggregate Dollar Range
                                                                                                  of Equity Securities
                                                                                                  in All Registered
                                                                                                  Investment Companies
                                                                                                  Overseen by the
                                                                                                  trustee in the AIM
                                                                                                  Funds and the INVESCO
                                                                                                  Funds(1)
--------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis         INVESCO Treasurer's Money Market                                            Over $100,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock           INVESCO Treasurer's Money Market                                          $50,001-$100,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley            INVESCO Treasurer's Money Market                                             $1-$10,001
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar             INVESCO Treasurer's Money Market                                            Over $100,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Robert H. Graham           INVESCO Treasurer's Money Market                                            Over $100,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None
                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------
Mark H. Williamson         INVESCO Treasurer's Money Market                                            Over $100,000
                                Reserve Fund                                None
                         INVESCO Treasurer's Tax-Exempt
                                Reserve Fund                                None

                           INVESCO Stable Value Fund                        None
--------------------------------------------------------------------------------------------------------------------------


(1) All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Company to its independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the then-current independent director's retirement plan; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal period ended August 31, 2002.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds to these directors for services rendered in their capacities as directors and the current trustees of the Trust during the year ended December 31, 2002.

--------------------------------------------------------------------------------
Name of Person    Aggregate         Benefits        Estimated      Total
and Position      Compensation      Accrued As      Annual         Compensation
                  From Company(1)   Part of         Benefits       From INVESCO
                                    Company         Upon           Funds Paid To
                                    Expenses(2)     Retirement(3)  Trustees (4)
--------------------------------------------------------------------------------

Bob R. Baker             1,719               0          1,391         138,000

------------------------------------------------------------------------------

Fred A. Deering (7)         65               0          1,513         140,500

------------------------------------------------------------------------------

Victor L. Andrew (6)     1,541               0          1,391         127,500

------------------------------------------------------------------------------

Sueann Ambron (5), (6)   1,272               0              0               0

------------------------------------------------------------------------------

Lawrence H. Budner (6)   1,443               0          1,391         121,500

------------------------------------------------------------------------------

James T. Bunch           1,394               0              0         124,625

------------------------------------------------------------------------------

Wendy L. Gramm (7)           0               0              0          74,875

------------------------------------------------------------------------------

Gerald J. Lewis          1,561               0              0         116,500

------------------------------------------------------------------------------

John W. McIntyre (6)     1,541               0          1,391         124,000

------------------------------------------------------------------------------

Larry Soll               1,496               0              0         126,000

------------------------------------------------------------------------------

Frank S. Bayley (8)         --              --             --        $150,000

------------------------------------------------------------------------------

Bruce L. Crockett (8)       --              --             --        $149,000

------------------------------------------------------------------------------

Albert R. Dowden (8)        --              --             --        $150,000

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name of Person    Aggregate         Benefits        Estimated      Total
and Position      Compensation      Accrued As      Annual         Compensation
                  From Company(1)   Part of         Benefits       From INVESCO
                                    Company         Upon           Funds Paid To
                                    Expense(2)      Retirement(3)  Trustees (4)
--------------------------------------------------------------------------------

Edward K. Dunn, Jr. (8)     --              --             --        $149,000

------------------------------------------------------------------------------

Jack M. Fields (8)          --              --             --        $153,000

------------------------------------------------------------------------------

Carl Frischling (8)         --              --             --        $150,000

------------------------------------------------------------------------------

Prema Mathai-Davis (8)      --              --             --        $150,000

------------------------------------------------------------------------------

Lewis F. Pennock (8)        --              --             --        $154,000

------------------------------------------------------------------------------

Ruth H. Quigley (8)         --              --             --        $153,000

------------------------------------------------------------------------------

Louis S. Sklar (8)          --              --             --        $153,000

------------------------------------------------------------------------------


(1) The vice chairman of the board, the chairs of the Funds' committees who are independent directors, and the members of the Funds' committees who are independent directors each received compensation for serving in such capacities in addition to the compensation paid to all independent directors.

(2) Represents estimated benefits accrued with respect to the then current retirement plan and deferred retirement plan account agreement applicable to independent directors of the Company and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the then current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Dr. Ambron and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the then current retirement plan.

(4) On November 25, 2003, AIM became investment advisor to the Trust and the other INVESCO Funds. AIM also serves as the investment advisor to the AIM Funds. As of November 25, 2003, the INVESCO Funds and the AIM Funds are considered one fund complex. As of November 25, 2003, there will be 20 registered investment companies advised by AIM in such complex.

(5) Dr. Ambron commenced her service as a director of the Company on January 1, 2003.

(6) Resigned as a director of the Company on October 21, 2003.

(7) Dr. Gramm resigned as a director of the Company on February 7, 2002. Mr. Deering resigned as a director of the Company on March 31, 2003.

(8) Messrs. Bagley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar, Dr. Mathai-Davis and Ms. Quigley were elected as trustees of the Trust on October 21, 2003 and therefore received no compensation from the Company during the year ended December 31, 2002.

Messrs. Graham and Williamson, as Interested Trustees of the Trust and the other funds in the AIM Funds and the INVESCO Funds complex, receive compensation as officers or employees of the Advisor or its affiliated companies, and do not receive any trustee's fees or other compensation from the Trust or the other funds in the AIM Funds and the INVESCO Funds complex for their service as trustees.

PRIOR RETIREMENT PLAN AND DEFERRED RETIREMENT PLAN ACCOUNT AGREEMENT OF THE COMPANY

The Board of Directors of the Company previously adopted a retirement plan and a form for deferred retirement plan account agreements. Certain of the independent directors of the Company participated either in the Company's retirement plan or account agreement. Upon the effectiveness of the New Retirement Plan (defined below), the independent directors of the Company will cease to accrue benefits under the Company's retirement plan and account agreement. Messrs. Baker and Soll will not receive any additional benefits under the Company's retirement plan or account agreement, but will be entitled to amounts which have been previously funded under the Company's retirement plan or account agreement for their benefit. An affiliate of INVESCO will reimburse the Company for any amounts funded by the Company for Messrs. Baker and Soll under the Company's retirement plan and account agreement.

NEW RETIREMENT PLAN FOR TRUSTEES

At a Board meeting scheduled for November 6, 2003, the Board intends to adopt a new retirement plan (the "New Retirement Plan") for the trustees of the Trust who are not affiliated with the Advisor. The retirement plan will include a retirement policy as well as retirement benefits for independent trustees.

The retirement policy will permit each independent trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees will be able to extend from time to time the retirement date of a trustee.

Annual retirement benefits will be available to each independent trustee of the Trust and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

NEW DEFERRED COMPENSATION AGREEMENTS

At a Board meeting scheduled for November 6, 2003, the Board intends to adopt a new form for deferred compensation agreements ("New Compensation Agreements") pursuant to which a trustee will have the option to elect to defer receipt of up to 100% of his or her compensation payable by the Trust, and such amounts are placed into a deferral account. The deferring trustees will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement. The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring trustees' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees will have the status of unsecured creditors of the Trust and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the date of this SAI, the Fund's shares had not yet been offered, so no persons owned more than 5% of the outstanding shares of the Fund. This level of share ownership is considered to be a "principal shareholder" relationship with the Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:


As of the date of this SAI, the Fund's shares had not yet been offered, so officers and trustees of the Company, as a group, beneficially owned less than 1% of Stable Value Fund's outstanding shares.

DISTRIBUTOR

AIM Distributors, Inc. ("ADI") is the distributor of the Fund. With respect to Stable Value Fund, ADI bears all expenses, including the cost of printing and distributing the prospectus, incident to marketing of the Fund's shares, except for such distribution expenses as are paid out of Fund assets under the Trust's Plan of Distribution (the "Plan"), which has been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

With respect to Stable Value Fund, the trust has adopted a Master Distribution Plan and Agreement - Class R pursuant to Rule 12b-1 under the 1940 Act relating to Class R shares (the "Class R Plan"). Under the Class R Plan, Class R shares of the Fund pay compensation to ADI at an annual rate of 0.50% of average net assets attributable to Class R shares for the purpose of financing any activity which is primarily intended to result in the sale of Class R shares. The Class R Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class R shares of the Fund. Payments can also be directed by ADI to selected financial intermediaries that have entered into service agreements with respect to Class R shares of the Fund and that provide continuing personal services to their customers who own such Class R shares.

Of the aggregate amount payable under the Class R Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class R shares of the Fund may be characterized as a service fee.

Activities appropriate for financing under the Plan include, but are not limited to, the following: printing of the prospectus and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.


A significant expenditure under the Plan is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with ADI. Payments will be made by ADI to financial intermediaries who sell shares of the Fund and may be made to banks, savings and loan associations, and other depository institutions ("Banks"). Although the Glass-Steagall Act and the various rules and regulations promulgated thereunder limits the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with ADI at this time, although ADI can give no assurance in this regard. To the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the Banks would no longer invest customer assets in the Fund. Neither the Trust nor the Advisor or INVESCO Institutional will give any preference to Banks which enter into such arrangements when selecting investments to be made by the Fund. Financial intermediaries entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.


Since the Fund has not commenced operations as of the date of this SAI, it has made no payments to ADI under the Class R Plan.

The services which are provided by financial intermediaries may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable data files of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.


The Plan provides that it shall continue in effect with respect to the Fund as long as such continuance is approved at least annually by the vote of the Board of the Trust cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. The Plan can be terminated at any time by the Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate the Plan. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plan is in effect, the selection and nomination of persons to serve as Independent Trustees of the Company shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plan may not be amended to increase the amount of the Fund's payments under the Plan without approval of the shareholders of the Fund's Class R shares, and all material amendments to the Plan must be approved by the Board of the Trust, including a majority of the Independent Trustees. Under the agreement implementing the Plan, ADI or the Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of the Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.


To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to the Plan, the Fund's obligation to make payments to ADI shall terminate automatically, in the event of such "assignment." In this event, the Fund may continue to make payments pursuant to the Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by the Fund under the Plan. Such new arrangements must be approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with ADI. On a quarterly basis, the Trustees review information about the distribution services that have been provided to the Fund and the 12b-1 fees paid for such services. On an annual basis, the Trustees consider whether the Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by Class R shares of the Fund, should be made.

The only trustees and interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plan are the officers and trustees of the Trust who are also officers either of ADI or other companies affiliated with ADI. The benefits which the Trust believes will be reasonably likely to flow to the Fund and its shareholders under the Plan include the following:


     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (E.G., exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.


The positive effect which increased Fund assets will have on the Advisor's revenues could allow the Advisor and its affiliated companies:


     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.



OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Fund.


CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT


AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation, and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.


LEGAL COUNSEL


The firm of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599 is legal counsel for the Trust.


BROKERAGE ALLOCATION AND OTHER PRACTICES

Stable Value Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Stable Value Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Orders will be priced at Stable Value Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

The Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Trust, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with a particular Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

While the Advisor seeks reasonably competitive commission rates and spreads, Stable Value Fund does not necessarily pay the lowest commission or spread available. The Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Advisor considers the quality of executions obtained on Stable Value Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions and spreads charged Stable Value Fund are consistent with prevailing and reasonable commissions, the Advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Fund.

Since Stable Value Fund has not commenced operations as of the date of this SAI, it has paid no brokerage commissions nor does it hold debt securities of its regular brokers or dealers, or their parents.

Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Fund and any broker or dealer that executes transactions for the Fund.

REDEMPTIONS IN KIND

For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of the Fund's NAV, Stable Value Fund may make the payment or a portion of the payment with portfolio securities, or with a combination of securities and one or more Wrapper Agreements, instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received. Stable Value Fund would not, however, exercise its right to redeem in kind in connection with a "benefit responsive withdrawal."

If a redemption in kind includes a Wrapper Agreement, Stable Value Fund will assign to the redeeming shareholder a portion of one or more Wrapper Agreements covering the securities distributed in kind to the shareholder. The economic terms and conditions of a Wrapper Agreement assigned to a shareholder will be substantially the same as the terms and conditions of the corresponding Wrapper Agreement held by Stable Value Fund. An investment in Stable Value Fund represents the shareholder's agreement to accept assignment of one or more Wrapper Agreements as part of an in kind redemption, to the extent permitted under applicable law.

A Wrapper Agreement assigned to a shareholder as payment in kind is illiquid and may require the shareholder to pay fees directly to the Wrapper Provider rather than through Stable Value Fund. In addition, a Wrapper Agreement may impose restrictions on the securities subject to the Wrapper Agreement, such as with respect to the type, maturity, duration and credit quality of each security. Thus, to receive the benefits of a Wrapper Agreement paid in kind, a shareholder may not be able to freely trade the securities covered by the Wrapper Agreement. Further, a Wrapper Agreement does not provide protection against the credit risk of the Covered Assets.

Prior to an assignment of a Wrapper Agreement to a shareholder, the Wrapper Provider may require that the shareholder represent and warrant that the assignment does not violate any applicable law. Further, the Wrapper Provider may require that the shareholder obtain, at the shareholder's expense, the services of a qualified professional asset manager to manage the covered securities in accordance with the requirements of the Wrapper Agreement.

A redemption in kind that includes a Wrapper Agreement involves certain costs to Stable Value Fund in obtaining the Wrapper Agreement and assigning the Wrapper Agreement to the shareholder. Accordingly, Stable Value Fund will weigh these costs against the anticipated benefits of making a distribution of a Wrapper Agreement in determining whether to make the distribution.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Fund.


All shares of the Fund are of one class with equal rights as to voting, dividends, and liquidation. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The Board has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.


Shares have no preemptive rights and are freely transferable on the books of the Fund.


All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Declaration of Trust, the Board will call special meetings of shareholders.


Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act.


Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.


TAX CONSEQUENCES OF OWNING SHARES OF THE FUND


The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution, and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Stable Value Fund intends to qualify, as a regulated investment company. It is the intent of the Fund to distribute all investment company taxable income. As a result of this policy and the Fund's qualifications as regulated investment companies, it is anticipated that none of the Fund will pay federal income or excise taxes and that the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that the Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If the Fund does not distribute all of its net investment income, it will be subject to income and excise taxes on the amount that is not distributed. If the Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income at the corporate tax rates.




The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on May 31 of that year, plus certain other amounts.

STABLE VALUE FUND

All dividends and other distributions are taxable income to the shareholder, regardless of whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of the Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. If shares of the Fund are purchased shortly before a capital gain distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in the Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investments is unchanged by the distribution. As the objective of the Fund is to maintain a stable NAV, a reverse stock split will generally be declared simultaneously to any capital gain distribution. In a reverse split, the number of shares outstanding is reduced, but each share will be worth more so that the shares will have the same total market value after the reverse split as they had before it. The number of shares you own will be reduced, and the NAV will be restored to the NAV immediately prior to the capital gain distribution. Although the capital gain distribution is taxable regardless of whether you reinvest the distribution in additional shares, a reverse stock split is not a taxable event.

If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

For tax-deferred investors, dividend and capital gain distributions from the Stable Value Fund generally are not currently subject to federal income tax. To the extent that distributions from such tax-exempt accounts are taxable, they are taxable as ordinary income. Because the tax-exempt investors eligible to purchase Fund shares are governed by complex tax rules, please consult your tax adviser, IRA service agent or plan administrator about your tax situation and the impact of distributions from your Fund account.

The Advisor may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the Advisor will be computed using the single-category average cost method, although neither the Advisor nor the Fund recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for the Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average method requires IRS approval.


You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for income tax purposes does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder in effect on November 11, 2003.


PERFORMANCE

From time to time the Fund's advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Fund's total returns for one-, five-, and ten-year periods (or since inception).

Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited.

We may also advertise the Fund's "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

In addition, we may advertise Stable Value Fund's "30-day SEC yield." "30-day SEC yield" is based on historical earnings and is not intended to indicate future performance. The "30-day SEC yield" of the Stable Value Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30-day period over a 52-week period and is shown as a percentage of the investment.

Information about the Fund's recent and historical performance is contained in the Trust's Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Fund's Prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare the Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance. Since the Fund has not yet commenced operations, average annual total return performance figures are not available.

Average annual total return performance is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV


where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment


The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

Upon commencement of operations, to obtain the Fund's current 7-day yield information, please call INVESCO at 1-800-525-8085.

Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                            [(a-b    )6   ]
                   Yield = 2[(--- + 1) - 1]
                            [ cd     )    ]

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                  c = the average daily number of shares outstanding during
                      the period that were entitled to receive dividends
                  d = the maximum offering price per share on the last day of the period

In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for the Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials, or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

                                          Lipper Mutual Fund Category

Stable Value Fund                         Short Term Investment Grade Debt Fund



Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S

BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUND MAGAZINE
NEWSWEEK
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WALL STREET JOURNAL
WASHINGTON POST
WIESENBERGER INVESTMENT COMPANIES SERVICES

PROXY VOTING


The Board has expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Fund's portfolio. Under this authority, the Advisor is required by the Board to act solely in the interests of shareholders of the Fund. Other clients of the Advisor who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.


On behalf of the Fund and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Fund's proxy voting policy and procedures, as administered by the Advisor, is available on the website of the Securities and Exchange Commission, at WWW.SEC.GOV, and on AIM's website, www.aiminvestments.com


PROXY VOTING ADMINISTRATION -- The Advisor's proxy review and voting process, which has been in place for many years, meets the Advisor's obligations to all of its clients, including the Fund.

To discharge its responsibilities to the Fund, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.


The Advisor, in turn, has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Fund on routine matters in accordance with guidelines established by the Advisor and the Fund. These guidelines are reviewed periodically by the Proxy Committee and the Board; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.

Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Board to decide how the proxies shall be voted on these issues. The Advisor's Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.


GUIDELINES AND POLICIES - OVERVIEW -- As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the Board and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:

     o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

     o    Announce its voting intentions and the reasons therefor.


     o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

     o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although the Advisor reserves the right to vote proxy issues on behalf of the Fund on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

ROUTINE MATTERS -- The Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

BOARDS OF DIRECTORS -- The Advisor generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders.

The Advisor generally opposes attempts to classify boards of trustees to eliminate cumulative voting.

COMPENSATION -- The Advisor believes that it is important that a company's equity-based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES -- The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

SOCIAL ISSUES -- The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. The Advisor will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.


Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Funds' Board on a quarterly basis, together with the reasons for such votes.


CODE OF ETHICS

The Advisor and ADI permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and ADI's personnel to conduct their personal investment activities in a manner that the Advisor believes is not detrimental to the Fund or the Advisor's or ADI's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund had not yet commenced operations and therefore, does not yet have financial statements.

APPENDIX A

Some of the terms used in the Statement of Additional Information are described below.

BANK OBLIGATIONS include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay Fund deposited with it for a definite period of time (usually from fourteen days to one year) at a stated interest rate.

BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CORPORATE DEBT OBLIGATIONS are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

MONEY MARKET refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, highgrade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

PORTFOLIO SECURITIES LOANS: The Company, on behalf of each of the Fund, may lend limited amounts of its portfolio securities (not to exceed 33 1/3% of a particular Fund's total assets). Management of the Company understands that it is the current view of the staff of the SEC that the Fund are permitted to engage in loan transactions only if the following conditions are met: (1) the applicable Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) rises above the level of the collateral; (3) the Company must be able to terminate the loan after notice; (4) the applicable Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value;
(5) the applicable Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Company must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Company to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

REPURCHASE AGREEMENTS: A repurchase agreement is a transaction in which the Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of management this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Company's assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Company will be able to maintain its rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the particular Fund would suffer a loss.

REVERSE REPURCHASE AGREEMENTS are transactions where the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or brokerdealer, in return for cash, and agrees to buy the security back at a future date and price. The use of reverse repurchase agreements will create leverage, which is speculative. Reverse repurchase agreements are borrowings subject to the Fund's investment restrictions applicable to that activity. The Company will enter into reverse repurchase agreements solely for the purpose of obtaining Fund necessary for meeting redemption requests. The proceeds received from a reverse repurchase agreement will not be used to purchase securities for investment purposes.

TIME DEPOSITS are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation.

U.S. GOVERNMENT SECURITIES are debt securities (including bills, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, Fannie Mae, Ginnie Mae (also known as Government National Mortgage Association), the Federal Farm Credit Bank, and the Federal Home Loan Banks. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations may be backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Ratings of Municipal and Corporate Debt Obligations

      The four highest ratings of Moody's and S&P for municipal and corporate debt obligations are Aaa, Aa, A, and Baa and AAA, AA, A, and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      B -- Bond rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

      C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the difference between short-term credit and long-term credit. A short-term rating may also be assigned on an issue having a demand feature. Such ratings are designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon demand rather than fixed maturity dates and payment relying on external liquidity.

      MIG 1/VMIG 1 Notes and loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of Fund for their servicing or from established and broadbased access to the market for refinancing, or both.

      MIG 2/VMIG 2 Notes and loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P RATING SERVICES. The characteristics of these debt obligations rated by S&P are generally as follows:

      AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

      CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

      CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

      C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch's Long-Term Debt Ratings:

      AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. treasury debt.

      AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB+, BB, BB- -- Below investment grade but deemed likely to meet obligation when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up on down frequently within this category.

      B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

      CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

      DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

      DP -- Preferred stock with dividend arrearages.

      S&P ratings for short-term notes are as follows:

      SP1 Very strong capacity to pay principal and interest.

      SP2 Satisfactory capacity to pay principal and interest.

      SP3 Speculative capacity to pay principal and interest.

      A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

RATINGS OF COMMERCIAL PAPER

________DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS. Among the factors considered by Moody's Investors Services, Inc. in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P1 (Highest Quality), P2 (Higher Quality), or P3 (High Quality).

________DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

      A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

      A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

      A2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

      A3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                       STATEMENT OF ADDITIONAL INFORMATION
                          AIM TREASURER'S SERIES TRUST
               INVESCO U.S. Government Money Fund - Investor Class



Address:                                        Mailing Address:

4350 South Monaco Street                        P.O. Box 173706
Denver, CO 80237                                Denver, CO 80217-3706

                                   Telephone:

                       In continental U.S., 1-800-525-8085




                                November 25, 2003
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A Prospectus for the Investor Class shares of INVESCO U.S. Government Money Funds (the "Fund") dated November 25, 2003 provides the basic information you should know before investing in the Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Fund's Prospectus; in other words, this SAI is legally part of the Fund's Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. The financial statements of the Fund for the fiscal year ended May 31, 2003 and the fiscal period ended August 31, 2003 are incorporated herein by reference from INVESCO Money Market Funds, Inc.'s Annual Report to Shareholders dated May 31, 2003 and its report for the fiscal period ended August 31, 2003. Please note that the fiscal year end of INVESCO U.S. Government Money Fund has been changed to August 31. Prior to November 25, 2003, the Fund was a series portfolio of a Maryland corporation named AIM Money Market Funds, Inc. (formerly, INVESCO Money Market Funds, Inc.)

You may obtain, without charge, the current Prospectus, SAI, and annual and semiannual reports of the Fund by writing to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The
Prospectus of the Fund is also available through the AIM web site at aiminvestments.com.

TABLE OF CONTENTS

THE TRUST....................................................................3

INVESTMENTS, POLICIES, AND RISKS.............................................3


INVESTMENT RESTRICTIONS......................................................9

MANAGEMENT OF THE FUND......................................................11

OTHER SERVICE PROVIDERS.....................................................36

BROKERAGE ALLOCATION AND OTHER PRACTICES....................................37

SHARES OF BENEFICIAL INTEREST...............................................38

TAX CONSEQUENCES OF OWNING SHARES OF A FUND.................................38

PERFORMANCE.................................................................39

PROXY VOTING................................................................43

CODE OF ETHICS..............................................................46

FINANCIAL STATEMENTS........................................................46

APPENDIX A..................................................................47

THE TRUST


AIM Treasurer's Series Trust (the "Trust") was organized as a Delaware statutory trust on July 24, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on November 4, 2003, INVESCO U.S. Government Money Fund ("U.S. Government Money Fund" or the "Fund"), a series portfolio of AIM Money Market Funds, Inc. was redomesticated as a new series of the Trust on November 25, 2003. Prior to October 1, 2003, AIM Money Market Funds, Inc. was named INVESCO Money Market Funds, Inc. INVESCO Money Market Funds, Inc. (the "Company") was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company, through INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund, former series of the Company, and U.S. Government Money Fund, respectively, assumed all of the assets and liabilities of Financial Daily Income Shares, Inc. (incorporated in Colorado on October 14, 1975), Financial Tax-Free Money Fund, Inc. (incorporated in Colorado on March 4, 1983) and Financial U.S. Government Money Fund, a series of Financial Series Trust (organized as a Massachusetts business trust on July 15, 1987) (collectively, the "Predecessor Funds"). All financial and other information about the Funds for the period prior to July 1, 1993, relates to such Predecessor Funds. On October 1, 2003 the Company's name was changed to AIM Money Market Funds, Inc.

The Trust is an open-end, diversified, management investment company currently consisting of one portfolio of investments: INVESCO U.S. Government Money Fund - Investor Class (the "Fund"). Additional funds and classes may be offered in the future.

"Open-end" means that the Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Fund are discussed in the Prospectus of the Fund. The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity, and investing in high-quality debt securities. (What constitutes a high-quality debt security varies with the type of security and, where applicable, is noted in the discussion of each security.) The Fund's assets are invested in securities having maturities of 397 days or less, and the dollar-weighted average maturity of the portfolio will not exceed 90 days. The Fund buys only securities determined by the Fund's Advisor (as defined herein) or, as applicable, the Fund's sub-advisor, pursuant to procedures approved by the Trust's Board of Trustees ("Board"), to be of high quality with minimal credit risk and to be eligible for investment by the Fund under applicable U.S. Securities and Exchange Commission ("SEC") rules. Generally, the Fund is required to invest at least 95% of its total assets in the securities of issuers with the highest credit rating. Credit ratings are the opinion of the private companies (such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's")) that rate companies on their securities; they are not guarantees. See Appendix A for additional descriptions of the Fund's investments, as well as discussions of the degrees of risk involved in such investments.

ASSET-BACKED SECURITIES -- Asset-backed securities represent interests in pools of consumer loans. These pools of loans can be pools of other consumer debt, such as credit card receivables. Asset-backed securities generally are structured as "pass-through" securities, which means that principal and interest payments on the underlying loans are passed through to the holder of the security. Although an asset-backed security may be supported by letters of credit and other credit enhancements, its value ultimately depends upon the payment by individuals who owe money on the underlying loans. The underlying loans usually allow prepayments, which can shorten the securities' weighted average life and may lower their returns. This most frequently occurs when interest rates drop and large numbers of persons refinance their debts. Similarly, if the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing the credit support or enhancement.


CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Fund may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.


COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Advisor will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.


Commercial paper acquired by the Fund must be rated by at least two nationally recognized securities ratings organizations (NRSROs), generally S&P and Moody's, in the highest rating category (A-1 by S&P or P-1 by Moody's), or, where the obligation is rated by only S&P or Moody's and not by any other NRSRO, such obligation is rated A-1 or P-1. Money market instruments purchased by the Fund which are not rated by any NRSRO must be determined by the Advisor to be of equivalent credit quality to the rated securities in which the Fund may invest. In the Advisor's opinion, obligations that are not rated are not necessarily of lower quality than those which are rated; however, they may be less marketable and typically may provide higher yields. The Fund invests in unrated securities only when such an investment is in accordance with the Fund's investment objective of achieving a high level of current income and when such investment will not impair the Fund's ability to comply with requests for redemptions. Commercial paper is usually secured by the corporation's assets but may sometimes be backed by a letter of credit from a bank or other financial institution.

CREDIT ENHANCEMENTS -- The Fund may acquire a right to sell an obligation to another party at a guaranteed price approximating par value, either on demand or at specified intervals. The right to sell may form part of the obligation or be acquired separately by the Fund. These rights may be referred to as demand features, guarantees or puts, depending on their characteristics (collectively referred to as "Guarantees"), and may involve letters of credit or other credit support arrangements supplied by domestic or foreign banks supporting the other party's ability to purchase the obligation from the Fund. The Fund will acquire Guarantees solely to facilitate portfolio liquidity and do not intend to exercise them for trading purposes. In considering whether an obligation meets the Fund's quality standards, the Fund may look to the creditworthiness of the party providing the right to sell or to the quality of the obligation itself. The acquisition of a Guarantee will not affect the valuation of the underlying obligation which will continue to be valued in accordance with the amortized cost method of valuation.

DIVERSIFICATION -- The Trust is a diversified investment company under the Investment Company Act of 1940 (the "1940 Act"). Except to the extent permitted under Rule 2a-7 of the 1940 Act or any successor rule thereto, no more than 5% of the value of each Fund's total assets can be invested in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies).

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue certificates of deposit ("CDs") and bankers' acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund's credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that the Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

INSURANCE FUNDING AGREEMENTS -- The Fund may also invest in funding agreements issued by domestic insurance companies. Such funding agreements will only be purchased from insurance companies which have outstanding an issue of long-term debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's. In all cases, the Fund will attempt to obtain the right to demand payment, on not more than seven days' notice, for all or any part of the amount subject to the funding agreement, plus accrued interest. The Fund intends to execute their right to demand payment only as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio. The Fund's investments in funding agreements that do not have this demand feature, or for which there is not a readily available market, are considered to be investments in illiquid securities.

LOAN PARTICIPATION INTERESTS -- The Fund may purchase loan participation interests in all or part of specific holdings of corporate debt obligations. The issuer of such debt obligations is also the issuer of the loan participation interests into which the obligations have been apportioned. The Fund will purchase only loan participation interests issued by companies whose commercial paper is currently rated in the highest rating category by at least two NRSROs, generally S&P and Moody's (A-1 by S&P or P-1 by Moody's), or where such instrument is rated only by S&P or Moody's and not by any other NRSRO, such instrument is rated A-1 or P-1. Such loan participation interests will only be purchased from banks which meet the criteria for banks discussed above and registered broker-dealers or registered government securities dealers which have outstanding commercial paper or other short-term debt obligations rated in the highest rating category by at least two NRSROs or by one NRSRO if such obligation is rated by only one NRSRO. Such banks and security dealers are not guarantors of the debt obligations represented by the loan participation interests, and therefore are not responsible for satisfying such debt obligations in the event of default. Additionally, such banks and securities dealers act merely as facilitators, with regard to repayment by the issuer, with no authority to direct or control repayment. A Fund will attempt to ensure that there is a readily available market for all of the loan participation interests in which it invests. The Fund's investments in loan participation interests for which there is not a readily available market are considered to be investments in illiquid securities.

PORTFOLIO SECURITIES LOANS -- The Trust, on behalf of the Fund, may lend limited amounts of the Fund's portfolio securities (not to exceed 33 1/3% of the Fund's total assets). Because there could be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. The Advisor will evaluate the creditworthiness of such borrowers in accordance with procedures adopted and monitored by the board of trustees. It is expected that the Trust, on behalf of the Fund, will use the cash portions of loan collateral to invest in short-term income producing securities for the Fund's account and that the Trust may share some of the income from these investments with the borrower. See "Portfolio Securities Loans" at Appendix A to this SAI.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements ("REPOs") and reverse repurchase agreements. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Fund may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Fund uses REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. See Appendix A for a discussion of repurchase agreements and the risks involved with such transactions.

SECTION 4(2) AND RULE 144A SECURITIES -- The Fund also may invest in securities that can be resold to institutional investors pursuant to Section 4(2) or Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many such securities. Institutional investors generally cannot sell these such securities to the general public but instead will often depend on an efficient institutional market in which securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that such securities are illiquid. Institutional markets for these may provide both reliable market values for them and enable the Fund to sell such an investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given security, it may be considered "liquid," and not subject to the Fund's limitations on investment in restricted securities. The Board has given the Advisor the day-to-day authority to determine the liquidity of Section 4(2) and Rule 144A Securities, according to guidelines approved by the Board. The principal risk of investing in these Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a security held by the Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

U.S. GOVERNMENT SECURITIES -- The Fund may purchase debt securities issued by the U.S. government without limit. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.


U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so.


VARIABLE OR FLOATING RATE INSTRUMENTS -- The Fund may invest in Eligible Securities, as defined in Rule 2a-7 under the 1940 Act which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations.

WHEN-ISSUED/DELAYED DELIVERY -- The Fund normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security. The Fund may not:

      1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, municipal securities or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

      2. except to the extent permitted under Rule 2a-7 of the 1940 Act, or any successor rule thereto, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

      3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act"), as amended, in connection with the disposition of the Fund's portfolio securities;

      4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

      5. issue senior securities, except as permitted under the 1940 Act;

      6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

      7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

      8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).


      9. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, the Fund has the following non-fundamental policies, which may be changed without shareholder approval:


      A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.


      B. The Fund may borrow money only from a bank or from an open-end management investment company managed by the Advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).


      C. The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

      E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.


Following is a chart outlining some of the limitations pursuant to non-fundamental investment policies set by the Board. These non-fundamental policies may be changed by the board of trustees without shareholder approval:

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

On November 25, 2003, U.S. Government Money Fund, a series portfolio of AIM Money Market Funds, Inc., a Maryland corporation (the "Company"), was redomesticated into a series portfolio of the Trust, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as investment advisor to the Fund.

Effective November 25, 2003, A I M Advisors, Inc. ("AIM") serves as the investment advisor for the Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group, Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.


AIM and INVESCO are indirect, wholly owned subsidiaries of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world with approximately $345.2 billion in assets under management as of September 30, 2003.


AMVESCAP PLC's North American subsidiaries include:

   AMVESCAP Retirement Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, and institutional plan providers.

      AMVESCAP National Trust Company (formerly known as Institutional Trust Company, doing business as INVESCO Trust Company) (ANTC), a wholly owned subsidiary of ARI, maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.


   INVESCO Institutional (N.A.), Inc., located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309 manages individualized investment portfolios of equity, fixed-income and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional (N.A.), Inc. includes the following Divisions:


      INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.


      INVESCO National Asset Management Division, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.


      INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

      INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

      INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

      INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITS, and publicly traded stocks of companies of deriving substantial revenues from real industry activities.

      INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

   A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

   A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1A6, England.


INVESTMENT ADVISORY AGREEMENT


AIM is responsible for supervising all aspects of the Fund's operations and providing investment advisory services to the Fund. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Fund. The advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Fund are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

Under the advisory agreement, AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and preparation of all requisite corporate documents, such as tax returns and reports to the SEC and shareholders.

The advisory agreement provides that the Fund will pay or cause to be paid all ordinary business expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

As full compensation for its advisory services to the Fund, AIM is entitled to receive a monthly fee from the Fund. The fee is calculated at the annual rate of 0.50% on the first $300 million of the Fund's average net assets, 0.40% on the next $200 million of the Fund's average net assets and 0.30% on the Fund's average net assets in excess of $500 million.


AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisory Agreement with INVESCO" and in the Funds' Prospectus.


AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

BOARD APPROVAL OF ADVISORY AGREEMENT
At the request of AIM, the Board discussed the approval of the advisory agreement at an in-person meeting held on August 12-13, 2003. The trustees who are not affiliated with the Advisor (the "Independent Trustees") also discussed the approval of the advisory agreement with independent counsel prior to that meeting. In evaluating the advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the then-current advisory agreement with INVESCO and the advisory agreement with AIM:

     o THE QUALIFICATIONS OF AIM TO PROVIDE INVESTMENT ADVISORY SERVICES. The Board reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to the Fund, and noted that the persons providing portfolio management services to the Fund would not change if the advisory agreement with AIM is approved by shareholders.

     o THE RANGE OF ADVISORY SERVICES PROVIDED BY AIM. The Board reviewed the services to be provided by AIM under the advisory agreement, and noted that no material changes in the level or type of services provided under the then-current advisory agreement with INVESCO would occur other than the provision by AIM of certain administrative services if a Fund engages in securities lending.

     o QUALIFICATIONS OF AIM TO PROVIDE A RANGE OF MANAGEMENT AND ADMINISTRATIVE SERVICES. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the advisory agreement of the provision of administrative services to the Funds. The Board also reviewed the form of Master Administrative Services Agreement, noted that the overall services to be provided under the then-existing arrangements and under the Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the advisory agreement and the Master Administrative Services Agreement.

     o THE PERFORMANCE RECORDS OF THE FUND. The Board reviewed the performance record of the Fund and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of the Fund and is able, therefore, to provide advisory and administrative services to the Fund.

     o ADVISORY FEES AND EXPENSES. The Board examined the expense ratio and the level of advisory fees for the Fund under the then-current advisory agreement and compared them with the advisory fees expected to be incurred under the advisory agreement. The Board concluded that projected expense ratio and advisory fees of the Fund under the advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the advisory agreement. The advisory fees that are being proposed under the advisory agreement are the same as the advisory fees paid to INVESCO under the then-current advisory agreement, other than the removal of the reimbursement obligation related to services provided to the Fund and AIM by officers and trustees which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that a Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.


     o THE PROFITABILITY OF AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of that Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     o THE TERMS OF THE ADVISORY AGREEMENT. The Board reviewed the terms of the advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist the Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which the Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the advisory agreement between the Trust and AIM for the Fund. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The advisory agreement will expire, unless renewed, on or before June 30, 2005.

ADVISORY FEES PAID TO INVESCO

Prior to November 25, 2003, INVESCO served as investment advisor to the Fund. During the periods outlined in the table below, the Fund paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown, so that the Fund's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and the Advisor.

                                  Advisory        Total Expense    Total Expense
                                  Fee Dollars     Reimbursements   Limitations
                                  -----------     --------------   -----------
Investor Class
--------------
U.S. Government Money Fund

Period Ended August 31, 2003(1)   $81,575         $64,660          0.85%
Year Ended May 31, 2003           $368,428        $191,120         0.85%
Year Ended May 31, 2002           468,392         169,560          0.85%
Year Ended May 31, 2001           388,163         251,875          0.85%


(1) From June 1, 2003, change in Fund's year end, through August 31, 2003.

ADMINISTRATIVE SERVICES AGREEMENT

As of the date of this SAI, AIM, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated November 25, 2003 with the Trust.


The Administrative Services Agreement requires AIM to provide the following services to the Funds:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of AIM, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Amended and Restated Administrative Services Agreement, each Fund pays a monthly fee to AIM consisting of a base fee of $10,000 per year plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of each Fund.


Effective November 25, 2003, under an Administrative Services Agreement dated as of that date, AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the new advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's board of trustees, including the Independent Trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the board of trustees. AIM maybe reimbursed for the services of the Trust's principal financial officer and his staff, and any expenses related to fund accounting services.


TRANSFER AGENCY AGREEMENT


AIM Investment Services, Inc. ("AIS") 11 Greenway Plaza, Suite 100, Houston, TX 77046 is the Trust's transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated November 20, 2003 with the Trust.


The Transfer Agency Agreement provides that each Fund pays AIM an annual fee of $29.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

FEES PAID TO INVESCO


Prior to November 25, 2003, INVESCO served as investment advisor to the Fund. During the periods outlined in the table below, the Fund paid the following fees to INVESCO (prior to the absorption of certain Fund expenses by INVESCO).

                                                   Administrative Transfer
                                  Advisory         Services       Agency
                                  --------         --------       ------
Investor Class
--------------
U.S. Government Money Fund

Period Ended August 31, 2003(1)    $   81,575      $   9,842   $   74,233
Year Ended May 31, 2003               368,428         43,159      299,092

                                                   Administrative Transfer
                                  Advisory         Services       Agency
                                  --------         --------       ------
Investor Class
--------------
Year Ended May 31, 2002               468,392         52,155      328,425
Year Ended May 31, 2001               388,163         44,935      331,882

(1) From June 1, 2003, change in Fund's year end, through August 31, 2003.

TRUSTEES AND OFFICERS OF THE TRUST

The overall direction and supervision of the Trust come from the Board. The Board is responsible for making sure that the Fund's general investment policies and programs are carried out and that the Funds are properly administered.

The officers of the Trust, all of whom are officers and employees of AIM or INVESCO, are responsible for the day-to-day administration of the Trust and the Fund. The officers of the Trust receive no direct compensation from the Trust or the Fund for their services as officers. The Advisor has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of the Advisor.

The tables below provide information about each of the Trust's trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "Interested Trustees"). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliations with the Advisor and its affiliated companies.


Independent Trustees

Name, Address, and Year            Position(s) Held    Principal Occupation(s)    Number of Funds in    Other Directorships Held by
of Birth                           With Trust, Term    During Past Five Years(2)  the Fund Complex      Trustee
                                   of Office(1)and                                Overseen by Trustee
                                   Length of Time
                                   Served(2)



Bob R. Baker - 1936                Trustee             Consultant (2000-present). 95                    Director/Trustee of 15 of
37 Castle Pines Dr. N.                                 Formerly, President and                          the 17 AIM Funds and the 10
Castle Rock, Colorado 80104                            Chief Executive Officer                          INVESCO Funds
                                                       (1988-2000) of AMC Cancer
                                                       Research Center, Denver,
                                                       Colorado; formerly,
                                                       Chairman of the Board and
                                                       Chief Executive Officer of
                                                       First Columbia Financial
                                                       Corporation.

                                                                   19

Name, Address, and Year            Position(s) Held    Principal Occupation(s)    Number of Funds in    Other Directorships Held by
of Birth                           With Trust, Term    During Past Five Years(2)  the Fund Complex      Trustee
                                   of Office(1)and                                Overseen by Trustee
                                   Length of Time
                                   Served(2)



James T. Bunch - 1942              Trustee             Co-President and Founder   95                    Director/Trustee of 15 of
3600 Republic Plaza                (2000-present)      of Green, Manning & Bunch                        the 17 AIM Funds and the 10
370 Seventeenth Street                                 Ltd., Denver, Colorado                           INVESCO Funds
Denver, Colorado 80202                                 (1988-present) (investment
                                                       banking firm); Director,
                                                       Policy Studies, Inc. and
                                                       Van Gilder Insurance
                                                       Corporation;  formerly,
                                                       Chairman and Managing
                                                       Partner, law firm of
                                                       Davis, Graham & Stubbs,
                                                       Denver, Colorado.

Gerald J. Lewis - 1933             Trustee             Chairman of Lawsuit        95                    General Chemical Group,
701 "B" Street                     (2000-present)      Resolution Services, San                         Inc., Hampdon, New Hampshire
Suite 2100                                             Diego, California                                (1996-present).
San Diego, California                                  (1987-present). Formerly,                        Wheelabrator Technologies,
                                                       Associate Justice of the                         Inc. (waste management
                                                       California Court of                              company), Fisher Scientific,
                                                       Appeals.                                         Inc., Henley Manufacturing,
                                                                                                        Inc. (laboratory supplies),
                                                                                                        and California Coastal
                                                                                                        Properties, Inc.;
                                                                                                        Director/Trustee of 15 of
                                                                                                        the 17 AIM Funds and the 10
                                                                                                        INVESCO Funds

Larry Soll, Ph.D. - 1942           Trustee             Retired.                   95                    Director of Synergen since
2358 Sunshine Canyon Drive                                                                              incorporation in 1982;
Boulder, Colorado  80302                                                                                Director of Isis
                                                                                                        Pharmaceuticals, Inc.;
                                                                                                        Director/Trustee of 15 of
                                                                                                        the 17 AIM Funds and the 10
                                                                                                        INVESCO Funds

                                                                 20

Name, Address, and Year            Position(s) Held    Principal Occupation(s)    Number of Funds in    Other Directorships Held by
of Birth                           With Trust, Term    During Past Five Years(2)  the Fund Complex      Trustee
                                   of Office(1)and                                Overseen by Trustee
                                   Length of Time
                                   Served(2)


Frank S. Bayley - 1939             Trustee(3)          Of Counsel, law firm of    103                   Badgley Fund, Inc.
11 Greenway Plaza                                      Baker & McKenzie                                 (registered investment
Suite 100                                                                                               company); Director/Trustee
Houston, Texas  77046                                                                                   of the 17 AIM Funds and the
                                                                                                        10 INVESCO Funds

Bruce L. Crockett - 1944           Trustee(3)          Chairman, Crockett         103                   ACE Limited (insurance
11 Greenway Plaza                                      Technology Associates                            company); and Captaris, Inc.
Suite 100                                              (technology consulting                           (unified messaging
Houston, Texas 77046                                   company)                                         provider); Director/Trustee
                                                                                                        of the 17 AIM Funds and the
                                                                                                        10 INVESCO Funds

Albert R. Dowden - 1941            Trustee(3)          Director of a number of    103                   Cortland Trust, Inc.
11 Greenway Plaza                                      public and private                               (Chairman) (registered
Suite 100                                              business corporations,                           investment company); Annuity
Houston, Texas 77046                                   including the Boss Group,                        and Life Re (Holdings) Ltd.
                                                       Ltd. (private investment                         (insurance company);
                                                       and management) and                              Director/Trustee of the 17
                                                       Magellan Insurance                               AIM Funds and the 10 INVESCO
                                                       Company; formerly,                               Funds
                                                       President Chief Executive
                                                       Officer and Director,
                                                       Volvo Group North America,
                                                       Inc.; Senior Vice
                                                       President, AB Volvo; and
                                                       director of various
                                                       affiliated Volvo companies

Edward K. Dunn, Jr. - 1935         Trustee(3)          Formerly, Chairman,        103                   Director/Trustee of the 17
11 Greenway Plaza                                      Mercantile Mortgage Corp.;                       AIM Funds and the 10 INVESCO
Suite 100                                              President and Chief                              Funds
Houston, Texas 77046                                   Operating Officer,
                                                       Mercantile-Safe Deposit &
                                                       Trust Co.; and President,
                                                       Mercantile Bankshares Corp.

                                                                 21

Name, Address, and Year            Position(s) Held    Principal Occupation(s)    Number of Funds in    Other Directorships Held by
of Birth                           With Trust, Term    During Past Five Years(2)  the Fund Complex      Trustee
                                   of Office(1)and                                Overseen by Trustee
                                   Length of Time
                                   Served(2)



Jack M. Fields - 1952              Trustee(3)          Chief Executive Officer,   103                   Administaff;
11 Greenway Plaza                                      Twenty First Century                             Director/Trustee of the 17
Suite 100                                              Group, Inc. (government                          AIM Funds and the 10 INVESCO
Houston, Texas 77046                                   affairs company) and                             Funds
                                                       Texana Timber LP

Carl Frischling - 1937             Trustee(3)          Partner, law firm of       103                   Cortland Trust, Inc.
11 Greenway Plaza                                      Kramer Levin Nftalis and                         (registered investment
Suite 100                                              Frankel LLP                                      company); Director/Trustee
Houston, Texas 77046                                                                                    of the 17 AIM Funds and the
                                                                                                        10 INVESCO Funds

Prema Mathai-Davis - 1950          Trustee(3)          Formerly, Chief Executive  103                   Director/Trustee of the 17
11 Greenway Plaza                                      Officer, YWCA of the USA                         AIM Funds and the 10 INVESCO
Suite 100                                                                                               Funds
Houston, Texas 77046

Lewis F. Pennock - 1942            Trustee(3)          Partner, law firm of       103                   Director/Trustee of the 17
11 Greenway Plaza                                      Pennock & Cooper                                 AIM Funds and the 10 INVESCO
Suite 100                                                                                               Funds
Houston, Texas  77046

Ruth H. Quigley - 1935             Trustee(3)          Retired                    103                   Director/Trustee of the 17
11 Greenway Plaza                                                                                       AIM Funds and the 10 INVESCO
Suite 100                                                                                               Funds
Houston, Texas 77045

Louis S. Sklar - 1939              Trustee(3)          Executive Vice President,  103                   Director/Trustee of the 17
11 Greenway Plaza                                      Hines (real estate                               AIM Funds and the 10 INVESCO
Suite 100                                              development company)                             Funds
Houston, Texas 77045


                                                                 22

Interested Trustees and Officers.

Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the Advisor to the
Trust. Mr. Williamson is considered an interested person of the Trust because he is an officer and director of the Advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

Name, Address, and Year       Position(s) Held With  Principal Occupation(s)       Number of Funds   Other Directorships
of Birth                      Trust, Term of Office  During Past Five Years(2)     in Fund Complex   Held by Trustee
                              (1)and Length of Time                                Overseen by
                              Served(2)                                            Trustee


Robert H. Graham - 1946       Trustee, Chairman and  Director and Chairman,        103               Director/trustee of
11 Greenway Plaza             President              A I M Management Group Inc.                     the 17 AIM Funds
Suite 100                                            (financial services holding                     and the 10 INVESCO
Houston, Texas 77046                                 company); Director and Vice                     Funds
                                                     Chairman, AMVESCAP PLC and
                                                     Chairman of AMVESCAP PLC -
                                                     AIM Division (parent of AIM
                                                     and a global investment
                                                     management firm); formerly,
                                                     President and Chief
                                                     Executive Officer, A I M
                                                     Management Group Inc.;
                                                     Director, Chairman, and
                                                     President, A I M Advisors,
                                                     Inc. (registered investment
                                                     advisor); Director and
                                                     Chairman, A I M Capital
                                                     Management, Inc.
                                                     (registered investment
                                                     advisor), A I M
                                                     Distributors, Inc.
                                                     (registered broker dealer);
                                                     AIM Investment Services,
                                                     Inc. (registered transfer
                                                     agent), and Fund Management
                                                     Company (registered broker
                                                     dealer); and Chief
                                                     Executive Officer of
                                                     AMVESCAP PLC - Managed
                                                     Products


                                                                 24

Name, Address, and Year       Position(s) Held With  Principal Occupation(s)       Number of Funds   Other Directorships
of Birth                      Trust, Term of Office  During Past Five Years(2)     in Fund Complex   Held by Trustee
                              (1)and Length of Time                                Overseen by
                              Served(2)                                            Trustee


Mark H. Williamson - 1951     Trustee and Executive  Director, President and Chief 116               Director/trustee of
4350 South Monaco Street      Vice President (since  Executive Officer, A I M                        the 17 AIM Funds
Denver, Colorado 80237        2003).                 Management Group, Inc.                          and the 10 INVESCO
                                                     (financial services holding                     Funds
                                                     company); Director,
                                                     Chairman and President, A I
                                                     M Advisors, Inc.
                                                     (registered investment
                                                     advisor); Director, A I M
                                                     Capital Management, Inc.
                                                     (registered investment
                                                     adviser) and A I M
                                                     Distributors, Inc.
                                                     (registered broker dealer);
                                                     Director and Chairman, AIM
                                                     Investment Services, Inc.
                                                     (registered transfer
                                                     agent); and Fund Management
                                                     Company (registered broker
                                                     dealer); and Chief
                                                     Executive Officer AMVESCAP
                                                     PLC - AIM Division (parent
                                                     of AIM and a global
                                                     investment management
                                                     firm); formerly, Director,
                                                     Chairman, President and
                                                     Chief Executive Officer,
                                                     INVESCO Funds Group, Inc.
                                                     and INVESCO Distributors,
                                                     Inc.; Chief Executive
                                                     Officer, AMVESCAP PLC
                                                     Managed Products; Chairman
                                                     and Chief Executive Officer
                                                     of NationsBanc Advisors,
                                                     Inc.; and Chairman of
                                                     NationsBanc Investments,
                                                     Inc.

                                                                 25

Name, Address, and Year       Position(s) Held With  Principal Occupation(s)       Number of Funds   Other Directorships
of Birth                      Trust, Term of Office  During Past Five Years(2)     in Fund Complex   Held by Trustee
                              (1)and Length of Time                                Overseen by
                              Served(2)                                            Trustee

Raymond R. Cunningham - 1951  Executive Vice         President (2001-present),     N/A               N/A
4350 South Monaco Street      President (since       Chief Executive Officer
Denver, Colorado              November 5, 2003)      (2003-present) INVESCO Funds
                                                     Group, Inc.; Chairman of the
                                                     Board (2003-present),
                                                     President (2003-present) and
                                                     Chief Executive Officer
                                                     (2003-present) of INVESCO
                                                     Distributors, Inc.; Senior
                                                     Vice President and Chief
                                                     Operating Officer, A I M
                                                     Management Group, Inc.;
                                                     Senior Vice President,
                                                     A I M Advisors, Inc. and A I
                                                     M Distributors, Inc.
                                                     Formerly, President (2003),
                                                     Chief Executive Officer
                                                     (2003) and Director
                                                     (2001-2003) and Vice
                                                     President (2001-2002) of 9
                                                     INVESCO funds; formerly,
                                                     Chief Operating Officer
                                                     (2001-2003) and Senior Vice
                                                     President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and
                                                     INVESCO Distributors, Inc.;
                                                     and formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1992-1998)

Kevin M. Carome - 1956        Senior Vice President  Director, Senior Vice         N/A               N/A
11 Greenway Plaza             and Secretary (since   President, Secretary and
Suite 100                     November 5, 2003)      General Counsel, A I M
Houston, Texas 77046                                 Management Group Inc.
                                                     (financial services holding
                                                     company) and A I M Advisors,
                                                     Inc.; and Vice President,
                                                     A I M Capital Management,
                                                     Inc., A I M Distributors,
                                                     Inc. and AIM Investment
                                                     Services, Inc.; Director,
                                                     Vice President and General
                                                     Counsel, Fund Management
                                                     Company;

                                                                 26

Name, Address, and Year       Position(s) Held With  Principal Occupation(s)       Number of Funds   Other Directorships
of Birth                      Trust, Term of Office  During Past Five Years(2)     in Fund Complex   Held by Trustee
                              (1)and Length of Time                                Overseen by
                              Served(2)                                            Trustee



                                                     formerly, Senior Vice
                                                     President and General
                                                     counsel, Liberty Financial
                                                     Companies, Inc.; and Senior
                                                     Vice President and General
                                                     Counsel, Liberty Funds Group
                                                     LLC

Ronald L. Grooms - 1946       Vice President and     Senior Vice President and     N/A               N/A
4350 South Monaco Street      Assistant Treasurer    Treasurer of INVESCO Funds
Denver, Colorado              (since November 5,     Group, Inc.; and Senior Vice
                              2003)                  President and Treasurer of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of
                                                     INVESCO Global Health
                                                     Sciences Fund.

Gary T. Crum - 1947           Senior Vice President  Director, Chairman and        N/A               N/A
11 Greenway Plaza             (since November 5,     Director of Investments,
Suite 100                     2003)                  A I M Capital Management,
Houston, Texas 77046                                 Inc.; Director and Executive
                                                     Vice President, A I M
                                                     Management Group Inc.;
                                                     Director and Senior Vice
                                                     President, A I M Advisors,
                                                     Inc.; and Director, A I M
                                                     Distributors, Inc. and
                                                     AMVESCAP PLC; formerly, Chief
                                                     Executive Officer and
                                                     President,
                                                     A I M Capital Management, Inc.

Dana R. Sutton - 1959         Vice President and     Vice President and Fund       N/A               N/A
11 Greenway Plaza             Treasurer (since       Treasurer, A I M Advisors,
Suite 100                     November 5, 2003)      Inc.
Houston, Texas 77046

Stuart W. Coco - 1955         Vice President (since  Managing Director and Chief   N/A               N/A
11 Greenway Plaza             November 5, 2003)      Research Officer - Fixed
Suite 100                                            Income, A I M Capital
Houston, Texas 77046                                 Management, Inc.; and Vice
                                                     President, A I M Advisors,
                                                     Inc.

                                                                 27

Name, Address, and Year       Position(s) Held With  Principal Occupation(s)       Number of Funds   Other Directorships
of Birth                      Trust, Term of Office  During Past Five Years(2)     in Fund Complex   Held by Trustee
                              (1)and Length of Time                                Overseen by
                              Served(2)                                            Trustee


Melville B. Cox - 1943        Vice President (since  Vice President and Chief      N/A               N/A
11 Greenway Plaza             November 5, 2003)      Compliance Officer, A I M
Suite 100                                            Advisors, Inc. and A I M
Houston, Texas 77046                                 Capital Management, Inc.; and
                                                     Vice President, AIM
                                                     Investment Services, Inc.

Edgar M. Larsen - 1940        Vice President (since  Vice President, A I M         N/A               N/A
11 Greenway Plaza             November 5, 2003)      Advisors, Inc.; and
Suite 100                                            President, Chief Executive
Houston, Texas 77046                                 Officer and Chief Investment
                                                     Officer, A I M Capital
                                                     Management, Inc.

Karen Dunn Kelley - 1960      Vice President (since  Managing Director and Chief   N/A               N/A
11 Greenway Plaza             November 5, 2003)      Cash Management Officer, A I
Suite 100                                            M Capital Management, Inc.;
Houston, Texas 77046                                 Director and President, Fund
                                                     Management Company; and Vice
                                                     President, A I M Advisors,
                                                     Inc.

(1) Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the Board after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the Board in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust's bylaws.

(2) Except as otherwise indicated, each individual has held the position(s) shown with the Trust or Company, as applicable, for at least the last five years.

(3) Elected as a director of the Company on October 21, 2003.


BOARD OF TRUSTEES STANDING COMMITTEES

The standing committees of the Board are the Audit Committee, the Investments Committee, the Governance Committee and the Valuation Committee.

The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund;

(iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

The members of the Governance Committee are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons who are not interested persons of the Fund for selection as members of each committee of the Board, including without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in each Fund and in the investment companies in the family of funds comprising the AIM Funds and the INVESCO Funds that are overseen by the trustees, as a whole, as of December 31, 2002:

---------------------------------------------------------------------------------------------------------
Trustee              Dollar Range of Equity                                             Aggregate
                     Securities Owned in Each Fund(1)                                   Dollar Range of
                                                                                        Equity
                                                                                        Securities in
                                                                                        All
                                                                                        Registered
                                                                                        Investment
                                                                                        Companies
                                                                                        Overseen by
                                                                                        the trustee
                                                                                        in the AIM
                                                                                        Funds and the
                                                                                        INVESCO
                                                                                        Funds(1)
---------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
---------------------------------------------------------------------------------------------------------
Bob R. Baker         INVESCO U.S. Government Money Fund             $1-$10,000          Over $100,000

---------------------------------------------------------------------------------------------------------
James T. Bunch       INVESCO U.S. Government Money Fund             $1-$10,000          $50,001-$100,000

---------------------------------------------------------------------------------------------------------
Gerald J. Lewis      INVESCO U.S. Government Money Fund             $1-$10,000          $50,001-$100,000

---------------------------------------------------------------------------------------------------------
Larry Soll           INVESCO U.S. Government Money Fund             $1-$10,000          Over $100,000

---------------------------------------------------------------------------------------------------------
Frank S. Bayley      INVESCO U.S. Government Money Fund             None                $10,001-$50,000

---------------------------------------------------------------------------------------------------------
Bruce L. Crockett    INVESCO U.S. Government Money Fund             None                $1-$10,000

---------------------------------------------------------------------------------------------------------
Albert R. Dowden     INVESCO U.S. Government Money Fund             None                $50,001-$100,000

---------------------------------------------------------------------------------------------------------
                                       30

---------------------------------------------------------------------------------------------------------
Trustee              Dollar Range of Equity                                             Aggregate
                     Securities Owned in Each Fund(1)                                   Dollar Range of
                                                                                        Equity
                                                                                        Securities in
                                                                                        All
                                                                                        Registered
                                                                                        Investment
                                                                                        Companies
                                                                                        Overseen by
                                                                                        the trustee
                                                                                        in the AIM
                                                                                        Funds and the
                                                                                        INVESCO
                                                                                        Funds(1)
---------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.  INVESCO U.S. Government Money Fund             None                Over $100,000

---------------------------------------------------------------------------------------------------------
Jack M. Fields       INVESCO U.S. Government Money Fund             None                Over $100,000

---------------------------------------------------------------------------------------------------------
Carl Frischling      INVESCO U.S. Government Money Fund             None                Over $100,000

---------------------------------------------------------------------------------------------------------
Prema Mathai-Davis   INVESCO U.S. Government Money Fund             None                Over $100,000

---------------------------------------------------------------------------------------------------------
Lewis F. Pennock     INVESCO U.S. Government Money Fund             None                $50,001-$100,000

---------------------------------------------------------------------------------------------------------
Ruth H. Quigley      INVESCO U.S. Government Money Fund             None                $1-$10,000

---------------------------------------------------------------------------------------------------------
Louis S. Sklar       INVESCO U.S. Government Money Fund             None                Over $100,000

---------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES
---------------------------------------------------------------------------------------------------------
Robert H. Graham     INVESCO U.S. Government Money Fund             None                Over $100,000

---------------------------------------------------------------------------------------------------------
Mark H. Williamson   INVESCO U.S. Government Money Fund             None                Over $100,000

---------------------------------------------------------------------------------------------------------


(1) All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Company to its independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the then-current independent director's retirement plan; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal period ended August 31, 2003.

In addition, the table sets forth the total compensation paid by all of the funds in the
AIM Funds and the INVESCO Funds complex to these directors/trustees and to the current trustees of the Trust for services rendered in their capacities as directors/trustees during the year ended December 31, 2002.

----------------------------------------------------------------------------------------
Name of Person          Aggregate      Benefits        Estimated        Total
and Position            Compensation   Accrued As Part Annual           Compensation
                        From Company   of Company      Benefits Upon    From INVESCO
                        (1)            Expenses(2)     Retirement(3)    Complex Paid To
                                                                        Trustees(4)

----------------------------------------------------------------------------------------
Bob R. Baker,           $403           0               $1,615           $138,000
Vice Chairman
of the Board

----------------------------------------------------------------------------------------
Fred A. Deering (7)     $8             0               $1,757           $140,500


----------------------------------------------------------------------------------------
Victor L. Andrews (6)   $381           0               $1,615           $127,500


----------------------------------------------------------------------------------------
Sueann Ambron (5), (6)  $3,543         0               0                0


----------------------------------------------------------------------------------------
Lawrence H. Budner (6)  $368           0               1,615            $121,500


----------------------------------------------------------------------------------------
James T. Bunch          $362           0               0                $124,625


----------------------------------------------------------------------------------------
Wendy L. Gramm (7)      0              0               0                $74,875


----------------------------------------------------------------------------------------
Gerald J. Lewis         $383           0               0                $116,500


----------------------------------------------------------------------------------------
John W. McIntyre (6)     $381           0               1,615            $124,000


----------------------------------------------------------------------------------------
Larry Soll              $375           0               0                $126,000


----------------------------------------------------------------------------------------
Frank S. Bayley (8)     --             --              --               $150,000


----------------------------------------------------------------------------------------
Bruce L. Crockett (8)   --             --              --               $149,000


----------------------------------------------------------------------------------------
Albert R. Dowden (8)    --             --              --               $150,000


----------------------------------------------------------------------------------------
Edward K. Dunn, Jr. (8) --             --              --               $149,000


----------------------------------------------------------------------------------------

                                           32

----------------------------------------------------------------------------------------
Name of Person          Aggregate      Benefits        Estimated        Total
and Position            Compensation   Accrued As Part Annual           Compensation
                        From Company   of Company      Benefits Upon    From INVESCO
                        (1)            Expenses(2)     Retirement(3)    Complex Paid To
                                                                        Trustees(4)

----------------------------------------------------------------------------------------

Jack M. Fields (8)      --             --              --               $153,000

----------------------------------------------------------------------------------------
Carl Frischling (8)     --             --              --               $150,000


----------------------------------------------------------------------------------------
Prema Mathai-Davis (8)  --             --              --               $150,000


----------------------------------------------------------------------------------------
Lewis F. Pennock (8)    --             --              --               $154,000


----------------------------------------------------------------------------------------
Ruth H. Quigley (8)     --             --              --               $153,000


----------------------------------------------------------------------------------------
Louis S. Sklar (8)      --             --              --               $153,000


----------------------------------------------------------------------------------------

(1) The vice chairman of the board, the chairs of the Funds' committees who are independent directors, and the members of the Funds' committees who are independent directors each received compensation for serving in such capacities in addition to the compensation paid to all independent directors.

(2) Represents estimated benefits accrued with respect to the then current retirement plan and deferred retirement plan account agreement applicable to independent directors of the Company and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the then current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Dr. Ambron and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the then current retirement plan.

(4) On November 25, 2003, AIM will become investment advisor to the Trust and the other
INVESCO Funds. AIM also serves as the investment advisor to the AIM Funds. As of
November 25, 2003, the INVESCO Funds and the AIM Funds will be considered one fund complex. As of November 25, 2003, there will be 20 registered investment companies advised by AIM in such complex.

(5) Dr. Ambron commenced her service as a director of the Company on January 1, 2003.

(6) Resigned as a director of the Company on October 21, 2003.

(7) Dr. Gramm resigned as a director of the Company on February 7, 2002. Mr. Deering resigned as a director of the Company on March 31, 2003.

(8) Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar, Dr.
Matthai-Davis and Ms. Quigley were elected as trustees of the Trust on October 21, 2003 and therefore received no compensation from the Company during the year ended December
31, 2002.

Messrs. Graham and Williamson, as "Interested Trustees" of the Trust and the other funds in the AIM Funds and the INVESCO Funds complex, receive compensation as officers or employees of the Advisor or its affiliated companies, and do not receive any trustee's fees or other compensation from the Trust or the other funds in the AIM Funds and the INVESCO Funds complex for their service as trustees.

PRIOR RETIREMENT PLAN AND DEFERRED RETIREMENT PLAN ACCOUNT AGREEMENT OF THE COMPANY

The Board of Directors of the Company previously adopted a retirement plan and a form for deferred retirement plan account agreements. Certain of the independent directors of the Company participated either in the Company's retirement plan or account agreement. Upon the effectiveness of the New Retirement Plan (defined below), the independent directors of the Company will cease to accrue benefits under the Company's retirement plan and account agreement. Messrs. Baker and Soll will not receive any additional benefits under the Company's retirement plan or account agreement, but will be entitled to amounts which have been previously funded under the Company's retirement plan or account agreement for their benefit. An affiliate of INVESCO will reimburse the Company for any amounts funded by the Company for Messrs. Baker and Soll under the Company's retirement plan and account agreement.

NEW RETIREMENT PLAN FOR TRUSTEES

At a Board meeting scheduled for November 6, 2003, the Board intends to adopt a new retirement plan (the "New Retirement Plan") for the trustees of the Trust who are not affiliated with the Advisor. The retirement plan will include a retirement policy as well as retirement benefits for independent trustees.

The retirement policy permits each independent trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees will be able to extend from time to time the retirement date of a trustee.

Annual retirement benefits will be available to each independent trustee of the Trust and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

NEW DEFERRED COMPENSATION AGREEMENTS

At a Board meeting scheduled for November 6, 2003, the Board intends to adopt a new form for deferred compensation agreements ("New Compensation Agreements") pursuant to which a trustee will have the option to elect to defer receipt of up to 100% of his or her compensation payable by the Trust, and such amounts are placed into a deferral account. The deferring trustees will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement. The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring trustees' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees will have the status of unsecured creditors of the Trust and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 3, 2003, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares.

INVESTOR CLASS

U.S. Government Money Fund

----------------------------------------------------------------------------
Name and Address              Basis of Ownership     Percentage Owned
                              (Record/Beneficial)
============================================================================
None
----------------------------------------------------------------------------


As of November 3, 2003, officers and trustees of the Company, as a group, beneficially owned less than 1% of U.S. Government Money Funds' outstanding shares.

DISTRIBUTOR

A I M Distributors, Inc. ("ADI") is the distributor of the Fund. ADI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Fund's shares.

HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Fund may be purchased appears in the Prospectus under the caption "How To Buy Shares."

Information concerning redemption of Fund shares is set forth in the Prospectus under the caption "How To Sell Shares." Shares of the Fund may be redeemed directly through ADI or through any financial intermediary who has entered into an agreement with ADI. In addition to the Fund's obligation to redeem shares, ADI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed agreements with ADI must phone orders to the order desk of the Fund at 1-800-328-2234 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by ADI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by ADI when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. The Advisor intends to redeem all shares of the Fund in cash.


The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Funds.


CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation, and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL


The firm of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599 is legal counsel for the Trust.


BROKERAGE ALLOCATION AND OTHER PRACTICES


As the investment advisor to the Fund, the Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Trust, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with a particular Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

Because the securities that the Fund invests in are generally traded on a principal basis, it is unusual for the Fund to pay any brokerage commissions. The Fund paid no brokerage commissions for the fiscal period ended August 31, 2003 and for the fiscal years ended May 31, 2003, 2002 and 2001. For the fiscal period ended August 31, 2003 and for the fiscal years ended May 31, 2003, 2002 and 2001, brokers providing research services received $0, $0, $0, and $0, respectively, in commissions on portfolio transactions effected for the Fund. The aggregate dollar amounts of such portfolio transactions were $0, $0, $0, $0, and $0, respectively. Commissions totaling $0, $0, $0, $0, and $0, respectively, were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the fiscal period ended August 31, 2003 and for the fiscal years ended May 31, 2003, 2002 and 2001, respectively.

At August 31, 2003, the Fund held debt securities of its regular brokers or dealers, or their parents, as follows:

------------------------------------------------------------------------------
Fund                      Broker or Dealer             Value of Securities
                                                       at August 31, 2003
==============================================================================
U.S. Government Money State Street Bank and Trust        $
------------------------------------------------------------------------------


Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Funds and any broker or dealer that executes transactions for the Funds.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of the Fund.

A share of each class of the Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Fund will affect the performance of those classes. Each share of the Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of the Fund. All shares of the Fund will be voted together, except that only the shareholders of a particular class of the Fund may vote on matters exclusively affecting that class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. There are no conversion rights. The Board has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of the Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Declaration of Trust, the Board will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.

TAX CONSEQUENCES OF OWNING SHARES OF THE FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the intent of the Fund to distribute all investment company taxable income. As a result of this policy and the Fund's qualifications as regulated investment companies, it is anticipated that the Fund will not pay federal income or excise taxes and that the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that the Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If the Fund does not distribute all of its net investment income, it will be subject to income and excise taxes on the amount that is not distributed. If the Fund does not qualify as a regulated investment company, it will be subject to corporate income tax on its net investment income at the corporate tax rates.

The Fund's investment objectives and policies, including their policy of attempting to maintain a net asset value of $1.00 per share, make it unlikely that any capital gains will be paid to investors. However, the Fund cannot guarantee that such a net asset value will be maintained. Accordingly, a shareholder may realize a capital gain or loss upon redemption of shares of the Fund. Capital gain or loss on shares held for one year or less is classified as short-term capital gain or loss while capital gain or loss on shares held for more than one year is classified as long-term capital gain or loss. Any loss realized on the redemption of fund shares held for six months or less is nondeductible to the extent of any exempt-interest dividends paid with respect to such shares. The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state, and local taxes. Dividends will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for income tax purposes does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 11, 2003.

PERFORMANCE

From time to time, the Fund's advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Fund's total returns for one-, five-, and ten-year periods (or since inception).

The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Because average annual returns tend to even out variations in the Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. Excluding sales charges from a total return calculation produces a higher total return figure.

We may also advertise a Fund's "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. For the seven days ended August 31, 2003, U.S. Government Money Fund's current and effective yields were 0.27% and 0.27%, respectively.

More information about the Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Funds' Prospectus.


When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.


Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended August 31, 2003 was:



Name of Fund                                   1 Year  5 Years  10 Years or
                                                                 Since Inception

U.S. Government Money Fund - Investor Class    0.55%   3.10%     3.75%

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment


The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

To obtain a Fund's current and effective 7-day yield information, please call INVECO at 1-800-525-8085.

The standard formula for calculating current yield is as follows:

                               Y= (V -V ) x 365/7
                                    1  0
                                        V
                                         0
where:  Y = current yield
        V  = the value of a hypothetical pre-existing account having
         0   a balance of one share at the beginning of a stated seven-day period
        V  = the value of such an account at the end of the stated
         1   period


The standard formula for calculating effective yield is as follows:

                                  365
                                  ---
                                   7
                        EY=[(Y + 1) ]
                                     -1

where:      EY = effective yield
            Y = current yield, as determined above

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average, and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder services made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:


      Fund                         Lipper Mutual Fund Category
      ----                         ---------------------------
      Cash Reserve Fund            Money Market Funds

      U.S. Government Money Fund   U.S. Government Money Market Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUNDS MAGAZINE
NEWSWEEK
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WALL STREET JOURNAL
WASHINGTON POST
WIESENBERGER INVESTMENT COMPANIES SERVICES


PROXY VOTING


The Board has expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, the Advisor is required by the Board to act solely in the interests of shareholders of the Funds. Other clients of the Advisor who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.

On behalf of the Funds and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.


A copy of the description of the Funds' proxy voting policy and procedures, as administered by the Advisor, is available on the website of the Securities and Exchange Commission, at www.sec.gov, and on AIM's website, www.aiminvestments.com.


PROXY VOTING ADMINISTRATION - The Advisor's proxy review and voting process, which has been in place for many years, meets the Advisor's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.


The Advisor, in turn, has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by the Advisor and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Funds' Board; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.

Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Funds' Board to decide how the proxies shall be voted on these issues. The Advisor's Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.


GUIDELINES AND POLICIES -- OVERVIEW -- As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.


As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the Board and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:


     o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

     o    Announce its voting intentions and the reasons therefor.

     o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

     o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.


Although the Advisor reserves the right to vote proxy issues on behalf of the Funds on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

ROUTINE MATTERS -- The Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

BOARDS OF DIRECTORS -- The Advisor generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders.

The Advisor generally opposes attempts to classify boards of directors to eliminate cumulative voting.

COMPENSATION -- The Advisor believes that it is important that a company's equity based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES -- The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

SOCIAL ISSUES -- The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. INVESCO will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.

Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Funds' Boards of Trustees on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

The Advisor and ADI permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and ADI's personnel to conduct their personal investment activities in a manner that the Advisor and ADI believe is not detrimental to the Fund or the Advisor's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS


The financial statements for the Fund for the fiscal period ended August 31, 2003 and the fiscal year ended May 31, 2003 are incorporated herein by reference from the INVESCO Money Market Funds, Inc.'s Annual Report to Shareholders dated May 31, 2003 and from the Report to Shareholders for the fiscal period ended August 31, 2003. Prior to November 25, 2003, the Funds were each a series of AIM Money Market Funds, Inc. (formerly INVESCO Money Market Funds, Inc.), a Maryland corporation.

                                   APPENDIX A

      Some of the terms used in the Statement of Additional Information are described below.

      BANK OBLIGATIONS include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate.

      BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

      BOND ANTICIPATION NOTES normally are issued to provide interim financing until longterm financing can be arranged. The longterm bonds then provide the money for the repayment of the Notes.



      CORPORATE DEBT OBLIGATIONS are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their longterm credit needs.

      MONEY MARKET refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, shortterm, highgrade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

      PORTFOLIO SECURITIES LOANS: The Company, on behalf of each of the Funds, may lend limited amounts of its portfolio securities (not to exceed 33 1/3% of a particular Fund's total assets). Management of the Company understands that it is the current view of the staff of the SEC that the Funds are permitted to engage in loan transactions only if the following conditions are met: (1) the applicable Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) rises above the level of the collateral; (3) the Company must be able to terminate the loan after notice; (4) the applicable Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value;
(5) the applicable Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Company must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Company to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

      REPURCHASE AGREEMENTS: A repurchase agreement is a transaction in which a Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of management this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Company's assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Company will be able to maintain its rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the particular Fund would suffer a loss.

      REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

      REVERSE REPURCHASE AGREEMENTS are transactions where a Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. The use of reverse repurchase agreements will create leverage, which is speculative. Reverse repurchase agreements are borrowings subject to the Funds' investment restrictions applicable to that activity. The Company will enter into reverse repurchase agreements solely for the purpose of obtaining funds necessary for meeting redemption requests. The proceeds received from a reverse repurchase agreement will not be used to purchase securities for investment purposes.

      SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are promissory notes issued by municipalities to supplement their cash flow. The ratings A1 and P1 are the highest commercial paper ratings assigned by S&P and Moody's, respectively.

      TAX ANTICIPATION NOTES are to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.

      TIME DEPOSITS are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Federal Deposit Insurance Corporation.

      U.S. GOVERNMENT SECURITIES are debt securities (including bills, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, Fannie Mae, Ginnie Mae (also known as Government National Mortgage Association), the Federal Farm Credit Bank, and the Federal Home Loan Banks. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations may be backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

RATINGS OF MUNICIPAL AND CORPORATE DEBT OBLIGATIONS

      The four highest ratings of Moody's and S&P for municipal and corporate debt obligations are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the longterm risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2, and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the difference between short-term credit and long-term credit. A short-term rating may also be assigned on an issue having a demand feature. Such ratings are designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon demand rather than fixed maturity dates and payment relying on external liquidity.

      MIG 1/VMIG 1 Notes and loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broadbased access to the market for refinancing, or both.

      MIG 2/VMIG 2 Notes and loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P RATING SERVICES. The characteristics of these debt obligations rated by S&P are generally as follows:

      AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      S&P ratings for short-term notes are as follows:

      SP1 Very strong capacity to pay principal and interest.

      SP2 Satisfactory capacity to pay principal and interest.

      SP3 Speculative capacity to pay principal and interest.

      A debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

RATINGS OF COMMERCIAL PAPER

      DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS. Among the factors considered by Moody's Investors Services, Inc. in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P1 (Highest Quality), P2 (Higher Quality), or P3 (High Quality).

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

      A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

      A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

      A2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

      A3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                          AIM TREASURER'S SERIES TRUST

                            PART C. OTHER INFORMATION

ITEM 23.          EXHIBITS

                      (a) Agreement and Declaration of Trust of AIM Treasurer's Series Trust dated July 29, 2003.(1)

                      (b)  Bylaws adopted effective July 29, 2003.(1)

                      (c) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles II, VI, VII and X of the Agreement and Declaration of Trust and Articles IV, V and VI of the Bylaws of the Registrant.

                      (d) (1) Form of Master Investment Advisory Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc. with respect to INVESCO U. S. Government Money Fund (filed herewith).

                           (2) Form of Master Investment Advisory Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc. with respect to INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund and INVESCO (filed herewith).

                           (3) Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc. with respect to INVESCO Stable Value Fund (to be filed).

                               (a) Master Intergroup Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc. and Registrant with respect to INVESCO Stable Value Fund (to be filed).

                      (e) (1) Underwriting Agreement between Registrant and Fund Management Company, Inc. with respect to INVESCO Treasurer's Money Market Reserve Fund and INVESCO Tax-Exempt Reserve Fund.(2)

                           (2) Underwriting Agreement between Registrant and A I M Distributors, Inc. dated July 1, 2003 with respect to INVESCO U.S. Government Money Fund and INVESCO Stable Value Fund.(3)

                           (3) Amended and Restated Master Distribution Agreement dated August 18, 2003 (all classes of shares except Class B shares) (filed herewith).

                               (a) Amendment No. 1 to Amended and Restated Master Distribution Agreement (all classes of shares except Class B Shares) (filed herewith).

                               (b)  Amendment No. 2 to Amended and Restated
                               Master Distribution Agreement (all classes of shares except Class B Shares) (filed herewith).

                      (f) Retirement Plan for Independent Directors (to be filed).

                      (g) Master Custodian Agreement between Registrant and State Street Bank and Trust dated May 8, 2001 as amended September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30, 2002, July 31,
                           2002, August 30, 2002 and February 10, 2003.(2)

                      (h) (1) (a) Transfer Agency Agreement between Registrant and INVESCO Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000, May 15, 2001, September
                           28, 2001, October 5, 2001, October 19, 2001, March
                           29, 2002, April 30, 2002, July 31, 2002, August 30,
                           2002 and February 10, 2003.(2)

                                     (i) Assignment and Assumption Agreement and
                                     Consent dated October 1, 2003 of Transfer
                                     Agency Agreement by and among Registrant, INVESCO Funds Group, Inc. to AIM Investment Services, Inc. (filed herewith).

                               (b) Form of Transfer Agency Agreement dated November 20, 2003 between Registrant and AIM Investment Services, Inc. (filed herewith).

                           (2) (a) Administrative Services Agreement between Registrant and INVESCO Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000, May 15,
                           2001, September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30, 2002, July 31,
                           2002, August 30, 2002 and February 10, 2003.(2)

                                            (1)    Assignment and Assumption
                                            Agreement and Consent dated August
                                            12, 2003 of Administration Agreement
                                            by and among Registrant, INVESCO
                                            Funds Group, Inc. and  A  I  M
                                            Advisors, Inc. (filed herewith).

                               (b)  Form  of Master Administrative Services
                               Agreement dated November 25, 2003 between
                               Registrant and A I M Advisors, Inc. (filed herewith).

                           (3) Agreement and Plan of Redomestication dated as of August 13, 2003, which provides for the redomestication of INVESCO Treasurer's Series Funds, Inc. as a Delaware statutory trust and, in connection therewith, the sale of all of its assets and its dissolution as a Maryland Corporation.(4)

                      (i) Opinion and consent of Ballard Spahr Andrews & Ingersoll, LLP (filed herewith)

                      (j)  Consent of Independent Accountants (filed herewith).

                      (k)  Not applicable.

                      (l)  Not applicable.

                           (1) (a) Amended and Restated Master Distribution Plan (Class R shares) (to be filed).

                               (b) of Master Related Agreement to Amended and Restated Master Distribution Plan (Class R Shares) (to be filed).

                      (n) Multiple Class Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 by the Company with respect to Cash Reserves Fund adopted July 1, 2003.(3)

                      (o)  Not applicable.

                      (p) (1) Code of Ethics pursuant to Rule 17j-1.2

                          (2) The AIM Management Group Code of Ethics, adopted May 1, 1981, as last amended June 13, 2003, relating to A I M Management Group Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.(5)


(1) Previously filed with Post-Effective Amendment No. 31 to the Registration Statement on August 28, 2003 and incorporated herein by reference.
(2) Previously filed with Post-Effective Amendment No. 30 to the Registration Statement on August 27, 2003 and incorporated herein by reference. (Identical except for the name of the Registrant (AIM Treasurer's Series Trust) and the date.)
(3) Previously filed with Post-Effective Amendment No. 47 to the Registration Statement of INVESCO Money Market Funds, Inc. on August 12, 2003. (Identical except for the name of the Registrant (AIM Treasurer's Series Trust) and the date.)
(4) Previously filed with the Registration Statements on Form N-14 of AIM Investment Securities Funds and AIM Tax-Exempt Funds on August 13, 2003 and incorporated herein by reference.
(5) Previously filed with Post-Effective Amendment No. 77 to the Registration Statement of AIM Equity Funds filed on July 7, 2003 and incorporated by reference herein.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH AIM TREASURER'S SERIES TRUST. (THE "TRUST")

No person is presently controlled by or under common control with the Trust.


ITEM 25.          INDEMNIFICATION

Indemnification provisions for officers, directors, and employees of the Registrant are set forth in Article VIII of the Registrant's Agreement and Declaration of Trust and Article VIII of its Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Agreement and Declaration of Trust dated July 29, 2003, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class). The Registrant, A I M Advisors, Inc. ("AIM") and other investment companies managed by AIM, their respective officers, trustees, directors and employees are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy.

Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

Paragraph 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds states:

Limitation of Liability of Sub-Adviser and Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. See "Fund Management" in the Funds' Prospectuses and "Management of the Funds" in the Statement of Additional Information for information regarding the business of the investment advisor.

ITEM 27.          (a)      PRINCIPAL UNDERWRITERS

                  A  I  M  Distributors,   Inc.,  the   Registrant's   principal
underwriter, also act as principal underwriter to the following investment companies:

AIM Floating Rate Fund                       AIM Tax-Exempt Funds
AIM Funds Group                              AIM Variable Insurance Funds
AIM International Funds, Inc.                AIM Growth Series
AIM Investment Securities Funds              AIM Investment Funds
AIM Special Opportunities Funds              AIM Summit Fund
AIM Bond Funds                               AIM Combination Stock & Bond Funds
AIM Sector Funds                             AIM Stock Funds
AIM Counselor's Series Trust                 AIM Equity Funds

                  (b)

                                      Positions and                      Positions and
Name and Principal                    Offices with                       Offices with
Business Address*                     Underwriter                        Registrant
------------------                    --------------                     --------------

Michael J. Cemo                       Chairman, Director, President &    None
                                      Chief Executive Officer
Mark H. Williamson                    Director                           Trustee & Executive Vice President
Gary T. Crum                          Director                           Senior Vice President
Gene L. Needles                       Executive Vice President           None
James L. Salners                      Executive Vice President           None
John S. Cooper                        Senior Vice President              None
Marilyn M. Miller                     Senior Vice President              None
Leslie A. Schmidt                     Senior Vice President              None
James E. Stueve                       Senior Vice President              None
Stephen H. Bitteker                   First Vice President               None
Glenda A. Dayton                      First Vice President               None
Gary K. Wendler                       First Vice President               None
Kevin M. Carome                       Vice President                     Senior Vice President
Mary A. Corcoran                      Vice President                     None
Sidney M. Dilgren                     Vice President                     None
Tony D. Green                         Vice President                     None
Dawn M. Hawley                        Vice President & Treasurer         None
Ofelia M. Mayo                        Vice President, General Counsel    Assistant Secretary
                                      & Assistant Secretary
Kim T. McAuliffe                      Vice President                     None
Linda L. Warriner                     Vice President                     None
Rebecca Starling-Klatt                Assistant Vice President & Chief   None
                                      Compliance Officer
Kathleen J. Pflueger                  Secretary                          Assistant Secretary

*11 Greenway Plaza, Suite 100, Houston, Texas  77046-1173

           (c) Not applicable.



ITEM 28.              LOCATION OF ACCOUNTS AND RECORDS
                      --------------------------------

                      Raymond R. Cunningham
                      4350 South Monaco Street
                      Denver, CO  80237

                      A I M Advisors, Inc.,
                      11 Greenway Plaza, Suite 100
                      Houston, TX 77046-1173

                      State Street Bank & Trust Company
                      One Heritage Drive - JPB/2N
                      North Quincy, Mass 02171

                      AIM Investment Services, Inc.
                      P. O. Box 4739
                      Houston, TX 77210-4739

ITEM 29.              MANAGEMENT SERVICES
                      -------------------

                      Not applicable.

ITEM 30.              UNDERTAKINGS
                      ------------

                      Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 24th day of November, 2003.

                               Registrant:  AIM TREASURER'S SERIES TRUST
                                            By: /s/ Robert H. Graham
                                                ----------------------------
                                                     Robert H. Graham, President


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     SIGNATURES                         TITLE                       DATE

/s/ Robert H. Graham         Chairman, Trustee & President     November 24, 2003
-------------------------    (Principal Executive Officer)
(Robert H. Graham)

/s/ Bob R. Baker                      Trustee                  November 24, 2003
-------------------------
(Bob R. Baker)

/s/ Frank S. Bayley                   Trustee                  November 24, 2003
-------------------------
(Frank S. Bayley)

/s/ James T. Bunch                    Trustee                  November 24, 2003
-------------------------
(James T. Bunch)

/s/ Bruce L. Crockett                 Trustee                  November 24, 2003
-------------------------
(Bruce L. Crockett)

/s/ Albert R. Dowden                  Trustee                  November 24, 2003
-------------------------
(Albert R. Dowden)

/s/ Edward K. Dunn, Jr.               Trustee                  November 24, 2003
-------------------------
(Edward K. Dunn, Jr.)

/s/ Jack M. Fields                    Trustee                  November 24, 2003
-------------------------
(Jack M. Fields)

/s/ Carl M. Frischling                Trustee                  November 24, 2003
-------------------------
(Carl M. Frischling)

/s/ Gerald J. Lewis                   Trustee                  November 24, 2003
-------------------------
(Gerald J. Lewis)

/s/ Prema Mathai-Davis                Trustee                  November 24, 2003
-------------------------
(Prema Mathai-Davis)

/s/ Lewis F. Pennock                  Trustee                  November 24, 2003
-------------------------
(Lewis F. Pennock)

/s/ Ruth H. Quigley                   Trustee                  November 24, 2003
------------------------
(Ruth H. Quigley)

/s/ Louis S. Sklar                    Trustee                  November 24, 2003
------------------------
(Louis S. Sklar)

/s/ Larry Soll                        Trustee                  November 24, 2003
------------------------
(Larry Soll)

/s/ Mark H. Williamson                Trustee &                November 24, 2003
------------------------       Executive Vice President
(Mark H. Williamson)

/s/ Dana R. Sutton           Vice President and Treasurer      November 24, 2003
------------------------  (Principal Financial and Accounting
Dana R. Sutton)                         Officer)

                                  Exhibit Index

EXHIBIT ITEM      EXHIBIT
------------      -------

(d)(1)            Form of Master Investment Advisory Agreement dated
                  November 25, 2003 between Registrant and A I M Advisors, Inc. with respect to INVESCO U.S. Government Money Fund

(d)(2)            Form of Master Investment Advisory Agreement dated
                  November 25, 2003 between Registrant and A I M Advisors, Inc. with respect to INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund

(e)(3) Amended and Restated Master Distribution Agreement dated August 18, 2003 (all classes of shares except Class B shares)

(e)(3)(a) Amendment No. 1 to Amended and Restated Master Distribution Agreement (all classes of shares except Class B Shares)

(e)(3)(b) Amendment No. 2 to Amended and Restated Master Distribution Agreement (all classes of shares except Class B Shares)

(h)(1)(a)(i)      Assignment and Assumption Agreement and Consent dated
                  October 1, 2003 of Transfer Agency Agreement

(h)(1)(b) Form of Transfer Agency Agreement between dated November 20, 2003 Registrant and AIM Investment Services, Inc.

(h)(2)(a)(1)      Assignment and Assumption Agreement and Consent dated
                  August 12, 2003 of Administration Agreement

(h)(2)(b) Form of Master Administrative Services Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc.

(i)               Opinion  and consent of Ballard  Spahr  Andrews &
                  Ingersoll, LLP

(j)               Consent of Independent Accountants